Table of Contents

Letter to Shareholders	1

MassMutual Prime Fund
Portfolio Manager Report	4
Portfolio of Investments	6
Financial Statements	8

MassMutual Short-Term Bond Fund
Portfolio Manager Report	12
Portfolio of Investments	15
Financial Statements	17

MassMutual Core Bond Fund
Portfolio Manager Report	21
Portfolio of Investments	24
Financial Statements	28

MassMutual Diversified Bond Fund
Portfolio Manager Report	32
Portfolio of Investments	35
Financial Statements	37

MassMutual Balanced Fund
Portfolio Manager Report	41
Portfolio of Investments	44
Financial Statements	49

MassMutual Core Equity Fund (Formerly known as the MassMutual Value Equity Fund)
Portfolio Manager Report	53
Portfolio of Investments	56
Financial Statements	58

MassMutual Growth Equity Fund
Portfolio Manager Report	62
Portfolio of Investments	65
Financial Statements	68

MassMutual Small Cap Value Equity Fund
Portfolio Manager Report	72
Portfolio of Investments	75
Financial Statements	77

MassMutual Mid Cap Growth Equity Fund
Portfolio Manager Report	81
Portfolio of Investments	84
Financial Statements	86

MassMutual Small Cap Growth Equity Fund
Portfolio Manager Report	90
Portfolio of Investments	93
Financial Statements	97

MassMutual International Equity Fund
Portfolio Manager Report	101
Portfolio of Investments	104
Financial Statements	106

Notes to Financial Statements	110
Independent Auditors ’ Report	125

MassMutual Indexed Equity Fund
Portfolio Manager Report	126
Financial Statements	128
Notes to Financial Statements	132
Independent Auditors’ Report	136

Master Investment Portfolio—S&P 500 Index Master Portfolio
Portfolio Manager Report	137
Financial Statements	146
Notes to Financial Statements	149
Report of Independent Auditors	152
MassMutual Institutional Funds – Letter to Shareholders
To Our Shareholders

[PHOTO]
John V. Murphy
“The advances in the market indices were primarily filled by a narrow group of technology stocks, while the majority of stocks did not perform nearly as well.”
February 22, 2000

Before reviewing the year just ended, I would like to pass along some exciting news about MassMutual. During the past year, we recently formed the Financial Services Group (“FSG”), which took responsibility for managing and administering the MassMutual Institutional Funds (the “Funds”). FSG has resulted in the integration of MassMutual’s asset accumulation and retirement products—allowing us to leverage our investment and service expertise and resources to clients of our MassMutual Retirement Services, MassMutual Annuities, MassMutual Variable Life and Institutional Life Insurance businesses.

As part of our responsibility for managing the Funds, we have elected new officers of the Funds who come from our various business units. They not only have investment experience, but also bring to the Funds a comprehensive understanding of the business products through which we market the Funds. I have recently been elected as President and Trustee of the Funds.

We have also broadened our line up of investment managers for the Funds. We believe this will give us the best opportunity to provide investors with the widest choice from among the highest regarded and diverse investment managers across all asset classes. We endeavor to retain investment managers that provide top-notch portfolio management, and conduct extensive due diligence before we select those managers. Then we use an independent consulting firm to assist us in monitoring each manager and the Funds they manage.

In that regard, we also take pleasure in announcing that MassMutual has recently consolidated all its portfolio management operations into its subsidiary, David L. Babson and Company Incorporated. The new entity, which will continue to do business under the David L. Babson name, has assets under management of approximately $70 billion. Stu Reese, the Funds’ former president, has been named Chief Executive Officer of David L. Babson. Mr. Reese, who remains MassMutual’s Chief Investment Officer, will remain as Chairman of the Board of Trustees. In connection with that reorganization, MassMutual has retained David L. Babson as investment sub-adviser to the MassMutual Prime Fund, MassMutual Short-Term Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, and MassMutual Balanced Fund. We want to emphasize that the same portfolio managers will continue to manage those Funds and there will be no change in the level of services, nor has there been an increase in the management fees charged. David L. Babson will continue to serve as manager for the MassMutual Core Equity Fund and MassMutual Small Cap Value Equity Fund.

With these changes in the management of the Funds, we believe we will be better able to service our existing clients by offering a full range of financial products to both individual and institutional investors. Stu and I look forward to continuing MassMutual’s tradition of excellent service to our clients and encourage you to contact your service representative or us if you have any questions about our new organizational changes.

Another Banner Year for the U.S. Economy

Nineteen ninety-nine will be remembered as a year that came in like a lamb and went out like a lion, at least in terms of expectations for the U.S. economy. At the beginning of the year, forecasts for 1999 were cautious in the wake of 1998’s credit crunch. Growth, however, continued apace, with real GDP for 1999 estimated to have increased by roughly 4.0%, a truly impressive achievement coming so late in this durable economic expansion that began in the summer of 1991. Equally impressive was the fact that, despite sharply higher energy prices, inflation remained subdued, as evidenced by a CPI that averaged around 2.5% during the year.

(Continued)
MassMutual Institutional Funds – Letter to Shareholders (Continued)

The U.S. dollar held its own against the Japanese yen while gaining substantially against the euro, briefly trading at parity with the latter. A strong dollar helped attract investment capital to U.S. stock and bond markets even as it exacerbated the nation’s trade deficit. On the fiscal side, the United States recorded its second consecutive budget surplus in fiscal year 1999, with another surplus forecast for the current fiscal year ending in October, 2000. Clearly, 1999 was another year in which the economy was fundamentally in great shape.

Interest Rates Continue Upward Trend

Along with stronger-than-expected growth in the economy, another important theme for 1999 was rising interest rates. The Federal Reserve Board waited until mid-year, when evidence of robust economic growth was undeniable, to implement the first rate hike of the year. Other increases followed in August and November, and the closely watched federal funds rate ended the year at 5.50%, 75 basis points higher than where it began. With the three increases, the Fed reversed the three cuts made in the fall of 1998, taking rates back to their pre-crisis levels, which were still toward the low end of their recent historical range.

As concerns grew during the year about an overheating economy and a possible return of inflation, intermediate and long-term interest rates also rose. The 30-year Treasury bond, for example, climbed almost 140 basis points to finish the year at 6.48%, while securities in the two to ten year range saw even steeper rises. Rising rates and a flatter yield curve made it a difficult year for fixed-income investors, with most high-quality bond managers seeing negative returns for the year. In general, spread product —fixed-income investments offering a yield premium to Treasuries —performed better than Treasuries. Spreads began the year at relatively wide levels and subsequently narrowed, partially offsetting the effects of higher rates. Investments in high-yield or emerging-market securities, which normally carry the widest spreads because of their higher risk, provided the strongest performance, typically generating positive single-digit returns. In addition, investments at the short end of the yield curve managed low single-digit returns since they were less affected by climbing rates.

Technology Stocks Shine

U.S. stocks kept investors guessing in the first half of the year, as responsibility for market leadership shifted from growth stocks in the first quarter to cyclicals and value shares in the second. In the second half, however, interest faded in virtually everything but technology. Particularly in the fourth quarter, investors threw caution to the wind and piled into their favorites—especially Internet stocks—seemingly without regard to earnings prospects, driving the technology-heavy NASDAQ Composite Index to an astonishing gain of 85.6% for the year. Interest was spread among large-cap favorites and small-cap newcomers. The IPO market sizzled, with many stocks seeing huge gains in their first few days of trading.

Other popular benchmarks, which have become increasingly technology-sensitive in the past few years, posted returns that were modest by comparison but still impressive, and all of them finished at or near their all-time highs. The venerable Dow Jones Industrial Average gained 25.2%, while the Standard & Poor’s 500 Index notched a return of 21.04%. That made it an unprecedented five straight years of returns in excess of 20% for the S&P 500. International stocks also did well in 1999, as many overseas economies experienced stronger growth after a period of lackluster performance, or, in the case of Japan, negative growth. The Y2K phenomenon, much discussed throughout the year, appeared to have minimal effects on worldwide equity and debt markets as the year wound down.

Of considerable concern to many investors, however, was the narrowness of the stock market rally. The lack of breadth was evident in the fact that over 70% of stocks listed on the New York Stock Exchange had negative returns for the year, while over 50% of NASDAQ stocks lost value in 1999. In this environment, value-oriented funds struggled because their investment style, which emphasizes growth at a reasonable price, prevented them from owning the richly valued market leaders.

(Continued)
MassMutual Institutional Funds – Letter to Shareholders (Continued)

Looking Ahead

Interest rates should continue to be a prime concern for investors in the coming months. Despite three increases by the Fed in 1999, consensus estimates favor at least one more hike in the first quarter. More than likely, though, we are close to seeing some kind of temporary plateau in interest rates. For one thing, the economy is already showing signs of slowing. Another consideration is that changes in interest rates are typically not fully reflected in the economy until a number of months after they are made. With three increases in the last seven months of 1999, we can expect the Fed to become increasingly cautious over the short term about further rate hikes. Finally, since 2000 is a presidential election year, we look for the Fed to keep short-term rates relatively stable in the second half of the year. In summary, we expect 2000 to offer a reasonably positive backdrop for U.S. investment markets, especially the latter half of the year, when we are likely to see a modestly slowing but still healthy economy and more stable interest rates.

We would not be surprised to see European economic growth surpass that of the United States in the new year. As growth accelerates in Europe, interest rates should rise, drawing greater flows of investment capital and boosting the value of the euro, which is already trading at very oversold levels. Thus, we look for European investments, especially equities, to offer attractive opportunities in 2000.

The markets of 1999 have once again demonstrated the importance of diversification. Large-cap and small-cap, growth and value, domestic and international stocks all have their periods of dominance, but these periods are difficult to predict in advance. A properly diversified investment plan will include elements from all of those categories and, history suggests, achieve better returns with less risk in the long run.

/s/    John V. Murphy
John V. Murphy
President
MassMutual Institutional Funds

MassMutual Prime Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Prime Fund?

The objective and policies of the Fund are to:
•	maximize current income to the extent consistent with liquidity and the preservation of capital
•	invest in a diversified portfolio of money market instruments
•	invest in high quality debt instruments with remaining maturities not to exceed 397 days
Note: This is not a money market fund.

How did the Fund perform during 1999?

The Fund’s Class S shares had a net return of 5.10%, which compared favorably with the 4.74% return available from 91-day Treasury bills.

How was the investment environment during the period?

Higher short-term interest rates represented our major challenge. The year began with modest expectations for economic growth and predictions of stable and possibly even lower interest rates. That scenario was not to be, however. During the first half, analysts were forced to roughly double their estimates for growth in Gross Domestic Product and corporate earnings. The Federal Reserve Board, fearing a return of inflation, raised short-term rates on June 30 but gave fixed-income investors something to cheer about by returning to a neutral bias regarding future actions.

The tightening trend in rates evident at mid-year continued throughout the second half. Reacting to continued strong economic growth as well as evidence of speculative excess in the stock market, the Fed followed its June rate increase with one in August and another in November. These three rate hikes effectively offset the three interest-rate cuts engineered by the Fed in the fall of 1998, when it responded to crisis conditions in the debt and equity markets brought on by the Russian debt default and the near-failure of a prominent hedge fund.

How did you manage the Fund during this period?

The fund maintained its strong emphasis on Tier 2 securities, which generally fluctuated in a range between 85% and 98% of holdings. Despite mergers and acquisitions during the period that resulted in the loss of numerous desirable holdings, our in-depth credit research enabled us to uncover many attractive opportunities. It is MassMutual’s strong credit research that enables the Fund to invest mainly in Tier 2 securities, which carry slightly more risk but also a higher yield than Tier 1 paper or T-bills.

We typically kept the average life of the Fund’s holdings in a range from 53 to 62 days, which, as is our customary policy, closely mirrored the average life of our benchmark, the IBC/Donohue Universe. Occasionally—for example, when we thought a Fed tightening move was imminent—we tried to shorten our average duration slightly. Conversely, we sometimes went a little longer when it seemed that upward pressure on rates was ebbing.

What is your outlook?

We are at an interesting juncture. There is a strong consensus, based on continued robust GDP numbers in the second half of 1999, that the Fed will raise interest rates at least one more time in the first half of 2000. While we cannot rule out further rate hikes, it is not clear how much growth in the second half of 1999 was due to companies padding their inventories in expectation of possible Y2K-related supply disruptions. Since no significant disruptions actually occurred, we can probably expect reduced demand early in 2000, as companies hold off on new orders while they work down excess inventories. We should also keep in mind that changes in interest rates usually take a number of months to be fully reflected in economic activity. Thus, slower-than-expected growth could be one of the surprises in store for the first half of 2000. A slight slowing in the economy, if it should occur, would signal to the Fed that its objectives had been achieved and would likely result in a stable rate environment for a while. That would be good for the Fund.

On the other hand, continued strong economic growth and an overly exuberant stock market would undoubtedly bring a series of rate increases. While we cannot control what the Fed does, we can insure that the Fund continues to receive the benefit of MassMutual’s outstanding research and credit analysis capabilities. That is where we will direct our efforts.

MassMutual Prime Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Prime Fund Class S and 91-day Treasury Bills

MassMutual Prime Fund
Total Return
		Five Year	Since Inception
	One Year	Average Annual	Average Annual
	1/1/99 - 12/31/99	1/1/95 - 12/31/99	10/3/94 - 12/31/99
Class S	5.10%	5.38%	5.37%

91-Day Treasury Bills	4.74%	5.21%	5.21%

Hypothetical Investments in MassMutual Prime Fund Class A, Class Y and 91-day Treasury Bills

MassMutual Prime Fund
Total Return
		Since Inception
	One Year	Average Annual
	1/1/99 - 12/31/99	1/1/98 - 12/31/99

Class A	4.59%	4.60%
Class Y	5.13%	5.13%

91-Day Treasury Bills	4.74%	4.90%

Hypothetical Investments in MassMutual Prime Fund Class L and 91-day Treasury Bills

MassMutual Prime Fund
Total Return
Since Inception
5/3/99 - 12/31/99

Class L	3.34%

91-Day Treasury Bills	3.22%
GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]
             Date  Class S  T-Bills
             ----  -------  -------

             (10/3/94)         $10,000         $10,000
              12/94  $10,126  $10,130
               6/95  $10,419  $10,420
              12/95  $10,711  $10,712
               6/96  $10,982  $10,988
              12/96  $11,272  $11,275
               6/97  $11,565  $11,565
              12/97  $11,880  $11,867
               6/98  $12,194  $12,173
              12/99  $12,520  $12,467
               6/99  $12,811  $12,747
              12/99  $13,158  $12,967

[CHART]
 Date  Class A  Class Y  T-Bills
 ----  -------  -------  -------

       12/97  $10,000  $10,000  $10,000
        3/98  $10,110  $10,130  $10,129
        6/98  $10,230  $10,250  $10,258
        9/98  $10,350  $10,380  $10,387
       12/98  $10,460  $10,514  $10,506
        3/99  $10,576  $10,647  $10,622
        6/99  $10,682  $10,768  $10,742
        9/99  $10,804  $10,903  $10,869
       12/99  $10,940  $11,053  $11,003

[CHART]
             Date  Class L   T-Bills
             ----  -------   -------

             5/3/99  $10,000   $10,000
             5/31/99  $10,034   $10,038
             6/99  $10,073   $10,076
             7/99  $10,112   $10,115
             8/99  $10,156   $10,155
             9/99  $10,196   $10,195
             10/99  $10,240   $10,236
             11/99  $10,282   $10,278
             12/99  $10,334   $10,322

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while 91-day Treasury Bills are unmanaged and do not incur expenses. Treasury Bills are backed by the U.S. Government and offer a fixed rate of return, while the Fund’s shares are not guaranteed. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual Prime Fund – Portfolio of Investments

December 31, 1999

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 97.8%
Commercial Paper — 96.2%
Appalachian Power Company
5.940%	02/04/2000	$ 7,100,000	$ 7,060,169
Aristar, Inc.
6.200%	01/28/2000	13,000,000	12,939,550
Burlington Northern Santa Fe Corp.
6.300%	02/25/2000	11,420,000	11,310,083
Burlington Resources, Inc.
6.250%	01/14/2000	3,900,000	3,891,198
Burlington Resources, Inc.
6.350%	01/12/2000	9,300,000	9,281,956
Case Credit Corporation
6.200%	02/24/2000	4,375,000	4,334,312
Case Credit Corporation
6.250%	03/28/2000	6,095,000	6,002,940
Case Credit Corporation
6.250%	04/04/2000	1,960,000	1,929,293
Central and South West Corporation
6.300%	01/26/2000	5,200,000	5,177,250
Comdisco, Inc.
6.420%	01/31/2000	5,485,000	5,455,655
Comdisco, Inc.
6.450%	01/27/2000	4,785,000	4,762,710
Comdisco, Inc.
6.450%	02/11/2000	3,275,000	3,250,942
ConAgra, Inc.
6.370%	01/05/2000	9,800,000	9,793,064
Countrywide Home Loans, Inc.
5.250%	01/03/2000	1,640,000	1,639,522
Cox Enterprises, Inc.
6.730%	01/04/2000	11,750,000	11,743,410
Crown Cork & Seal Company, Inc.
6.300%	02/29/2000	4,310,000	4,265,500
Crown Cork & Seal Company, Inc.
6.300%	03/06/2000	4,850,000	4,795,269
Crown Cork & Seal Company, Inc.
6.400%	03/17/2000	4,800,000	4,736,667
Dominion Resources, Inc.
6.360%	02/10/2000	3,735,000	3,708,606
		Principal Amount	Market Value

Dominion Resources, Inc.
6.390%	01/21/2000	$ 7,450,000	$ 7,423,553
Eastman Chemical Company
6.270%	02/09/2000	2,165,000	2,150,294
Eastman Chemical Company
6.300%	02/07/2000	3,550,000	3,527,014
Eastman Chemical Company
6.300%	02/09/2000	6,475,000	6,430,808
General Electric Capital Corporation
5.740%	08/25/2000	13,000,000	12,486,500
Goodyear Tire & Rubber Company
6.300%	02/02/2000	6,430,000	6,393,992
Goodyear Tire & Rubber Company
6.530%	03/30/2000	8,000,000	7,876,389
Houston Industries Finance Co. L.P.
6.400%	01/24/2000	7,050,000	7,021,173
Houston Industries Finance Co. L.P.
6.450%	01/11/2000	4,900,000	4,891,221
Houston Industries Finance Co. L.P.
6.450%	02/11/2000	275,000	272,980
IMC Global, Inc.
5.800%	02/18/2000	4,175,000	4,142,714
IMC Global, Inc.
5.850%	02/01/2000	5,300,000	5,273,301
IMC Global, Inc.
6.300%	02/15/2000	4,500,000	4,464,563
Indiana Michigan Power Company
6.050%	01/18/2000	8,850,000	8,824,716
Indiana Michigan Power Company
6.130%	01/19/2000	3,460,000	3,449,395
Kerr-McGee Credit Corporation
6.200%	01/11/2000	2,500,000	2,495,695
Kerr-McGee Credit Corporation
6.350%	03/29/2000	2,700,000	2,658,750
Kerr-McGee Credit Corporation
6.450%	01/25/2000	8,095,000	8,060,191
		Principal Amount	Market Value

Lockheed Martin Corporation
6.150%	04/14/2000	$ 6,740,000	$ 6,623,173
Mead Corporation
6.300%	03/31/2000	10,845,000	10,682,324
Penny (J. C.) Penny Funding Corporation
6.300%	03/03/2000	1,400,000	1,384,931
Praxair, Inc.
6.400%	02/16/2000	8,365,000	8,296,593
Public Service Electric and Gas Company
6.350%	02/17/2000	7,640,000	7,576,662
Public Service Electric and Gas Company
6.500%	01/19/2000	3,325,000	3,314,194
Ryder System, Inc.
6.300%	01/20/2000	3,465,000	3,453,479
Ryder System, Inc.
6.300%	02/08/2000	5,100,000	5,066,085
Ryder System, Inc.
6.450%	01/26/2000	4,880,000	4,858,141
Safeway, Inc.
6.470%	01/06/2000	6,400,000	6,394,249
Sierra Pacific Power Company
6.400%	02/03/2000	7,500,000	7,456,000
Sierra Pacific Power Company
6.450%	02/03/2000	5,000,000	4,970,437
Sierra Pacific Power Company
7.200%	02/03/2000	690,000	685,446
Solutia, Inc.
6.450%	01/10/2000	9,885,000	9,869,060
Solutia, Inc.
6.750%	01/11/2000	4,000,000	3,992,500
TRW, Inc.
6.300%	01/26/2000	540,000	537,638
TRW, Inc.
6.420%	01/27/2000	2,500,000	2,488,408
TRW, Inc.
6.450%	01/07/2000	5,200,000	5,194,410
TRW, Inc.
6.550%	01/13/2000	4,000,000	3,991,267
Union Carbide Corporation
6.250%	03/29/2000	1,340,000	1,319,528
Union Oil Company of California
5.310%	02/11/2000	5,650,000	5,615,833

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Union Oil Company of California
5.720%	03/07/2000	$ 5,500,000	$ 5,436,979
Union Oil Company of California
6.560%	02/29/2000	760,000	751,829
UOP
6.400%	02/28/2000	5,570,000	5,512,567
UOP
6.420%	01/31/2000	4,195,000	4,172,557
UOP
6.500%	01/31/2000	3,300,000	3,282,125
Vastar Resources, Inc.
6.150%	01/20/2000	8,600,000	8,572,086
Vastar Resources, Inc.
6.200%	03/27/2000	4,610,000	4,541,170

			349,961,016

Discount Notes — 1.6%
Federal Farm Credit Bank
5.750%	12/26/2000	6,135,000	5,766,900

TOTAL SHORT-TERM INVESTMENTS (Cost $355,750,791)***			355,727,916

TOTAL INVESTMENTS — 97.8%			355,727,916

Other Assets/
(Liabilities) — 2.2%			7,859,471

NET ASSETS — 100.0%			$363,587,387

Notes To Portfolio of Investments
***Aggregate cost for Federal tax purposes (Note 7)

The remainder of this page intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 1999
Assets:
Short-term investments, at value (cost $355,750,791) (Note 2)	$355,727,916
Cash	4,612
Receivables from:
Fund shares sold	12,755,103
Interest	53

Total assets	368,487,684

Liabilities:
Payables for:
Fund shares redeemed	4,755,775
Directors’ fees and expenses (Note 3)	2,720
Affiliates (Note 3):
Investment management fees	104,238
Administration fees	27,362
Service fees	138
Accrued expenses and other liabilities	10,064

Total liabilities	4,900,297

Net assets	$363,587,387

Net assets consist of:
Paid-in capital	$363,595,914
Undistributed net investment income	56,324
Accumulated net realized loss on investments	(41,976)
Net unrealized depreciation on investments	(22,875)

$363,587,387

Net assets:
Class A	$ 3,547,638

Class L	$ 9,842,288

Class Y	$ 33,392,137

Class S	$316,805,324

Shares outstanding:
Class A	23,431

Class L	64,821

Class Y	219,727

Class S	2,082,323

Net asset value, offering price and redemption price per share:
Class A	$ 151.41

Class L	$ 151.84

Class Y	$ 151.97

Class S	$ 152.14

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 1999
Investment income: (Note 2)
Interest	$15,448,557

Expenses: (Note 2)
Investment management fees (Note 3)	1,050,848
Custody fees	26,351
Audit and legal fees	19,386
Directors ’ fees (Note 3) .	14,658

1,111,243
Administration fees (Note 3):
Class A	564
Class L*	918
Class Y	13,893
Class S	218,327
Service fees (Note 3):
Class A	379

Total expenses	1,345,324

Net investment income	14,103,233

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(21,292)
Net change in unrealized appreciation (depreciation) on investments	(63,776)

Net realized and unrealized loss	(85,068)

Net increase in net assets resulting from operations	$14,018,165

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Year ended December 31, 1999	Year ended December 31, 1998
Operations:
Net investment income	$ 14,103,233	$ 13,297,412
Net realized loss on investment transactions	(21,292)	(2,524)
Net change in unrealized appreciation (depreciation) on investments	(63,776)	62,059

Net increase in net assets resulting from operations	14,018,165	13,356,947

Distributions to shareholders (Note 2):
From net investment income:
Class A	(30,930)	(94,659)
Class L*	(52,197)	-
Class Y	(1,354,719)	(440,359)
Class S	(12,628,175)	(12,743,282)

Total distributions from net investment income	(14,066,021)	(13,278,300)

Net fund share transactions (Note 5):
Class 1**	-	(114,315)
Class 2**	-	(116,323)
Class 3**	-	(117,416)
Class A	3,451,433	208,974
Class L*	9,877,872	-
Class Y	33,761,084	973,553
Class S	64,112,361	9,800,906

Increase in net assets from net fund share transactions	111,202,750	10,635,379

Total increase in net assets	111,154,894	10,714,026

Net assets:
Beginning of period	252,432,493	241,718,467

End of period (including undistributed net investment income of $56,324 and $19,112, respectively)	$363,587,387	$252,432,493

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
** Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L	Class Y
	Year ended 12/31/99	Year ended 12/31/98†	Period ended 12/31/99**	Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$ 150.83	$ 691.21	$ 152.99	$ 150.73	$ 690.78

Income (loss) from investment operations:
Net investment income	7.55 ***	32.03 ***	6.37 ***	8.78 ***	36.67 ***
Net realized and unrealized gain (loss) on investments	(0.75)	(0.09)	(1.24)	(1.20)	(1.30)

Total income (loss) from investment operations	6.80	31.94	5.13	7.58	35.37

Less distributions to shareholders:
From net investment income	(6.22)	(572.32)	(6.28)	(6.34)	(575.42)

Net asset value, end of period	$ 151.41	$ 150.83	$ 151.84	$ 151.97	$ 150.73

Total Return@	4.59%	4.60%	3.34%	5.13%	5.14%
Ratios / Supplemental Data:
Net assets, end of period (000 ’s)	$ 3,548	$ 120	$ 9,842	$ 33,392	$ 556
Net expenses to average daily net assets	1.04%	1.20%	0.76% *	0.57%	0.74%
Net investment income to average daily net assets	4.89%	4.59%	6.11% *	5.60%	5.21%

			Class S (1)
	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96	Year ended 12/31/95
Net asset value, beginning of period	$ 150.74	$ 150.84	$ 151.00	$ 151.06	$ 150.36

Income (loss) from investment operations:
Net investment income	7.82 ***	8.10 ***	8.14 ***	7.85 ***	8.70 ***
Net realized and unrealized gain (loss) on investments	(0.13)	0.03	(0.01)	0.06	(0.02)

Total income (loss) from investment operations	7.69	8.13	(8.13)	7.91	8.68

Less distributions to shareholders:
From net investment income	(6.29)	(8.23)	(8.29)	(7.97)	(7.98)

Net asset value, end of period	$ 152.14	$ 150.74	$ 150.84	$ 151.00	$ 151.06

Total Return@	5.10%	5.39%	5.39%	5.24%	5.78%
Ratios / Supplemental Data:
Net assets, end of period (000 ’s)	$316,805	$251,757	$241,370	$258,729	$253,936
Net expenses to average daily net assets#	0.48%	0.55%	0.54%	0.52%	0.52%
Net investment income to average daily net assets	5.06%	5.23%	5.25%	5.10%	5.61%

# Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997. Without this partial waiver of fees by MassMutual, the ratio of expenses to average daily net assets would have been:	N/A	N/A	0.55%	0.55%	0.55%

*	Annualized
**	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits (See Note 9).
(1)	Class S shares were previously designated as Class 4 shares.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Short-Term Bond Fund?

The objective and policies of the Fund are to:
•	achieve a high total return primarily from current income while minimizing fluctuations in capital values
•	invest primarily in a diversified portfolio of short-term, investment grade, fixed income securities
•	maintain duration below three years
•	diversify investments among market sectors on the basis of relative merit

How did the Fund perform during 1999?

The Fund’s Class S shares returned 3.10% for the year ended December 31, 1999, bettering the 2.98% return of the Lehman Brothers 1-3 Year Government Bond Index.

What factors influenced the Fund’s performance?

Absolute returns were limited primarily by rising interest rates, which were triggered by much stronger-than-expected economic growth. At the outset of 1999, market participants had modest expectations for the economy, and there was speculation that rates might remain steady or even decline further. In the face of robust GDP growth, however, the Federal Reserve Board increased short-term interest rates in June, August, and November, bringing the closely watched federal funds rate up to 5.50%, an increase of 75 basis points for the year.

Intermediate and long-term rates, which reflect investors’ expectations for economic growth and inflation, also climbed during the period. For example, the 30-year bond yield added roughly 140 basis points to 6.48%, while yields in the two-to 10-year maturities rose even more steeply, flattening the yield curve and depressing prices. These increases were much larger in percentage terms than the ones seen in 1994, when the Fed raised short-term rates by a much larger 250 basis points.

The December Fed meeting ended with no change in either rates or the Fed’s bias, which at the time was neutral. Stability during the Y2K transition was the reason given for standing pat. However, strong GDP numbers continued to put pressure on rates right up until the end of the year. Third quarter GDP was revised upward during December to a 5.7% annualized rate, helping to push Treasury yields in the six-month to five-year range close to their highest levels of the year by December 31.

The Fund was able to outperform the index mainly because the average duration of the Fund’s holdings was considerably shorter than that of the Index early in the year, when rates began rising. A shorter duration helps to limit the effects of changes in interest rates.

How did the Fund’s duration strategy evolve during the year?

During the first half of the year, the yield curve, which depicts graphically how the yields demanded by fixed-income investors change as the duration of their investment lengthens, steepened considerably. That is, spreads widened between comparable securities with different maturities. Consequently, the fund’s average duration rose from 1.09 years at the beginning of January to 1.63 years at the end of June to take advantage of the higher yields. During the second half, in response to further steepening of the yield curve, we brought average duration up to 1.94 years by the end of December.

How were these changes reflected in the Fund’s holdings?

The Fund’s largest asset category at the end of the period, Treasury securities, increased from 29.84% at the end of 1998 to 42.8% a year later. Most of that increase occurred in the first half in support of our goal of lengthening the Fund’s duration. Corporate holdings also saw a substantial rise during the period from 16% to 30.2%. Concurrently, money market securities, which we had used to keep duration short in 1998, fell sharply from 41% to just 5.8%.

What is your outlook?

In spite of the Fed’s attempts to stay ahead of the curve and be preemptive about raising rates, interest rates that are determined by market forces are indicating that the Fed may have some catching up to do. At this writing, interest rate futures are reflecting an expected tightening of 25 to 50 basis points in February, followed by two or three more increases in the first half of 2000. If this scenario comes to pass, there could be rough sledding in the first half for fixed-income investors.
MassMutual Short-Term Bond Fund – Portfolio Manager Report (Continued)

On the other hand, if the economy begins to slow, some of those rate increases might not come to pass, and overly pessimistic investors could have some backpedaling to do. We will continue to monitor the status of the yield curve and adjust the Fund’s duration accordingly. History has shown that this strategy yields competitive returns over the long term.

[CHART]

Duration Diversification (12/31/99)
MassMutual Short-Term Bond Fund

Average Duration = 1.94 years

(less than) 1 year      54.4%
            1-3 years   20.5%
            3-5 years   16.8%
            5-10 years   8.3%

[CHART]

 Quality Structure (12/31/99)
MassMutual Short-Term Bond Fund

        Baa/BBB                            10.0%
        A/A                                15.5%
        Aa/AA                               2.8%
        U.S. Governments Cash Equivalents
        Aaa/AAA                            71.7%

MassMutual Short-Term Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Short-Term Bond Fund Class S and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Term Bond Fund
Total Return
	One Year 1/1/99 - 12/31/99	Five Year Average Annual 1/1/95 - 12/31/99	Since Inception Average Annual 10/3/94 - 12/31/99

Class S	3.10%	6.67%	6.38%

Lehman Brothers
1-3 Year	2.98%	6.47%	6.16%
Government Bond Index

Hypothetical Investments in MassMutual Short-Term Bond Fund Class A, Class Y and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Term Bond Fund
Total Return
	One Year 1/1/99 - 12/31/99	Since Inception Average Annual 1/1/98 - 12/31/99

Class A	2.51%	4.12%
Class Y	3.04%	4.57%

Lehman Brothers
1-3 Year	2.98%	4.96%
Government Bond Index

Hypothetical Investments in MassMutual Short-Term Bond Fund Class L and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Term Bond Fund
Total Return
Since Inception 5/3/99 - 12/31/99

Class L	1.48%

Lehman Brothers
1-3 Year	2.04%
Government Bond Index

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]
     Date                   Class S               Lehman 1-3 Yr Gvt. Bond
     ----                   -------               -----------------------

  (10/3/94)                 $10,000                        $10,000
  12/94                     $10,013                        $10,002
  6/95                      $10,816                        $10,661
  12/95                     $11,192                        $11,086
  6/96                      $11,380                        $11,244
  12/96                     $11,816                        $11,648
  6/97                      $12,119                        $11,984
  12/97                     $12,624                        $12,423
  6/98                      $13,007                        $12,795
  12/98                     $13,418                        $13,289
  6/99                      $13,813                        $13,441
  12/99                     $13,834                        $13,677

[CHART]
   Date          Class A           Class Y         Lehman 1-3 Yr. Gvt. Bond
   ----          -------           -------         ------------------------

  12/97          $10,000           $10,000                  $10,000
  3/98           $10,150           $10,160                  $10,145
  6/98           $10,270           $10,300                  $10,299
  9/98           $10,471           $10,511                  $10,616
  12/98          $10,575           $10,612                  $10,697
  3/99           $10,658           $10,711                  $10,762
  6/99           $10,689           $10,762                  $10,820
  9/99           $10,791           $10,876                  $10,955
  12/99          $10,840           $10,935                  $11,016

[CHART]
     Date                 Class L               Lehman 1-3 Yr. Gvt. Bond
     ----                 -------               ------------------------

    5/3/99                $10,000                         $10,000
    5/31/99                $9,981                          $9,993
    6/99                  $10,010                         $10,022
    7/99                  $10,029                         $10,054
    8/99                  $10,038                         $10,081
    9/99                  $10,096                         $10,147
    10/99                 $10,125                         $10,175
    11/99                 $10,144                         $10,194
    12/99                 $10,148                         $10,204

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual Short-Term Bond Fund – Portfolio of Investments

December 31, 1999

	Principal Amount	Market Value
BONDS & NOTES — 93.4%
ASSET BACKED SECURITIES — 9.5%
Boston Edison Company Series 1999-1, Class A4
6.910% 09/15/2009	$ 2,500,000	$ 2,469,525
California Infrastructure PG&E-1, 1997-1, Class A6
6.320% 09/25/2005	250,000	245,870
California Infrastructure SCE-1, 1997-1, Class A5
6.280% 09/25/2005	300,000	294,699
California Infrastructure SDG&E-1,1997-1, Class A5
6.190% 09/25/2005	200,000	195,970
Capita Equipment Receivables Trust 1996-1, Class A4
6.280% 06/15/2000	167,715	167,707
Capita Equipment Receivables Trust 1997-1, Class A3
6.120% 09/15/2000	385,427	384,914
Chase Manhattan Auto Owner Trust 1997-A, Class A4
6.400% 07/16/2001	1,327,660	1,328,072
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140% 10/16/2006	1,000,000	994,800
First Bank Corporate Card Master Trust 1997-1, Class A
6.400% 02/15/2003	1,000,000	983,750
First Security Auto Owner Trust 1999-1, Class A4
5.740% 06/15/2004	5,000,000	4,874,150
Ford Credit Auto Owner Trust Series 1999-A, Class A3
5.310% 04/16/2001	1,616,943	1,614,065

		Principal Amount	Market Value
Ford Credit Auto Owner Trust, 1996-B, Class A-4
6.300%	01/15/2001	$ 673,032	$ 673,032
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850%	05/20/2008	1,000,000	993,010
Peco Energy Transition Trust Series 1999-A, Class A4
5.800%	03/01/2007	2,000,000	1,898,120
Railcar Trust No. 1992-1
7.750%	06/01/2004	817,272	825,118
Rental Car Finance Corp. Series 1999-1A, Class A †
5.900%	02/25/2007	1,000,000	961,990
Student Loan Marketing Association Series 1998-1, Class A1
5.499%	01/25/2007	1,401,835	1,393,522

TOTAL ASSET BACKED SECURITIES (Cost $20,644,851)			20,298,314

CORPORATE DEBT — 30.2%
AirTouch Communications, Inc.
7.500%	07/15/2006	1,000,000	1,011,840
America West Airlines, Inc. 1996-1, Class A
6.850%	07/02/2009	1,891,695	1,762,662
Analog Devices, Inc.
6.625%	03/01/2000	1,000,000	1,000,200
Associates Corporation of North America
6.750%	08/01/2001	1,500,000	1,497,285
AT&T Corp.
5.625%	03/15/2004	3,000,000	2,837,070
Bell Atlantic Financial Services, Inc.
6.610%	02/07/2000	2,000,000	2,000,720
		Principal Amount	Market Value
BHP Finance (USA) Limited
7.875%	12/01/2002	$ 1,000,000	$ 1,008,940
Bombardier Capital, Inc. †
6.000%	01/15/2002	2,000,000	1,949,352
Carlisle Companies Incorporated
7.250%	01/15/2007	1,000,000	930,290
CSC Enterprises †
6.500%	11/15/2001	2,000,000	1,996,320
CSX Corporation
7.050%	05/01/2002	2,900,000	2,888,893
Dana Corporation
6.250%	03/01/2004	5,000,000	4,755,350
Duke Capital Corp.
7.250%	10/01/2004	3,000,000	2,981,970
Emerald Investment Grade CBO †
6.544%	05/24/2011	2,000,000	1,985,000
General American Transportation Corporation
6.750%	03/01/2006	1,000,000	924,260
General Electric Capital Corporation Series MTNA
5.500%	04/15/2002	2,100,000	2,038,365
Heller Financial, Inc.
6.250%	03/01/2001	2,000,000	1,982,500
Heller Financial, Inc.
6.330%	07/28/2000	2,000,000	1,997,762
IMC Global, Inc.
6.625%	10/15/2001	1,500,000	1,473,465
MAPCO, Inc.
7.250%	03/01/2009	1,250,000	1,171,000
Norfolk Southern Corporation
7.350%	05/15/2007	1,000,000	981,450
Occidental Petroleum Corporation
6.750%	11/15/2002	2,900,000	2,847,684
Joseph E. Seagram & Sons, Inc.
6.250%	12/15/2001	3,200,000	3,133,142
SuperValu, Inc.
7.625%	09/15/2004	2,500,000	2,474,475

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value
Textron Financial Corp.
7.125%	12/09/2004	$ 3,500,000	$ 3,469,830
Times Mirror Co.
6.650%	10/15/2001	4,000,000	3,974,240
Union Oil Company of California
9.875%	08/15/2002	2,500,000	2,649,850
Valero Energy Corporation
7.375%	03/15/2006	1,000,000	948,736
Vulcan Materials Company
5.750%	04/01/2004	5,000,000	4,723,000
Walt Disney Company, The
6.375%	03/30/2001	1,500,000	1,494,090

TOTAL CORPORATE DEBT (Cost $66,421,847)			64,889,741

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.0%
Collateralized Mortgage Obligations
Asset Securitization Corporation Series 1995-MD4, Class A1
7.100%	08/13/2029	2,378,409	2,354,530
Merrill Lynch Mortgage Investors, Inc. Series 1998-ASPI, Class C†
5.822%	10/01/2003	4,000,000	4,000,000

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $6,497,515)			6,354,530

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.9%
Federal Home Loan Mortgage Corporation (FHLMC) — 0.6%
Collateralized Mortgage Obligations — 0.5%
FHLMC Series 1704 Class PE
6.000%	07/15/2007	1,168,635	1,162,418

Pass-Through Securities — 0.1%
FHLMC
4.750%	09/01/2006	133,809	129,041

			1,291,459

		Principal Amount	Market Value
Federal National Mortgage Association (FNMA) — 1.4%
Collateralized Mortgage Obligations — 1.2%
FNMA Series 1993-71 Class PG
6.250%	07/25/2007	$2,500,000	$ 2,480,450

Pass-Through Securities — 0.2%
FNMA
8.000%	05/01/2013	230,493	231,242
FNMA
9.000%	10/01/2009	229,324	237,761

			469,003

			2,949,453

Government National Mortgage Association (GNMA) — 2.6%
Pass-Through Securities
GNMA
7.500%	08/15/2029	4,885,717	4,831,999
GNMA
8.000%
05/15/2001-11/15/2007		797,977	805,716

			5,637,715

U.S. Government Guaranteed Notes — 3.3%
1994-A Baxter Springs, KS
6.310%	08/01/2001	500,000	497,130
1994-A Detroit, MI
6.310%	08/01/2001	450,000	447,417
1994-A Jacksonville, FL
6.310%	08/01/2001	1,485,000	1,476,476
1994-A Los Angeles County, CA
6.310%	08/01/2001	225,000	223,709
1994-A Tacoma, WA
6.310%	08/01/2001	195,000	193,881
1994-A Trenton, NJ
6.310%	08/01/2001	145,000	144,168
U.S. Dept. of Housing and Urban Development, Series 1997-A
6.110%	08/01/2000	4,000,000	3,990,000

			6,972,781

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $16,514,990)			16,851,408

		Principal Amount	Market Value
U.S. TREASURY OBLIGATIONS — 42.8%
U.S. Treasury Note
5.625%	11/30/2000	$80,000,000	$ 79,662,400
U.S. Treasury Note
6.125%	08/15/2007	4,500,000	4,387,500
U.S. Treasury Note
6.500%	10/15/2006	8,000,000	7,978,720

TOTAL U.S. TREASURY OBLIGATIONS (Cost $93,427,499)			92,028,620

TOTAL BONDS & NOTES (Cost $203,506,702)			200,422,613

SHORT-TERM INVESTMENTS — 5.8%
Commercial Paper
Case Credit Corporation
6.200%	02/25/2000	1,845,000	1,827,524
Cox Enterprises, Inc.
6.500%	01/12/2000	3,000,000	2,994,042
Cox Enterprises, Inc.
7.100%	01/12/2000	285,000	284,382
Crown Cork & Seal Company, Inc.
6.400%	02/01/2000	135,000	134,256
Praxair, Inc.
6.400%	02/18/2000	2,265,000	2,245,672
Ryder System, Inc.
6.370%	01/20/2000	1,090,000	1,086,335
Ryder System, Inc.
6.440%	01/20/2000	390,000	388,675
Ryder System, Inc.
6.920%	02/08/2000	212,000	210,451
Union Carbide Corporation
6.250%	03/31/2000	3,420,000	3,368,700

TOTAL SHORT-TERM INVESTMENTS (Cost $12,537,900)			12,540,037

TOTAL INVESTMENTS — 99.2% (Cost $216,044,602)***			212,962,650

Other Assets/ (Liabilities) — 0.8%			1,640,790

NET ASSETS — 100.0%			$ 214,603,440

Notes to Portfolio of Investments
***Aggregate cost for Federal tax purposes (Note 7)

†	Securities exempt from registration under rule 144A of the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 1999
Assets:
Investments, at value (cost $203,506,702) (Note 2)	$200,422,613
Short-term investments, at value (cost $12,537,900) (Note 2)	12,540,037

Total Investments	212,962,650
Cash .	1,473
Receivables from:
Investments sold	4,402
Fund shares sold	434,513
Interest	2,188,773

Total assets	215,591,811

Liabilities:
Payables for:
Fund shares redeemed	881,420
Directors’ fees and expenses (Note 3)	2,720
Affiliates (Note 3):
Investment management fees	72,632
Administration fees	21,516
Service fees	90
Accrued expenses and other liabilities	9,993

Total liabilities	988,371

Net assets	$214,603,440

Net assets consist of:
Paid-in capital	$217,740,767
Accumulated net realized loss on investments	(55,375)
Net unrealized depreciation on investments	(3,081,952)

$214,603,440

Net assets:
Class A	$ 134,435

Class L	$ 1,523,579

Class Y	$ 1,808,109

Class S	$211,137,317

Shares outstanding:
Class A	13,468

Class L	153,528

Class Y	181,578

Class S	21,174,130

Net asset value, offering price and redemption price per share:
Class A	$ 9.98

Class L	$ 9.92

Class Y	$ 9.96

Class S	$ 9.97

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 1999
Investment income: (Note 2)
Interest	$14,225,347

Expenses: (Note 2)
Investment management fees (Note 3)	1,012,716
Custody fees	24,464
Directors ’ fees (Note 3)	14,658
Audit and legal fees	13,861

1,065,699
Administration fees (Note 3):
Class A	494
Class L*	1,129
Class Y	925
Class S	244,992
Service fees (Note 3):
Class A	335

Total expenses	1,313,574

Net investment income	12,911,773

Realized and unrealized gain (loss):
Net realized gain on investment transactions	291,880
Net change in unrealized appreciation (depreciation) on investments	(5,926,712)

Net realized and unrealized loss	(5,634,832)

Net increase in net assets resulting from operations	$ 7,276,941

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 1999	Year ended December 31, 1998
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 12,911,773	$ 14,427,598
Net realized gain (loss) on investment transactions	291,880	(104,694)
Net change in unrealized appreciation (depreciation) on investments	(5,926,712)	1,551,421

Net increase in net assets resulting from operations	7,276,941	15,874,325

Distributions to shareholders (Note 2):
From net investment income:
Class A	(7,429)	(6,032)
Class L*	(87,813)	—
Class Y	(110,663)	(13,681)
Class S	(12,705,868)	(14,459,636)

Total distributions from net investment income	(12,911,773)	(14,479,349)

In excess of net investment income:
Class A	(1)	—
Class L*	(10)	—
Class Y	(13)	—
Class S	(1,450)	—

Total distributions in excess of net investment income	(1,474)	—

From net realized gains:
Class A	(174)	(137)
Class L*	(1,874)	—
Class Y	(2,352)	(279)
Class S	(272,917)	(321,463)

Total distributions from net realized gains	(277,317)	(321,879)

Net fund share transactions (Note 5):
Class 1**	—	(122,436)
Class 2**	—	(124,585)
Class 3**	—	(125,819)
Class A	9,336	128,605
Class L*	1,601,579	—
Class Y	1,634,490	267,365
Class S	(66,799,674)	82,333,818

Increase (decrease) in net assets from net fund share transactions	(63,554,269)	82,356,948

Total increase (decrease) in net assets	(69,467,892)	83,430,045

Net assets:
Beginning of period .	284,071,332	200,641,287

End of period (including undistributed net investment income of $0 and $0, respectively)	$214,603,440	$284,071,332

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

** Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A			Class L		Class Y
	Year ended 12/31/99		Year ended 12/31/98†	Period ended 12/31/99**		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 10.31		$ 10.25	$ 10.42		$ 10.31		$ 10.24

Income (loss) from investment operations:
Net investment income	0.50	***	0.52 ***	0.38	***	0.57	***	0.57 ***
Net realized and unrealized gain (loss) on investments	(0.24)		0.05	(0.23)		(0.27)		0.06

Total income (loss) from investment operations	0.26		0.57	0.15		0.30		0.63

Less distributions to shareholders:
From net investment income	(0.58)		(0.50)	(0.64)		(0.64)		(0.55)
In excess of net investment income	(0.00	)****	—	(0.00	)****	(0.00	)****	—
From net realized gains	(0.01)		(0.01)	(0.01)		(0.01)		(0.01)

Total distributions	(0.59)		(0.51)	(0.65)		(0.65)		(0.56)

Net asset value, end of period	$ 9.98		$ 10.31	$ 9.92		$ 9.96		$ 10.31

Total Return@	2.51%		5.75%	1.48%		3.04%		6.12%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 134		$ 129	$ 1,524		$ 1,808		$ 269
Net expenses to average daily net assets	1.05%		1.20%	0.75%	*	0.61%		0.74%
Net investment income to average daily net assets	4.81%		4.95%	5.39%	*	5.45%		5.40%
Portfolio turnover rate	59%		44%	59%		59%		44%

				Class S(1)
	Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97		Year ended 12/31/96		Year ended 12/31/95
Net asset value, beginning of period	$ 10.30		$ 10.23	$ 10.11		$ 10.15		$ 9.85

Income (loss) from investment operations:
Net investment income	0.56	***	0.56	0.65	***	0.60		0.66
Net realized and unrealized gain (loss) on investments	(0.24)		0.08	0.04		(0.03)		0.50

Total income (loss) from investment operations	0.32		0.64	0.69		0.57		1.16

Less distributions to shareholders:
From net investment income	(0.64)		(0.56)	(0.57)		(0.60)		(0.66)
In excess of net investment income	(0.00	)****	—	—		—		—
From net realized gains	(0.01)		(0.01)	0.00		(0.01)		(0.20)

Total distributions	(0.65)		(0.57)	(0.57)		(0.61)		(0.86)

Net asset value, end of period	$ 9.97		$ 10.30	$ 10.23		$ 10.11		$ 10.15

Total Return@	3.10%		6.29%	6.84%		5.57%		11.77%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$211,137		$283,673	$200,268		$145,182		$122,904
Net expenses to average daily net assets#	0.54%		0.55%	0.54%		0.52%		0.52%
Net investment income to average daily net assets	5.34%		5.58%	6.22%		6.00%		6.32%
Portfolio turnover rate	59%		44%	48%		61%		114%

# Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997. Without this partial waiver of fees by MassMutual, the ratio of expenses to average daily net assets would have been:	N/A		N/A	0.55%		0.55%		0.55%

*	Annualized
**	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits (See Note 9).
(1)	Class S shares were previously designated as Class 4 shares.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Core Bond Fund?

The objective and policies of the Fund are to:
•	achieve a high total return consistent with prudent investment risk and the preservation of capital
•	invest primarily in a diversified portfolio of investment grade, fixed income securities
•	maintain duration in a targeted range from four to seven years
•	diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund perform during 1999?

For the 12 months ended December 31, 1999, the Fund’s Class S shares returned -2.08%, slightly better than the -2.15% return of the Lehman Brothers Government/Corporate Bond Index.

What factors influenced the Fund’s performance?

Unfortunately, the trend of rising interest rates evident in the first half of the year continued throughout the second half. In fact, measured by the return on 30-year Treasury bonds, 1999 was one of the worst years for bond returns in modern history. Long bond yields generally react to investors’ expectations for the economy and their concerns about inflation. During the period, the 30-year bond yield climbed roughly 140 basis points to 6.48%, a reflection of unexpected strength in the U.S. economy, which at the outset of 1999 seemed rather fragile. Yields in the five-to ten-year maturities rose even more steeply, flattening the yield curve and further depressing prices.

Rising rates were also evident at the short end of the market. The Federal Reserve Board, reacting to robust growth in Gross Domestic Product and corporate earnings, raised short-term interest rates in June, August, and November, bringing the closely watched federal funds rate up to 5.50%. These three moves effectively offset the three rapid decreases in interest rates engineered by the Fed in the fall of 1998, when world debt and equity markets were reeling from the Russian debt default and the near-collapse of a prominent hedge fund. While the recent increases in rates created a difficult environment for most bond funds, we must remember that interest rates may have been artificially low in the wake of 1998’s crisis. Now that market conditions have returned to normal and the crisis appears to have passed, the Fed’s actions may be seen as merely bringing rates back to their pre-crisis levels.

Because the Fund’s allocation of Treasury securities generally ranged between 25.0% and 29.4% during the second half of the year, the rise in Treasury yields took its toll on performance. On the other hand, performance was aided by the Fund’s holdings of spread product —those categories of securities offering a yield premium to the Treasury market. This was especially the case with our corporate holdings. Overall, spreads narrowed marginally during the year, partially offsetting the increase in interest rates. Tighter spreads, together with higher yields, enabled our spread product to post better overall returns than its Treasury counterparts.

How was the Fund positioned during the period?

Corporate securities were once again the Fund’s largest sector allocation, comprising approximately 43.0% of net assets at the end of the year. Treasury securities were the second-largest category, at 28.5% on December 31. Mortgage-backed securities were next-largest, ending the year at 20.5%.

The Fund’s overall credit quality remained Aa, while duration, which typically is targeted to remain within plus or minus 5% of the duration of our benchmark, came in at 5.25 on the final day of the period.

MassMutual Core Bond Fund – Portfolio Manager Report (Continued)

What is your outlook?
Historically, our policy has been to overweight spread product relative to our benchmark, and we expect that trend to continue. The general consensus on spreads, at the current time, is that they will continue to narrow. While this would benefit the Fund, we feel the need to be especially selective about new purchases over the short term, if only because we see few, if any, clearly outstanding opportunities available. Other considerations, such as the possible ramifications of further Fed tightening, a correction in equities, or the return of the business cycle, serve to temper our basically positive outlook for 2000.

[CHART]

Duration Diversification (12/31/99)
     MassMutual Core Bond Fund

    Average Duration = 5.25 years

      less than 1 year     7.8%
      1-3 years           14.8%
      3-5 years           24.4%
      5-10 years   46.1%
      10-20 years    6.9%

[CHART]

      Quality Structure (12/31/99)
       MassMutual Core Bond Fund

 Ba/BB                              0.8%
 NR                                   1%
 Aa/AA                              3.5%
 A/A                               17.4%
 U.S. Government Cash Equivalents
 Aaa/AAA             57.5%

 Baa/BBB                           19.8%

MassMutual Core Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Core Bond Fund Class S and the Lehman Brothers Government/Corporate Bond Index

MassMutual Core Bond Fund
Total Return
	One Year 1/1/99 - 12/31/99	Five Year Average Annual 1/1/95 - 12/31/99	Since Inception Average Annual 10/3/94 - 12/31/99

Class S	-2.08%	7.38%	7.06%

Lehman Brothers
Government/	-2.15%	7.60%	7.30%
Corporate Bond Index

Hypothetical Investments in MassMutual Core Bond Fund Class A, Class Y and the Lehman Brothers Government/Corporate Bond Index

MassMutual Core Bond Fund
Total Return
	One Year 1/1/99 - 12/31/99	Since Inception Average Annual 1/1/98 - 12/31/99

Class A	-2.43%	2.53%

Class Y	-2.16%	2.91%

Lehman Brothers
Government/	-2.15%	3.50%
Corporate Bond Index

Hypothetical Investments in MassMutual Core Bond Fund Class L and the Lehman Brothers Government/Corporate Bond Index

MassMutual Core Bond Fund
Total Return
Since Inception 5/3/99 - 12/31/99

Class L	-1.52%

Lehman Brothers
Government/	-1.21%
Corporate Bond Index

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]
        Date                Class S               Lehman Gvt/Corp Bond
        ----                -------               --------------------

     (10/3/94)              $10,000                     $10,000
     12/94                  $10,020                     $10,037
     6/95                   $11,212                     $11,220
     12/95                  $11,940                     $11,968
     6/96                   $11,695                     $11,742
     12/96                  $12,274                     $12,314
     6/97                   $12,626                     $12,651
     12/97                  $13,474                     $13,515
     6/98                   $14,035                     $14,078
     12/98                  $14,611                     $14,794
     6/99                   $14,282                     $14,457
     12/99                  $14,307                     $14,478
[CHART]
     Date           Class A          Class Y         Lehman Govt/Corp Bond
     ----           -------          -------         ---------------------

    12/97           $10,000          $10,000                $10,000
    3/98            $10,140          $10,150                $10,162
    6/98            $10,380          $10,410                $10,417
    9/98            $10,796          $10,831                $10,933
    12/98           $10,775          $10,825                $10,847
    3/99            $10,649          $10,702                $10,816
    6/99            $10,512          $10,575                $10,697
    9/99            $10,554          $10,626      $10,755
    12/99           $10,513          $10,591         $10,712
[CHART]
  Date  Class L  Lehman Gvt/Corp Bond
  ----  -------  --------------------

  5/3/99  $10,000  $10,000
  5/31/99   $9,881   $9,877
  6/99   $9,845   $9,866
  7/99   $9,809   $9,839
  8/99   $9,792   $9,831
  9/99   $9,884   $9,919
  10/99   $9,902   $9,945
  11/99   $9,911   $9,940
  12/99   $9,848   $9,879

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Government/Corporate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Core Bond Fund – Portfolio of Investments

December 31, 1999

		Principal Amount	Market Value

BONDS & NOTES — 94.0%
ASSET BACKED SECURITIES — 7.1%
California Infrastructure PG&E-1, 1997-1, Class A6
6.320%	09/25/2005	$ 550,000	$ 540,914
California Infrastructure SCE-1, 1997-1, Class A5
6.280%	09/25/2005	700,000	687,631
California Infrastructure SDG&E-1,1997-1, Class A5
6.190%	09/25/2005	500,000	489,925
Capita Equipment Receivables Trust 1996-1, Class A4
6.280%	06/15/2000	503,146	503,120
Case Equipment Loan Trust 1998-A, Class A4
5.830%	02/15/2005	3,500,000	3,450,475
Caterpillar Financial Asset Trust, 1997-B, Class A3
6.160%	09/25/2003	2,642,812	2,635,650
Chase Manhattan Auto Owner Trust 1998-A, Class A4
5.800%	12/16/2002	3,750,000	3,702,638
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140%	10/16/2006	4,500,000	4,476,600
Community Program Loan Trust, 1987-A, Class A4
4.500%	10/01/2018	1,375,098	1,231,118
Ford Credit Auto Owner Trust, 1996-B, Class A-4
6.300%	01/15/2001	1,682,579	1,682,579
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850%	05/20/2008	2,500,000	2,482,525
Peco Energy Transition Trust Series 1999-A, Class A6
6.050%	03/01/2009	2,300,000	2,157,676
Peco Energy Transition Trust Series 1999-A, Class A7
6.130%	03/01/2009	1,200,000	1,105,116
		Principal Amount	Market Value

Premier Auto Trust Series 1998-4, Class A3
5.690%	06/08/2002	$ 4,000,000	$ 3,963,960
Premier Auto Trust Series 1998-5, Class A3
5.070%	07/08/2002	2,000,000	1,963,920
Railcar Trust No. 1992-1
7.750%	06/01/2004	953,485	962,638
Rental Car Finance Corp. Series 1999-1A, Class A†
5.900%	02/25/2007	2,000,000	1,923,980
Textron Financial Corporation
5.890%	01/15/2005	3,500,000	3,439,590
Toyota Auto Lease Trust Series 1998-B, Class A1
5.350%	07/25/2002	3,500,000	3,494,750
Travelers Funding Ltd. Class A-1
6.300%	02/18/2014	3,100,000	2,670,030

TOTAL ASSET BACKED SECURITIES (Cost $44,615,130)			43,564,835

CORPORATE DEBT — 42.9%
AirTouch Communications, Inc.
7.500%	07/15/2006	3,000,000	3,035,520
Alcan Aluminum Limited
6.250%	11/01/2008	2,500,000	2,273,750
America West Airlines, Inc. 1996-1, Class A
6.850%	07/02/2009	4,256,313	3,965,990
American Airlines, Inc. 1994-A Pass Through Trusts, Class A4*
9.780%	11/26/2011	1,732,579	1,874,027
American General Finance Corporation
5.750%	11/01/2003	2,000,000	1,891,580
AMR Corporation*
9.000%	08/01/2012	2,000,000	2,054,480
Analog Devices, Inc.*
6.625%	03/01/2000	1,500,000	1,500,300
		Principal Amount	Market Value

Archer Daniels Midland Company
6.750%	12/15/2027	$ 2,000,000	$ 1,746,560
Associates Corporation of North America
6.750%	08/01/2001	2,000,000	1,996,380
Associates Corporation of North America*
7.875%	09/30/2001	1,500,000	1,523,775
Barrick Gold Corporation
7.500%	05/01/2007	4,000,000	3,935,760
Bell Atlantic Financial Services, Inc.
6.610%	02/04/2000	1,750,000	1,750,560
BHP Finance (USA) Limited
6.420%	03/01/2026	3,500,000	3,390,660
Bombardier Capital, Inc.†
6.000%	01/15/2002	4,000,000	3,898,704
Boston Scientific Corporation
6.625%	03/15/2005	6,300,000	5,786,865
Cable & Wireless Communications plc
6.750%	12/01/2008	3,000,000	2,970,681
Capitol Records, Inc. †
8.375%	08/15/2009	5,500,000	5,358,755
Carlisle Companies, Incorporated
7.250%	01/15/2007	2,665,000	2,479,218
Celulosa Arauco y Constitucion, S.A.
6.950%	09/15/2005	2,000,000	1,881,700
Champion International Corporation
6.400%	02/15/2026	2,500,000	2,338,775
The CIT Group, Inc.
5.500%	02/15/2004	4,000,000	3,741,800
The Columbia Gas System, Inc.
6.610%	11/28/2002	3,000,000	2,925,060
Comcast Cable Communications, Inc.
8.375%	05/01/2007	2,500,000	2,593,925
Commercial Credit Company*
7.750%	03/01/2005	3,000,000	3,056,160
ConAgra, Inc.
7.000%	10/01/2028	3,000,000	2,636,520
Continental Airlines, Inc., Series 1996-2B
8.560%	07/02/2014	1,627,412	1,646,892

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Continental Airlines, Inc., Series 1996-B
7.820%	04/15/2015	$ 1,822,827	$ 1,764,041
Crown Cork & Seal Company, Inc.
6.750%	12/15/2003	3,550,000	3,411,479
CSX Corporation
7.050%	05/01/2002	3,000,000	2,988,510
CSX Corporation
7.250%	05/01/2027	4,000,000	3,897,600
Dover Corporation
6.250%	06/01/2008	2,000,000	1,801,140
Dover Corporation
6.650%	06/01/2028	2,000,000	1,670,900
Duke Capital Corp.
8.000%	10/01/2019	3,600,000	3,626,280
Emerald Investment Grade CBO†
6.544%	05/24/2011	3,000,000	2,977,500
Equifax, Inc.
6.500%	06/15/2003	1,000,000	968,050
ERAC USA Finance Company†
6.750%	05/15/2007	3,000,000	2,779,560
FBG Finance Limited †
7.875%	06/01/2016	3,000,000	2,976,990
Fletcher Challenge Capital Canada, Inc.
6.750%	03/24/2005	2,000,000	1,855,260
Fletcher Challenge Capital Canada, Inc.
7.750%	06/20/2006	2,500,000	2,409,200
Ford Motor Credit Corporation
7.375%	10/28/2009	3,000,000	2,961,750
General American Transportation Corporation
6.750%	03/01/2006	3,000,000	2,772,780
General Electric Capital Corporation
8.750%	05/21/2007	1,500,000	1,620,360
General Electric Capital Corporation Series MTNA
5.500%	04/15/2002	5,600,000	5,435,640
General Mills, Inc.
8.900%	06/15/2006	2,250,000	2,424,465
The Goldman Sachs Group, L.P.†
6.200%	02/15/2001	2,500,000	2,477,100
Halliburton Company
5.625%	12/01/2008	2,750,000	2,418,240
Heller Financial, Inc.
6.250%	03/01/2001	2,500,000	2,478,125
Heller Financial, Inc. †
7.375%	11/01/2009	2,500,000	2,430,493

		Principal Amount	Market Value

Hershey Foods Corporation*
7.200%	08/15/2027	$ 5,000,000	$ 4,745,600
Household Finance Corporation
6.500%	11/15/2008	2,400,000	2,222,664
ICI Wilmington, Inc.
7.050%	09/15/2007	2,000,000	1,909,100
IMC Global, Inc.
6.625%	10/15/2001	3,000,000	2,946,930
IMCERA Group, Inc.*
6.000%	10/15/2003	1,000,000	927,440
Interpool, Inc.
7.350%	08/01/2007	2,000,000	1,648,382
Lafarge Corporation
6.375%	07/15/2005	2,000,000	1,887,280
LASMO (USA), Inc.
6.750%	12/15/2007	5,000,000	4,709,980
Leucadia National Corporation
7.750%	08/15/2013	2,500,000	2,360,800
Marsh & McLennan Companies, Inc.
7.125%	06/15/2009	2,000,000	1,935,708
Meritor Automotive, Inc.
6.800%	02/15/2009	4,000,000	3,635,680
Midway Airlines Corp. Pass Through Certificates Class B†
8.140%	01/02/2013	2,766,000	2,524,832
Millipore Corporation
7.500%	04/01/2007	3,750,000	3,465,525
Mobil Corporation*
8.625%	08/15/2021	4,500,000	5,066,190
Morgan Stanley Dean Witter & Co.
5.625%	01/20/2004	5,500,000	5,180,615
Newmont Mining Corporation*
8.625%	04/01/2002	2,000,000	2,014,140
News America Holdings Incorporated
7.300%	04/30/2028	3,750,000	3,344,925
News America Holdings Incorporated
9.250%	02/01/2013	3,000,000	3,264,840
Norfolk Southern Corporation*
7.050%	05/01/2037	5,000,000	4,956,450
Norsk Hydro ASA †
8.750%	10/23/2001	500,000	511,543

		Principal Amount	Market Value

North Finance (Bermuda) Limited†
7.000%	09/15/2005	$ 2,000,000	$ 1,920,720
Pepsi Bottling Holdings, Inc.†
5.625%	02/17/2009	2,000,000	1,765,912
PHH Corporation
6.500%	02/01/2000	500,000	500,110
Ralston Purina Company*
7.750%	10/01/2015	2,000,000	1,889,060
Raytheon Company
6.750%	03/15/2018	1,750,000	1,519,980
Raytheon Company
6.750%	08/15/2007	2,500,000	2,332,325
Republic Services, Inc.
7.125%	05/15/2009	3,750,000	3,290,550
Ryder System, Inc.
6.600%	11/15/2005	3,800,000	3,496,950
Scholastic Corporation
7.000%	12/15/2003	3,000,000	2,918,070
The Charles Schwab Corporation
6.250%	01/23/2003	2,500,000	2,407,825
Sears Roebuck Acceptance Corp.
6.750%	09/15/2005	3,500,000	3,313,590
Sprint Capital Corporation
6.125%	11/15/2008	2,000,000	1,813,360
Sprint Capital Corporation
6.900%	05/01/2019	2,000,000	1,818,960
SuperValu, Inc. †
7.875%	08/01/2009	7,000,000	6,926,255
Texaco, Inc.
5.500%	01/15/2009	5,000,000	4,389,510
Texaco, Inc.
8.500%	02/15/2003	2,500,000	2,600,875
Thomas & Betts Corporation*
8.250%	01/15/2004	2,500,000	2,501,075
Time Warner, Inc. Pass-Thru Asset Trust 1997-1†
6.100%	12/30/2001	4,000,000	3,920,680
Times Mirror Co.
7.450%	10/15/2009	3,600,000	3,581,172
TTX Company †
6.290%	05/15/2002	5,000,000	4,889,815
Union Tank Car Co.
6.790%	05/01/2010	4,800,000	4,382,448

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

United Air Lines, Inc.
10.110%	02/19/2006	$ 707,153	$ 752,304
US Air, Inc., Class B
7.500%	10/15/2009	1,364,279	1,248,793
US West Capital Funding, Inc.
6.125%	07/15/2002	2,000,000	1,951,460
Valero Energy Corporation
7.375%	03/15/2006	2,000,000	1,897,472
Vulcan Materials Company
6.000%	04/01/2009	3,000,000	2,686,110
The Williams Companies, Inc.
7.625%	07/15/2019	1,800,000	1,727,892
WPP Finance (USA) Corporation
6.625%	07/15/2005	2,250,000	2,086,504

TOTAL CORPORATE DEBT (Cost $274,723,668)			264,188,261

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.1%
Collateralized Mortgage Obligations
Asset Securitization Corporation Series 1995-MD4, Class A1
7.100%	08/13/2029	6,241,810	6,179,142
Chase Commercial Mortgage Securities Corp. Series 1998-2, Class A1
6.025%	08/18/2007	2,792,658	2,655,930
CS First Boston Mortgage Securities Corp. Series 1998-C2, Class A1
5.960%	12/15/2007	2,813,835	2,673,144
Merrill Lynch Mortgage Investors, Inc., Series 1997- Cl-CTL, A-1
6.310%	11/15/2026	3,863,734	3,740,867
Merrill Lynch Trust Series 43, Class E
6.500%	08/27/2015	263,338	260,210
Prudential Home Mortgage Securities 1993-26 Class A6
6.750%	07/25/2008	4,000,000	3,975,000
Salomon Brothers Mortgage Securities 1997-TZH, Class B†
7.491%	03/25/2022	3,000,000	2,943,825

		Principal Amount	Market Value

Starwood Commercial Mortgage Trust Series 1999-C1A, Class B†
6.920%	02/05/2009	$ 3,000,000	$ 2,802,000

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $26,444,286)			25,230,118

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.4%
Federal Home Loan Mortgage Corporation (FHLMC) — 2.3%
Collateralized Mortgage Obligations — 1.5%
FHLMC Series 1322 Class G
7.500%	02/15/2007	1,008,131	1,013,484
FHLMC Series 1337 Class D
6.000%	08/15/2007	1,000,000	961,870
FHLMC Series 1460 Class H
7.000%	05/15/2007	2,000,000	1,993,120
FHLMC Series 1490 Class PJ
6.000%	05/15/2007	600,000	594,936
FHLMC Series 1667, Class PE
6.000%	03/15/2008	5,000,000	4,917,150
FHLMC Series B Class 3
12.500%	09/30/2013	75,520	81,726

			9,562,286

Pass-Through Securities — 0.8%
FHLMC
6.420%	12/01/2005	4,771,718	4,602,799
FHLMC
9.000%	03/01/2017	160,356	167,186

			4,769,985

			14,332,271

Federal National Mortgage Association (FNMA) — 6.6%
Collateralized Mortgage Obligations — 2.6%
FNMA Series 1989-20 Class A
6.750%	04/25/2018	3,847,983	3,723,078
FNMA Series 1993-134 Class GA
6.500%	02/25/2007	5,000,000	4,951,550
FNMA Series 1993-221 Class D
6.000%	12/25/2008	2,500,000	2,415,625

		Principal Amount	Market Value

FNMA Series 1994-43 Class PE
6.000%	12/25/2019	$ 290,629	$ 288,720
FNMA Series 1996-54 Class C
6.000%	09/25/2008	5,000,000	4,787,500

			16,166,473

Pass-Through Securities — 4.0%
FNMA
6.000%	10/01/2028- 02/01/2029	12,428,657	11,368,244
FNMA
6.500%	11/01/2028	13,167,987	12,406,614
FNMA
8.000%	05/01/2013	153,662	154,162

			23,929,020

			40,095,493

Government National Mortgage Association (GNMA) — 2.5%
Pass-Through Securities
GNMA
7.000%	08/15/2023- 11/15/2023	3,446,052	3,351,286
GNMA
7.500%	01/15/2017- 01/01/2029	4,535,879	4,528,394
GNMA
8.000%	04/15/2001- 01/15/2009	7,494,795	7,567,498
GNMA
9.000%	12/15/2004- 10/15/2009	159,202	164,901
GNMA
11.000%	08/15/2000- 02/15/2001	17,249	17,396

			15,629,475

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $72,006,877)			70,057,239

U.S. TREASURY OBLIGATIONS — 28.5%
U.S. Treasury Bonds — 6.0%
U.S. Treasury Bond
7.500%	11/15/2016	9,845,000	10,532,575
U.S. Treasury Bond
8.875%	08/15/2017	21,800,000	26,347,262

			36,879,837

U.S. Treasury Notes — 19.1%
U.S. Treasury Note
5.500%	05/15/2009	10,900,000	10,155,748

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

U.S. Treasury Note
5.750%	08/15/2003	$ 10,000,000	$ 9,795,300
U.S. Treasury Note
6.500%	10/15/2006	77,045,000	76,840,060
U.S. Treasury Note
6.875%	05/15/2006	8,000,000	8,141,280
U.S. Treasury Note
7.500%	02/15/2005	12,900,000	13,454,313

			118,386,701

U.S. Treasury Strips — 3.4%
U.S. Treasury Strip — Principal Only
0.000%	05/15/2016	63,000,000	20,692,980

TOTAL U.S. TREASURY OBLIGATIONS (Cost $183,536,403)			175,959,518

TOTAL BONDS & NOTES (Cost $601,326,364)			578,999,971

SHORT-TERM INVESTMENTS — 26.7%
Cash Equivalents — 23.5%
Bank of Montreal Eurodollar Time Deposit**
4.500%	01/03/2000	8,933,151	8,933,151
BankBoston Eurodollar Time Deposit**
4.870%	04/28/2000	14,390,570	14,390,570
The Goldman Sachs Group, L.P. Master Note**
6.450%	02/04/2000	17,410,263	17,410,263
Harris Trust & Savings Bank Eurodollar Time Deposit**
4.250%	01/03/2000	14,916,439	14,916,439
Janus Money Market Fund**
5.630%	01/03/2000	22,227,759	22,227,759
MetLife Insurance Company Funding Agreement**
6.530%	08/01/2000	15,000,000	15,000,000
Morgan Stanley Dean Witter & Co.**
4.860%	01/18/2000	22,521,607	22,521,607
SAT LAP (AIM) Money Market Fund**
4.060%	01/03/2000	29,832,881	29,832,881

			145,232,670

		Principal Amount	Market Value

Commercial Paper — 3.2%
ConAgra, Inc.
5.700%	01/04/2000	$ 4,895,000	$ 4,892,675
Federal Signal Corp.
5.500%	01/06/2000	5,015,000	5,011,169
Indiana Michigan Power Company
5.600%	01/05/2000	5,120,000	5,116,814
Solutia, Inc.
5.650%	01/12/2000	4,600,000	4,592,059

			19,612,717

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			164,845,387

TOTAL INVESTMENTS — 120.7% (Cost $766,171,751)***			743,845,358

Other Assets/ (Liabilities) — (20.7%)			(127,435,200)

NET ASSETS — 100.0%			$ 616,410,158

Notes to Portfolio of Investments
***	Aggregate cost for Federal tax purposes (Note 7)

*	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).
**	Represents investment of security lending collateral. (Note 2).
†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 1999
Assets
Investments, at value (cost $601,326,364) (Note 2)	$578,999,971
Short-term investments, at amortized cost (Note 2)	164,845,387

Total Investments	743,845,358
Cash	3,868
Receivables from:
Investments sold	744
Fund shares sold	9,945,979
Interest	8,744,325

Total assets	762,540,274

Liabilities:
Payables for:
Investments purchased	35,000
Fund shares redeemed	522,990
Securities on loan (Note 2)	145,232,670
Settlement of investments purchased on a forward commitment basis (Note 2)	17,500
Directors’ fees and expenses (Note 3)	2,720
Affiliates (Note 3):
Investment management fees	246,329
Administration fees	49,062
Service fees	379
Accrued expenses and other liabilities	23,466

Total liabilities	146,130,116

Net assets	$616,410,158

Net assets consist of:
Paid-in capital	$646,161,570
Undistributed net investment income	604,525
Accumulated net realized loss on investments	(8,012,044)
Net unrealized depreciation on investments and forward commitments	(22,343,893)

$616,410,158

Net assets:
Class A	$ 575,867

Class L	$ 2,361,409

Class Y	$ 19,471,026

Class S	$594,001,856

Shares outstanding:
Class A	56,903

Class L	233,482

Class Y	1,923,720

Class S	58,575,122

Net asset value, offering price and redemption price per share:
Class A	$ 10.12

Class L	$ 10.11

Class Y	$ 10.12

Class S	$ 10.14

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 1999
Investment income: (Note 2)
Interest (including securities lending income of $180,497)	$42,119,964

Expenses: (Note 2)
Investment management fees (Note 3)	2,976,384
Custody fees	67,591
Audit and legal fees	23,104
Directors ’ fees (Note 3)	14,656

3,081,735
Administration fees (Note 3):
Class A	905
Class L*	1,565
Class Y	7,132
Class S	551,404
Service fees (Note 3):
Class A	696

Total expenses	3,643,437

Net investment income	38,476,527

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(7,813,872)
Net change in unrealized appreciation (depreciation) on investments and forward commitments	(43,678,928)

Net realized and unrealized loss	(51,492,800)

Net decrease in net assets resulting from operations	$(13,016,273)

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 1999	Year ended December 31, 1998
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 38,476,527	$ 31,816,454
Net realized gain (loss) on investments and forward commitments	(7,813,872)	6,573,153
Net change in unrealized appreciation (depreciation) on investments and forward commitments	(43,678,928)	4,875,729

Net increase (decrease) in net assets resulting from operations	(13,016,273)	43,265,336

Distributions to shareholders (Note 2):
From net investment income:
Class A	(35,668)	(6,554)
Class L*	(145,284)	-
Class Y	(1,199,642)	(18,553)
Class S	(36,453,705)	(32,902,152)

Total distributions from net investment income	(37,834,299)	(32,927,259)

From net realized gains:
Class A	(107)	(1,221)
Class L*	(145)	-
Class Y	(2,717)	(3,456)
Class S	(490,472)	(6,128,341)

Total distributions from net realized gains	(493,441)	(6,133,018)

In excess of net realized gains:
Class A	(52)	-
Class L*	(69)	-
Class Y	(1,298)	-
Class S	(234,456)	-

Total distributions in excess of net realized gains	(235,875)	-

Net fund share transactions (Note 5):
Class 1**	-	(131,171)
Class 2**	-	(133,481)
Class 3**	-	(134,838)
Class A	472,018	138,831
Class L*	2,505,877	-
Class Y	20,271,088	400,648
Class S	(65,259,795)	249,325,651

Increase (decrease) in net assets from net fund share transactions	(42,010,812)	249,465,640

Total increase (decrease) in net assets	(93,590,700)	253,670,699

Net assets:
Beginning of period	710,000,858	456,330,159

End of period (including undistributed net investment income of $604,525 and $0, respectively)	$616,410,158	$710,000,858

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

** Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A			Class L		Class Y
	Year ended 12/31/99		Year ended 12/31/98†	Period ended 12/31/99**		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 11.06		$ 10.85	$ 10.97		$ 11.06		$ 10.86

Income (loss) from investment operations:
Net investment income	0.62	***	0.59 ***	0.44	***	0.68	***	0.65 ***
Net realized and unrealized gain (loss) on investments	(0.89)		0.25	(0.61)		(0.92)		0.25

Total income (loss) from investment operations	(0.27)		0.84	(0.17)		(0.24)		0.90

Less distributions to shareholders:
From net investment income	(0.66)		(0.52)	(0.68)		(0.69)		(0.59)
From net realized gains	(0.01)		(0.11)	(0.01)		(0.01)		(0.11)
In excess of net realized gains	(0.00	)****	-	(0.00	)****	(0.00	)****	-

Total distributions	(0.67)		(0.63)	(0.69)		(0.70)		(0.70)

Net asset value, end of period	$ 10.12		$ 11.06	$ 10.11		$ 10.12		$ 11.06

Total Return@	(2.43)%		7.75%	(1.52)%		(2.16)%		8.25%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 576		$ 141	$ 2,361		$ 19,471		$ 400
Net expenses to average daily net assets	1.07%		1.20%	0.80%	*	0.65%		0.74%
Net investment income to average daily net assets	5.70%		5.26%	6.11%	*	6.29%		5.73%
Portfolio turnover rate	61%		51%	61%		61%		51%

				Class S(1)
	Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97		Year ended 12/31/96		Year ended 12/31/95
Net asset value, beginning of period	$ 11.06		$ 10.81	$ 10.45		$ 10.75		$ 9.84

Income (loss) from investment operations:
Net investment income	0.66	***	0.67 ***	0.69	***	0.67	***	0.72 ***
Net realized and unrealized gain (loss) on investments	(0.89)		0.24	0.33		(0.37)		1.17

Total income (loss) from investment operations	(0.23)		0.91	1.02		0.30		1.89

Less distributions to shareholders:
From net investment income	(0.68)		(0.56)	(0.64)		(0.54)		(0.65)
From net realized gains	(0.01)		(0.10)	(0.02)		(0.06)		(0.33)
In excess of net realized gains	(0.00	)****	-	-		-		-

Total distributions	(0.69)		(0.66)	(0.66)		(0.60)		(0.98)

Net asset value, end of period	$ 10.14		$ 11.06	$ 10.81		$ 10.45		$ 10.75

Total Return@	(2.08)%		8.44%	9.78%		2.80%		19.15%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$594,002		$709,459	$455,931		$356,699		$253,540
Net expenses to average daily net assets #	0.57%		0.55%	0.54%		0.51%		0.51%
Net investment income to average daily net assets	6.07%		5.92%	6.34%		6.26%		6.56%
Portfolio turnover rate	61%		51%	54%		54%		104%

# Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997. Without this partial waiver of fees by MassMutual, the ratio of expenses to average daily net assets would have been:	N/A		N/A	0.55%		0.56%		0.56%

*	Annualized
**	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net realized gains is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits (See Note 9).
(1)	Class S shares were previously designated as Class 4 shares.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Diversified Bond Fund?

The objective and policies of the Fund are to:
•	achieve a high total return consistent with prudent investment risk and the preservation of capital
•	invest in a diversified portfolio of fixed income securities across the credit quality spectrum, including investment grade and high-yield issues
•	maintain duration roughly comparable to that of the Lehman Brothers Intermediate Aggregate Bond Index, with overall credit quality of at least BBB
•	diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund perform?

It was a difficult year. From inception on May 3, 1999, through December 31, 1999, the Fund’s Class S shares returned -0.25%, compared to 0.33% for the Lehman Brothers Intermediate Aggregate Bond Index.

What factors influenced the Fund’s performance?

Rising interest rates were the primary reason for the Fund’s disappointing return. The year began with modest expectations for economic growth and held out the possibility of stable or even lower interest rates. Over the next few months, however, as it became clear that the U.S. economy was growing much faster than expected, the Federal Reserve Board stepped in to raise short-term interest rates on June 30. Continued strength in the economy prompted further rate hikes in August and November, bringing the closely watched federal funds rate to 5.50%, 75 basis points higher than where it began the year.

Intermediate and long bond yields, which generally react to investors ’ expectations for the economy and their concerns about inflation, rose by disproportionately large amounts compared to their performance in 1994, when the Fed raised short-term rates by 250 basis points. The 30-year bond yield climbed roughly 140 basis points to 6.48%, resulting in a total return for the bond of approximately -15%. Yields in the two-to ten-year maturities rose even more steeply, flattening the yield curve and depressing prices.

On the positive side, spreads began 1999 at relatively wide levels and narrowed during the year, partially offsetting the rise in rates. Accordingly, spread product—securities offering a yield premium to Treasuries—performed better than Treasuries themselves. As might be expected in such an environment, the best-performing asset class during the period was the one with the widest spreads—high-yield securities. As prospects for the economy, and therefore corporate earnings, improved during the year, investors demanded a smaller yield premium to purchase high-yield investments because the level of risk associated with them appeared to diminish.

How was the Fund positioned during the period?

The Fund’s asset allocation strategy did not vary much during the year. Mortgage-backed securities, the Fund’s largest sector allocation, ended the year at 36.0%. Once again, those securities consisted of agency-backed, current-coupon passthroughs. Corporate securities comprised 27.3% of assets at the end of the period, with approximately half of that total consisting of investment grade securities and the rest high-yield bonds. Treasuries, the third-largest category of assets, stood at 25.0% when the year ended, while money market securities finished the period at 10.7%. As before, we used short-term Treasuries and money market securities to balance the longer durations of our corporate and mortgage-backed holdings, which tended to have maturities in the 8- to 10-year range. We customarily target the Fund’s average duration to be within 5% of the Lehman Brothers Intermediate Aggregate Index. At the end of the year, average duration was 3.78 years.

What is your outlook for the new year?

The interest-rate outlook is uncertain. Although the Fed raised short-term rates three times in 1999, economic growth continues to be so strong that investors are currently expecting one or two additional increases in the first half of the year. Such an environment would be challenging for fixed-income investors. However, as stated above, intermediate and long-term yields have climbed somewhat faster than would normally be expected given the magnitude of the recent increase in short-term rates. If investors begin to sense that the economy is slowing enough to ease the upward pressure on short-term rates, longer-term rates could quickly give back some of their recent advance, helping to firm bond prices. In any event, we feel that any rate increases in 2000 are likely to occur in the first half of the year to reduce the risk of politicizing the Fed’s actions during the fall presidential campaign.

We expect to retain our current neutral weighting in spreads, with a bias toward increasing it on any widening. Despite the general consensus that spreads will narrow further, we are somewhat guarded in our optimism. A correction in equities, a return of the business cycle, or an aggressive Fed tightening, perhaps in response to rekindled inflation, are just a few possibilities that curb an entirely positive spread outlook on our part.

[CHART]

Duration Diversification (12/31/99)
MassMutual Diversified Bond Fund

   Average Duration = 3.78 years

(less than) 1 year    11.7%
            1-3 years           22.1%
            3-5 years           26.5%
            5-10 years          39.7%

[CHART]

 Quality Structure (12/31/99)
MassMutual Diversified Bond Fund

 CCC                              0.3%
 Aa/AA                            2.8%
 A/A                              4.0%
 B                                5.6%
 Ba/BB                            7.0%
 Baa/BBB                          7.6%
        U.S. Government Cash Equivalents
 Aaa/AAA                  72.7%

MassMutual Diversified Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Diversified Bond Fund Class S, Class A, Class Y, Class L and the Lehman Brothers Intermediate Aggregate Bond Index

MassMutual Diversified Bond Fund
Total Return
Since Inception 5/3/99 - 12/31/99

Class S	-0.25%
Class A	-0.54%
Class Y	-0.26%
Class L	-0.38%

Lehman Brothers
Intermediate	0.33%
Aggregate Bond Index

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION
[CHART]
                                                        Lehman Interm.
    Date      Class S    Class A   Class Y   Class L    Aggr. Bond

    5/3/99    $10,000    $10,000   $10,000   $10,000    $10,000
    5/31/99    $9,010     $9,010    $9,010    $9,910     $9,932
    6/99       $9,890     $9,880    $9,890    $9,890     $9,922
    7/99       $9,850     $9,840    $9,850    $9,850     $9,886
    8/99       $9,840     $9,830    $9,840    $9,840     $9,890
    9/99       $9,940     $9,920    $9,930    $9,930    $10,013
    10/99      $9,950     $9,930    $9,950    $9,940    $10,052
    11/99      $9,990     $9,960    $9,980    $9,970    $10,063
    12/99      $9,975     $9,946    $9,974    $9,962    $10,033

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Intermediate Aggregate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual Diversified Bond Fund – Portfolio of Investments

December 31, 1999

		Principal Amount	Market Value

BONDS & NOTES — 88.3%
CORPORATE DEBT — 27.3%
AES Corporation
9.500%	06/01/2009	$ 200,000	$ 201,750
Archibald Candy Corp.
10.250%	07/01/2004	125,000	120,625
Associates Corporation of North America
5.800%	04/20/2004	500,000	473,745
AT&T Corp.
5.625%	03/15/2004	250,000	236,423
Boston Scientific Corporation
6.625%	03/15/2005	250,000	229,638
Brand Scaffold Services, Inc.
10.250%	02/15/2008	125,000	113,125
Capitol Records, Inc. †
8.375%	08/15/2009	250,000	243,580
Century Communications Corp. Zero Coupon Series B
0.000%	01/15/2008	125,000	53,750
ContiFinancial Corporation
8.125%	04/01/2008	125,000	11,250
Continental Airlines, Inc.
8.000%	12/15/2005	100,000	92,125
CSX Corporation
6.250%	10/15/2008	250,000	226,223
Dana Corporation
6.250%	03/01/2004	250,000	237,768
Derby Cycle Corporation
10.000%	05/15/2008	125,000	70,000
Diageo Capital PLC
6.125%	08/15/2005	500,000	471,961
Elgin National Industries, Inc. Series B
11.000%	11/01/2007	125,000	100,000
Eott Energy Partners LP
11.000%	10/01/2009	100,000	103,500
Express Scripts, Inc.
9.625%	06/15/2009	125,000	126,875
Ford Motor Credit Corporation
7.375%	10/28/2009	100,000	98,725
		Principal Amount	Market Value

GenTek, Inc. †
11.000%	08/01/2009	$ 100,000	$ 104,000
Gulf Canada Resources Limited
9.250%	01/15/2004	125,000	126,250
Haynes International, Inc.
11.625%	09/01/2004	125,000	108,438
International Game Technology
8.375%	05/15/2009	125,000	119,688
JL French Automotive Castings, Inc. Series B
11.500%	06/01/2009	125,000	127,500
Kitty Hawk, Inc.
9.950%	11/15/2004	125,000	122,500
The Kroger Co.
7.650%	04/15/2007	250,000	246,693
LDM Technologies, Inc. Series B
10.750%	01/15/2007	125,000	113,750
Leviathan Gas Pipeline Financial Corp. Series B
10.375%	06/01/2009	125,000	128,750
Lyondell Chemical Company Series A†
9.625%	05/01/2007	125,000	127,813
Lyondell Chemical Company Series B†
9.875%	05/01/2007	125,000	127,500
News America Holdings Incorporated
8.625%	02/01/2003	250,000	257,913
Northwest Airlines, Inc.
7.875%	03/15/2008	250,000	210,923
Pacer International, Inc. Series B
11.750%	06/01/2007	125,000	126,250
Pepsi Bottling Holdings, Inc.†
5.625%	02/17/2009	250,000	220,739
Petroleos Mexicanos Series P
9.500%	09/15/2027	125,000	125,156
		Principal Amount	Market Value

Primark Corportion
9.250%	12/15/2008	$ 125,000	$ 118,750
Raytheon Company
6.500%	07/15/2005	250,000	236,740
Sbarro, Inc. †
11.000%	09/15/2009	100,000	104,000
SCG Holding Corp. †
12.000%	08/01/2009	100,000	106,250
Sprint Capital Corporation
5.875%	05/01/2004	250,000	235,785
SuperValu, Inc. †
7.875%	08/01/2009	250,000	247,362
URS Corp. Series B
12.250%	05/01/2009	100,000	102,500
Western Gas Resources, Inc.
10.000%	06/15/2009	125,000	128,125
Worldtex, Inc. Series B
9.625%	12/15/2007	50,000	40,500

TOTAL CORPORATE DEBT (Cost $7,283,086)			6,924,938

U.S. GOVERNMENT AGENCY OBLIGATIONS — 36.0%
Federal Home Loan Mortgage Corporation (FHLMC) — 7.5%
Pass-Through Securities
FHLMC
7.500%	06/01/2024-
	04/01/2028	1,916,687	1,901,158

Federal National Mortgage Association (FNMA) — 17.1%
Pass-Through Securities
FNMA
6.000%	11/01/2028-
	04/01/2029	1,677,560	1,534,430
FNMA
6.500%	04/01/2029-
	06/01/2029	2,955,360	2,784,480

			4,318,910

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Portfolio of Investments (Continued)

			Principal Amount	Market Value
Government National Mortgage Association (GNMA) — 11.4%
Pass-Through Securities
GNMA
7.000%	10/15/2027	- 05/15/2029	$ 2,241,660	$ 2,165,385
GNMA
8.000%	08/15/2026	- 03/15/2027	713,529	720,664

				2,886,049

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $9,549,888)				9,106,117

U.S. TREASURY OBLIGATIONS — 25.0%
U.S. Treasury Notes
U.S. Treasury Note
6.500%	10/15/2006		$ 1,125,000	$ 1,122,008
U.S. Treasury Note
7.500%	11/15/2001		5,100,000	5,210,772

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,528,504)				6,332,780

TOTAL BONDS & NOTES
(Cost $23,361,478)				22,363,835

			Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 10.7%
Commercial Paper
ConAgra, Inc.
6.850%	01/12/2000		$ 755,000	$ 753,420
Crown Cork & Seal Company, Inc.
7.120%	01/05/2000		440,000	439,652
Motorola Inc.
5.150%	01/27/2000		755,000	752,192
Sierra Pacific Power Company
7.000%	02/03/2000		755,000	750,155

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)	2,695,419

TOTAL INVESTMENTS — 99.0%
(Cost $26,056,897)***	25,059,254

Other Assets/ (Liabilities) — 1.0%	262,883

NET ASSETS — 100.0%	$ 25,322,137

Notes to Portfolio of Investments
***	Aggregate cost for Federal tax purposes (Note 7)

†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 1999
Assets:
Investments, at value (cost $23,361,478) (Note 2)	$22,363,835
Short-term investments, at amortized cost (Note 2)	2,695,419

Total Investments	25,059,254
Cash	11,225
Receivables from:
Interest	274,073

Total assets	25,344,552

Liabilities:
Payables for:
Directors’ fees and expenses (Note 3)	4,463
Affiliates (Note 3):
Investment management fees	10,751
Administration fees	2,689
Service fees	63
Accrued expenses and other liabilities	4,449

Total liabilities	22,415

Net assets .	$25,322,137

Net assets consist of:
Paid-in capital	$26,438,782
Distributions in excess of net investment income	(1,612)
Accumulated net realized loss on investments	(117,390)
Net unrealized depreciation on investments	(997,643)

$25,322,137

Net assets:
Class A	$ 100,441

Class L	$ 100,605

Class Y .	$ 146,274

Class S .	$24,974,817

Shares outstanding:
Class A	10,508

Class L	10,525

Class Y	15,305

Class S	2,612,734

Net asset value, offering price and redemption price per share:
Class A	$ 9.56

Class L	$ 9.56

Class Y	$ 9.56

Class S .	$ 9.56

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)

Statement of Operations

Period Ended December 31, 1999*
Investment income: (Note 2)
Interest	$1,176,202

Total investment income	1,176,202

Expenses: (Note 2)
Investment management fees (Note 3)	83,194
Directors ’ fees (Note 3) .	10,129
Custody fees	5,672
Audit and legal fees	3,887

102,882

Administration fees (Note 3):
Class A	212
Class L	212
Class Y	130
Class S	20,245
Service fees (Note 3):
Class A	164

Total expenses	123,845

Net investment income	1,052,357

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(116,392)
Net change in unrealized appreciation (depreciation) on investments	(997,643)

Net realized and unrealized loss	(1,114,035)

Net decrease in net assets resulting from operations	$ (61,678)

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	Period Ended December 31, 1999*
Operations:
Net investment income	$ 1,052,357
Net realized loss on investment transactions	(116,392)
Net change in unrealized appreciation (depreciation) on investments	(997,643)

Net decrease in net assets resulting from operations	(61,678)

Distributions to shareholders (Note 2):
From net investment income:
Class A	(3,900)
Class L	(4,063)
Class Y	(6,001)
Class S	(1,039,391)

Total distributions from net investment income	(1,053,355)

In excess of net investment income:
Class A	(6)
Class L	(6)
Class Y	(9)
Class S	(1,591)

Total distributions in excess of net investment income	(1,612)

Net fund share transactions (Note 5):
Class A	104,906
Class L	105,069
Class Y	152,299
Class S	26,076,508

Increase in net assets from net fund share transactions	26,438,782

Total increase in net assets	25,322,137

Net assets:
Beginning of period .	-

End of period (including distributions in excess of net investment income of $1,612)	$25,322,137

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 12/31/99**		Period ended 12/31/99**		Period ended 12/31/99**		Period ended 12/31/99**
Net asset value, beginning of period	$10.00		$10.00		$10.00		$ 10.00

Income (loss) from investment operations:
Net investment income	0.39	***	0.41	***	0.42	***	0.42	***
Net realized and unrealized gain (loss) on investments	(0.44)		(0.45)		(0.45)		(0.44)

Total income (loss) from investment operations	(0.05)		(0.04)		(0.03)		(0.02)

Less distributions to shareholders:
From net investment income	(0.39)		(0.40)		(0.41)		(0.42)
In excess of net investment income	(0.00	)****	(0.00	)****	(0.00	)****	(0.00	)****

Total distributions	(0.39)		(0.40)		(0.41)		(0.42)

Net asset value, end of period	$ 9.56		$ 9.56		$ 9.56		$ 9.56

Total Return@	(0.54)%		(0.38)%		(0.26)%		(0.25)%

Ratios / Supplemental Data:

Net assets, end of period (000’s)	$ 100		$ 101		$ 146		$24,975
Net expenses to average daily net assets	1.19%	*	0.94%	*	0.80%	*	0.74%	*
Net investment income to average daily net assets	5.92%	*	6.17%	*	6.35%	*	6.33%	*
Portfolio turnover rate	32%		32%		32%		32%

*	Annualized
**	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Balanced Fund?

The objective and policies of the Fund are to:
•	achieve a high total rate of return over an extended period of time consistent with the preservation of capital values
•	invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
•	manage the allocation of investments, under normal circumstances, in three sectors with the following ranges:

Prime sector no more than 35% of net assets
Core Bond sector no more than 35% of net assets
Core Equity sector no more than 65% of net assets

How did the Fund perform during 1999?

For the 12 months ended December 31, 1999, the Fund’s Class S shares returned -1.58%, trailing the 8.98% gain recorded by the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios.

What were the Fund’s allocations among the three asset classes during the period?

The Fund began the period with targets of 53% stocks, 21% bonds, and 26% money market securities. In April, when cyclical stocks began their rally, we marginally increased the stock target allocation to 54%. In October, to take advantage of the attractive pricing that existed with value stocks, we again increased the stock target allocation to the neutral position of 55%. The Fund’s bond allocation was increased once in February and once in June, bringing it up to 30%. These increases were based on our judgment that rising yields made bonds attractive relative to stocks.

What factors affected the Fund’s performance?

Unfortunately, the Fund’s stock and bond components both had weak absolute returns during the period. The stock portion suffered because 1999 turned out be a dismal year for value investors. Except for a brief respite in the spring, when cyclical and value shares enjoyed a strong rally, growth stocks took center stage for most of the year.

Particularly in the fourth quarter, there were basically two markets: technology stocks and everything else. The higher a tech stock’s price-to-earnings ratio, the better investors seemed to like it, almost regardless of earnings prospects. Since we concentrate on equities that appear undervalued, most of the best-performing technology stocks were too pricey for the Fund.

Furthermore, many high-quality, non-technology stocks were kept on the defensive by rising interest rates. The Federal Reserve Board, attempting to keep inflation in check in the face of economic growth that was much stronger than expected, raised short-term interest rates in June, August, and November. While these rate hikes did little to derail the technology juggernaut, stocks in most other sectors stalled or went lower.

Strong economic growth and rising rates also limited returns in the bond portion of the Fund. The 30-year bond yield climbed roughly 140 basis points to 6.48%, and yields in the five- to 10-year maturities rose even more steeply, flattening the yield curve and depressing prices. The rise in yields was especially damaging to the Fund’s holdings of Treasury securities, which generally ranged between 42.0% and 54.0% of the bond portfolio during the second half of the year.

On the other hand, performance relative to our benchmark was aided by the Fund’s holdings of spread product—those categories of securities offering a yield premium to the Treasury market. This was especially the case with our corporate holdings. Overall, spreads narrowed marginally during the year, partially offsetting the increase in interest rates. Tighter spreads, together with higher yields, enabled our spread product to post better overall returns than its Treasury counterparts.
MassMutual Balanced Fund – Portfolio Manager Report (Continued)

What were some of the changes that occurred in the Fund’s stock holdings?

We have been working to improve the relative earnings growth profile of the portfolio without distorting its overall value characteristics. In that regard, we added several reasonably valued new holdings with projected earnings growth in the 14%-16% range. These included United Parcel Service, Avery-Dennison, and Illinois Tool Works. Conversely, we eliminated or reduced positions in a number of stocks with formerly reliable earnings growth that had disappointing results during the year. This list included Archer Daniels Midland, Albertson’s, Raytheon, Xerox, and Becton Dickinson.

How was the bond portfolio positioned?

Treasury securities were the Fund’s largest sector allocation, comprising approximately 47.0% of total assets in the bond portfolio at the end of the year. Corporate securities were the second-largest category, at 35.0% on December 31. Mortgage-backed securities were next largest, ending the year at 13.0%.

The Fund’s overall credit quality remained Aa, while duration, which typically is targeted to remain within plus or minus 5% of the duration of our benchmark, came in at 5.25 on the final day of the period.

What is your outlook?

Stock prices are ultimately tied to rising earnings. Right now the investment environment is excessively skewed in favor of growth-oriented technology stocks to the exclusion of virtually everything else. This distortion exists despite the fact that many value stocks have solid earnings prospects. When earnings considerations and investor psychology diverge, earnings generally prevail in the long run. This bodes well for many of the Fund’s holdings. We view the current market environment as an important opportunity for value investors and have positioned the Fund accordingly.

With respect to the Fund’s bond portfolio, our policy has been to overweight spread product relative to our benchmark, and we expect that trend to continue. The general consensus on spreads, at the current time, is that they will continue to narrow. While this would benefit the Fund, we feel the need to be especially selective about new purchases over the short term, if only because we see few, if any, clearly outstanding opportunities available. Other considerations, such as the possible ramifications of further Fed tightening, a correction in equities, or the return of the business cycle, serve to temper our basically positive outlook for 2000.

[CHART]

MassMutual Balanced Fund
    Asset Allocation
      on 12/31/1999

Common Stocks          56%
Bonds                  33%
Short-term issues      11%

MassMutual Balanced Fund
Largest Stock Holdings (12/31/99)

Hewlett-Packard Company
General Electric Company
International Business Machines Corporation
Bristol-Myers Squibb Company
Marsh & McLennan Companies, Inc.
The McGraw-Hill Companies, Inc.
Kimberly-Clark Corporation
BP Amoco plc Sponsored ADR
Exxon Mobil Corp.
GTE Corporation

MassMutual Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Balanced Fund Class S and the Lipper Balanced Fund Index

MassMutual Balanced Fund
Total Return
	One Year 1/1/99-12/31/99	Five Year Average Annual 1/1/95 -12/31/99	Since Inception Average Annual 10/3/94 - 12/31/99

Class S	-1.58%	12.66%	12.09%

Lipper Balanced Fund Index	8.98%	16.27%	15.18%

Lehman Brothers Government/ Corporate Bond Index	-2.15%	7.60%	7.30%

Standard & Poor’s 500 Composite Index	21.04%	28.56%	27.02%

Hypothetical Investments in MassMutual Balanced Fund Class A, Class Y and the Lipper Balanced Fund Index

MassMutual Balanced Fund
Total Return
	One Year 1/1/99-12/31/99	Since Inception Average Annual 1/1/98 - 12/31/99

Class A	-2.17%	5.04%
Class Y	-1.77%	5.47%

Lipper Balanced Fund Index	8.98%	12.15%

Lehman Brothers Government/ Corporate Bond Index	-2.15%	3.50%

Standard & Poor’s 500 Composite Index	21.04%	24.75%

Hypothetical Investments in MassMutual Balanced Fund Class L and the Lipper Balanced Fund Index

MassMutual Balanced Fund
Total Return
Since Inception 5/3/99 - 12/31/99

Class L	-4.69%

Lipper Balanced Fund Index	3.90%

Lehman Brothers Government/ Corporate Bond Index	-1.21%

Standard & Poor’s 500 Composite Index	11.00%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION
[CHART]
      Date        Class S   S&P 500     Lipper Bal. Lehman Gvt/Corp
      ----        -------   -------     ----------- ---------------
      (10/3/94)   $10,000   $10,000       $10,000       $10,000
      12/94       $10,029   $ 9,999       $ 9,877       $10,037
      6/95        $11,179   $12,019       $11,203       $11,220
      12/95       $12,164   $13,766       $12,306       $11,968
      6/96        $12,788   $15,144       $12,880       $11,742
      12/96       $13,725   $16,914       $13,906       $12,314
      6/97        $15,126   $20,400       $15,455       $12,651
      12/97       $16,294   $22,558       $16,694       $13,515
      6/98        $17,361   $26,553       $18,328       $14,078
      12/98       $18,494   $29,004       $19,259       $14,794
      6/99        $19,223   $32,596       $20,446       $14,457
      12/99       $18,202   $35,108       $20,886       $14,479
[CHART]
 Date      Class A     Class Y     S&P 500    Lipper Bal.   Lehman Gvt/Corp
 ----      -------     -------     -------    -----------   ---------------
 12/97     $10,000     $10,000     $10,000      $10,000         $10,000
 3/98      $10,730     $10,740     $11,395      $10,790         $10,152
 6/98      $10,620     $10,640     $11,771      $10,979         $10,417
 9/98      $10,333     $10,363     $10,600      $10,346         $10,933
 12/98     $11,278     $11,323     $12,858      $11,536         $10,947
 3/99      $11,101     $11,149     $13,498      $11,722         $10,816
 6/99      $11,681     $11,756     $14,450      $12,247         $10,697
 9/99      $11,042     $11,115     $13,548      $11,740         $10,755
 12/99     $11,033     $11,123     $15,563      $12,573         $10,712

[CHART]
          Date     Class L   S&P 500   Lipper Bal.   Lehman Gvt/Corp.
          ----     -------   -------   -----------   ----------------
          5/3/99   $10,000   $10,000     $10,000         $10,000
          5/31/99  $ 9,925   $ 9,764     $ 9,846         $ 9,897
          6/99     $10,062   $10,306     $10,116         $ 9,666
          7/99     $ 9,911   $ 9,984     $ 9,929         $ 9,839
          8/99     $ 9,760   $ 9,935     $ 9,825         $ 9,831
          9/99     $ 9,532   $ 9,662     $ 9,699         $ 9,919
          10/99    $ 9,643   $10,274     $ 9,980         $ 9,945
          11/99    $ 9,580   $10,483     $10,087         $ 9,940
          12/99    $ 9,531   $11,100     $10,390         $ 9,879

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Government/Corporate Bond Index, and the Standard & Poor’s 500 Composite Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual Balanced Fund – Portfolio of Investments

December 31, 1999

	Number of Shares	Market Value
EQUITIES — 56.0%

Aerospace & Defense — 1.8%
Honeywell International, Inc.	108,750	$ 6,273,516
TRW, Inc.	121,000	6,284,438

		12,557,954

Apparel, Textiles & Shoes — 0.4%
VF Corporation	95,000	2,850,000

Automotive & Parts — 1.2%
Delphi Automotive Systems Corporation	250,000	3,937,500
Ford Motor Company	85,700	4,579,594

		8,517,094

Banking, Savings & Loans — 4.0%
The Bank of New York Company, Incorporated	213,100	8,524,000
Comerica, Incorporated	87,800	4,099,163
Fleet Boston Financial Corp.	74,978	2,610,172
Pacific Century Financial Corporation	216,300	4,042,106
Wachovia Corp.	66,300	4,508,400
Wells Fargo & Company	121,000	4,892,938

		28,676,779

Beverages — 0.7%
Brown-Forman Corporation Cl. B	93,700	5,364,325

Broadcasting, Publishing & Printing — 1.5%
The McGraw-Hill Companies, Inc.	170,000	10,476,253

Chemicals — 2.4%
Air Products and Chemicals, Inc.	140,000	4,698,750
Engelhard Corporation	235,400	4,443,175
Rohm & Haas Company	189,600	7,714,350

		16,856,275

Communications — 2.5%
GTE Corporation	125,000	8,820,313
SBC Communications, Inc.	179,103	8,731,271

		17,551,584

	Number of Shares	Market Value

Computers & Office Equipment — 5.7%
Electronic Data Systems Corporation	100,000	$ 6,693,750
Hewlett-Packard Company	125,300	14,276,369
International Business Machines Corporation	124,800	13,478,400
Pitney Bowes, Inc.	147,800	7,140,588

		41,589,107

Containers — 1.7%
Bemis Company, Inc.	98,900	3,449,138
Crown Cork & Seal Company, Inc.	200,000	4,475,000
Temple-Inland, Inc.	60,500	3,989,219

		11,913,357

Cosmetics & Personal Care — 1.5%
Kimberly-Clark Corporation	159,200	10,387,800

Electric Utilities — 1.2%
Dominion Resources, Inc.	86,400	3,391,200
Pinnacle West Capital Corporation	86,700	2,649,769
Teco Energy, Inc.	136,300	2,530,069

		8,571,038

Electrical Equipment & Electronics — 2.4%
General Electric Company	90,000	13,927,500
Hubbell, Incorporated Cl. B	118,122	3,218,825

		17,146,325

Energy — 6.1%
Apache Corporation	125,000	4,617,188
BP Amoco PLC Sponsored ††	162,636	9,646,348
Burlington Resources, Inc.	150,000	4,959,375
Chevron Corporation	60,000	5,197,500
Conoco, Inc. Cl. A	121,000	2,994,750
Exxon Mobil Corp.	116,569	9,391,110
Unocal Corporation	146,900	4,930,331
USX-Marathon Group	92,400	2,281,125

		44,017,727

	Number of Shares	Market Value

Financial Services — 2.0%
American Express Company	45,000	$ 7,481,250
American General Corporation	87,100	6,608,713
The Goldman Sachs Group, L.P.	6,000	565,125

		14,655,088

Foods — 1.8%
Bestfoods	72,000	3,784,500
ConAgra, Inc.	222,200	5,013,388
General Mills, Inc.	111,400	3,982,550

		12,780,438

Forest Products & Paper — 1.0%
Weyerhaeuser Company	95,600	6,865,275

Healthcare — 4.3%
Becton, Dickinson and Company	195,800	5,237,650
Bristol-Myers Squibb Company	209,200	13,428,025
Pharmacia & Upjohn, Inc.	120,500	5,422,500
Schering-Plough Corp.	152,800	6,446,250

		30,534,425

Industrial — Diversified — 1.2%
Illinois Tool Works, Inc.	70,500	4,763,156
Tyco International Ltd.	106,652	4,146,097

		8,909,253

Industrial — Distribution — 0.7%
W.W. Grainger, Inc.	109,000	5,211,563

Insurance — 3.6%
The Hartford Financial Services Group, Inc.	100,000	4,737,500
Jefferson-Pilot Corporation	63,675	4,345,819
Marsh & McLennan Companies, Inc.	110,900	10,611,744
MBIA, Inc.	120,300	6,353,344

		26,048,407

Machinery & Components — 0.9%
Dover Corporation	137,300	6,229,988

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Miscellaneous — 0.8%
Avery-Dennison Corp.	3,400	$ 247,775
Minnesota Mining & Manufacturing Company	54,000	5,285,250

		5,533,025

Pharmaceuticals — 0.8%
American Home Products Corporation	141,400	5,576,463

Retail — 1.8%
The May Department Stores Company	125,000	4,031,250
Newell Rubbermaid, Inc.	200,000	5,800,000
Sears Roebuck and Co.	94,100	2,864,169

		12,695,419

Retail—Grocery — 1.1%
Albertson’s, Inc.	250,250	8,070,563

Tobacco — 1.2%
Fortune Brands, Inc.	169,800	5,614,013
UST, Inc.	131,300	3,307,119

		8,921,132

Transportation — 1.7%
Burlington Northern Santa Fe Corp.	149,500	3,625,375
Galileo International, Inc.	140,200	4,197,238
Norfolk Southern Corporation	166,900	3,421,450
United Parcel Service, Inc. Cl. B	15,100	1,041,900

		12,285,963

TOTAL EQUITIES (Cost $266,980,685)		400,792,620

	Principal Amount

BONDS & NOTES — 33.0%
ASSET BACKED SECURITIES — 1.5%
California Infrastructure PG&E-1, 1997-1, Class A6
6.320% 09/25/2005	$ 150,000	147,522

		Principal Amount	Market Value

California Infrastructure SCE-1, 1997-1, Class A5
6.280%	09/25/2005	$ 150,000	$ 147,350
California Infrastructure SDG&E-1,1997-1, Class A5
6.190%	09/25/2005	100,000	97,985
Capita Equipment Receivables Trust 1996-1, Class A4
6.280%	06/15/2000	167,715	167,707

Case Equipment Loan Trust 1998-A, Class A4
5.830%	02/15/2005	750,000	739,388
Caterpillar Financial Asset Trust, 1997-B, Class A3
6.160%	09/25/2003	755,089	753,043
Chase Manhattan Auto Owner Trust 1998- A, Class A4
5.800%	12/16/2002	1,000,000	987,370
Chase Manhattan RV Owner Trust 1997- A, Class A7
6.140%	10/16/2006	1,000,000	994,800
Ford Credit Auto Owner Trust, 1996- B, Class A-4
6.300%	01/15/2001	336,516	336,516
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850%	05/20/2008	750,000	744,758
Peco Energy Transition Trust Series 1999-A, Class A6
6.050%	03/01/2009	650,000	609,778
Peco Energy Transition Trust Series 1999-A, Class A7
6.130%	03/01/2009	350,000	322,326
Premier Auto Trust Series 1998-4, Class A3
5.690%	06/08/2002	1,000,000	990,990
Premier Auto Trust Series 1998-5, Class A3
5.070%	07/08/2002	500,000	490,980
Railcar Trust No. 1992-1
7.750%	06/01/2004	272,424	275,039

		Principal Amount	Market Value

Rental Car Finance Corp. Series 1999-1A, Class A †
5.900%	02/25/2007	$ 600,000	$ 577,194
Textron Financial Corporation
5.890%	01/15/2005	1,000,000	982,740
Toyota Auto Lease Trust Series 1998-B, Class A1
5.350%	07/25/2002	1,000,000	998,500
Travelers Funding Ltd. Class A-1
6.300%	02/18/2014	700,000	602,910

TOTAL ASSET BACKED SECURITIES (Cost $11,235,824)			10,966,896

CORPORATE DEBT — 11.4%
AirTouch Communications, Inc.
7.500%	07/15/2006	1,000,000	1,011,840
Alcan Aluminum Limited
6.250%	11/01/2008	500,000	454,750
America West Airlines, Inc. 1996-1, Class A
6.850%	07/02/2009	945,847	881,331
American Airlines, Inc. 1994-A Pass Through Trusts, Class A4
9.780%	11/26/2011	866,293	937,017
American General Finance Corporation
5.750%	11/01/2003	500,000	472,895
AMR Corporation
9.000%	08/01/2012	500,000	513,620
Analog Devices, Inc.
6.625%	03/01/2000	500,000	500,100
Archer Daniels Midland Company
6.750%	12/15/2027	350,000	305,648
Associates Corporation of North America
6.500%	08/15/2002	500,000	493,885
Associates Corporation of North America
6.750%	08/01/2001	1,000,000	998,190
AT&T Corp.
5.625%	03/15/2004	2,000,000	1,891,380

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Barrick Gold Corporation
7.500%	05/01/2007	$ 1,000,000	$ 983,940
Bell Atlantic Financial Services, Inc.
6.610%	02/04/2000	1,000,000	1,000,320
BHP Finance (USA) Limited
6.420%	03/01/2026	1,000,000	968,760
Bombardier Capital, Inc. †
6.000%	01/15/2002	1,000,000	974,676
Boston Scientific Corporation
6.625%	03/15/2005	2,000,000	1,837,100
Cable & Wireless Communications PLC
6.750%	12/01/2008	1,300,000	1,287,295
Capitol Records, Inc. †
8.375%	08/15/2009	2,000,000	1,948,638
Carlisle Companies, Incorporated
7.250%	01/15/2007	750,000	697,718
Celulosa Arauco y Constitucion, S.A.
6.950%	09/15/2005	500,000	470,425
Champion International Corporation
6.400%	02/15/2026	1,000,000	935,510
The CIT Group, Inc.
5.625%	10/15/2003	500,000	472,415
The CIT Group, Inc.
6.375%	10/01/2002	1,000,000	979,180
Comcast Cable Communications, Inc.
8.375%	05/01/2007	750,000	778,178
ConAgra, Inc.
7.000%	10/01/2028	750,000	659,130
Continental Airlines, Inc., Series 1996-2B
8.560%	07/02/2014	464,975	470,541
Continental Airlines, Inc., Series 1996-B
7.820%	04/15/2015	455,707	441,010
Crown Cork & Seal Company, Inc.
6.750%	12/15/2003	1,000,000	960,980
CSX Corporation
7.050%	05/01/2002	500,000	498,085
CSX Corporation
7.250%	05/01/2027	1,200,000	1,169,280
Delta Air Lines, Inc., 1992, Series C
8.540%	01/02/2007	378,297	385,806

		Principal Amount	Market Value

Dover Corporation
6.250%	06/01/2008	$ 500,000	$ 450,285
Dover Corporation
6.650%	06/01/2028	500,000	417,725
Duke Capital Corp.
8.000%	10/01/2019	1,300,000	1,309,490
Emerald Investment Grade CBO Limited †
6.544%	05/24/2011	1,000,000	992,500
ERAC USA Finance Company †
6.750%	05/15/2007	1,250,000	1,158,150
FBG Finance Limited †
7.875%	06/01/2016	1,000,000	992,330
Fletcher Challenge Capital Canada, Inc.
6.750%	03/24/2005	500,000	463,815
Fletcher Challenge Capital Canada, Inc.
7.750%	06/20/2006	500,000	481,840
Ford Motor Credit Corporation
7.375%	10/28/2009	3,000,000	2,961,750
General American Transportation Corporation
6.750%	03/01/2006	1,000,000	924,260
General Electric Capital Corporation Series MTNA
6.520%	10/08/2002	1,600,000	1,585,582
General Mills, Inc.
8.900%	06/15/2006	500,000	538,770
The Goldman Sachs Group, L.P. †
6.200%	02/15/2001	1,000,000	990,840
GTE Corporation
9.100%	06/01/2003	275,000	290,087
Halliburton Company
5.625%	12/01/2008	750,000	659,520
Heller Financial, Inc.
6.250%	03/01/2001	500,000	495,625
Heller Financial, Inc. †
7.375%	11/01/2009	2,000,000	1,944,394
Hershey Foods Corporation
7.200%	08/15/2027	1,250,000	1,186,400
Household Finance Corporation
6.500%	11/15/2008	1,500,000	1,389,165
ICI Wilmington, Inc.
7.050%	09/15/2007	500,000	477,275
IMC Global, Inc.
6.625%	10/15/2001	500,000	491,155
Interpool, Inc.
7.350%	08/01/2007	500,000	412,096

		Principal Amount	Market Value

LASMO (USA) Inc.
6.750%	12/15/2007	$ 1,250,000	$ 1,177,495
Leucadia National Corporation
7.750%	08/15/2013	1,000,000	944,320
Marsh & McLennan Companies, Inc.
7.125%	06/15/2009	500,000	483,927
Meritor Automotive, Inc.
6.800%	02/15/2009	1,000,000	908,920
Midway Airlines Corp. Pass Through Certificates Class B †
8.140%	01/02/2013	500,000	456,405
Millipore Corporation
7.500%	04/01/2007	1,000,000	924,140
Mobil Corporation
8.625%	08/15/2021	1,000,000	1,125,820
Morgan Stanley Dean Witter & Co.
5.625%	01/20/2004	1,000,000	941,930
Newmont Mining Corporation
8.625%	04/01/2002	1,000,000	1,007,070
News America Holdings, Incorporated
7.300%	04/30/2028	1,000,000	891,980
News America Holdings, Incorporated
9.250%	02/01/2013	1,000,000	1,088,280
Norfolk Southern Corporation
7.050%	05/01/2037	1,350,000	1,338,242
North Finance (Bermuda) Limited †
7.000%	09/15/2005	1,000,000	960,360
Pepsi Bottling Holdings, Inc. †
5.625%	02/17/2009	500,000	441,478
Procter & Gamble Company, The
6.875%	09/15/2009	4,500,000	4,400,411
Raytheon Company
6.750%	03/15/2018	750,000	651,420
Raytheon Company
6.750%	08/15/2007	500,000	466,465
Republic Services, Inc.
7.125%	05/15/2009	1,000,000	877,480
Ryder System, Inc.
6.600%	11/15/2005	750,000	690,188
Scholastic Corporation
7.000%	12/15/2003	750,000	729,518

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

The Charles Schwab Corporation
6.250%	01/23/2003	$ 1,000,000	$ 963,130
The E.W. Scripps Company
6.625%	10/15/2007	1,000,000	924,500
Sprint Capital Corporation
6.125%	11/15/2008	500,000	453,340
Sprint Capital Corporation
6.900%	05/01/2019	500,000	454,740
SuperValu, Inc. †
7.875%	08/01/2009	2,500,000	2,473,663
Texaco, Inc.
5.500%	01/15/2009	1,000,000	877,902
Thomas & Betts Corporation
8.250%	01/15/2004	500,000	500,215
Time Warner, Inc. Pass-Thru Asset Trust 1997-1†
6.100%	12/30/2001	750,000	735,128
Time Warner, Inc.
7.750%	06/15/2005	1,000,000	1,011,030
Times Mirror Co.
7.450%	10/15/2009	1,300,000	1,293,201
Union Oil Company of California
7.500%	02/15/2029	750,000	699,821
Union Tank Car Co.
6.790%	05/01/2010	1,000,000	913,010
US Air, Inc., Class B
7.500%	10/15/2009	454,760	416,264
Valero Energy Corporation
7.375%	03/15/2006	500,000	474,368
Vulcan Materials Company
6.000%	04/01/2009	1,000,000	895,370
The Williams Companies, Inc.
7.625%	07/15/2019	700,000	671,958
WPP Finance (USA) Corporation
6.625%	07/15/2005	375,000	347,751

TOTAL CORPORATE DEBT (Cost $84,195,509)			81,603,937

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.7%
Collateralized Mortgage Obligations
Asset Securitization Corporation Series 1995-MD4, Class A1
7.100%	08/13/2029	1,397,420	1,383,390

		Principal Amount	Market Value

Chase Commercial Mortgage Securities Corp. Series 1998-2, Class A1
6.025%	08/18/2007	$ 698,165	$ 663,982
CS First Boston Mortgage Securities Corp. Series 1998- C2, Class A1
5.960%	12/15/2007	703,459	668,286
Merrill Lynch Mortgage Investors, Inc., Series 1997 – Cl-CTL, A-1
6.310%	11/15/2026	858,607	831,304
Salomon Brothers Mortgage Securities 1997-TZH, Class B†
7.491%	03/25/2022	750,000	735,956
Starwood Commercial Mortgage Trust Series 1999-C1A, Class B†
6.920%	02/05/2009	1,000,000	934,000

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,527,959)			5,216,918

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.9%
Federal Home Loan Mortgage Corporation (FHLMC) — 0.7%
Collateralized Mortgage Obligations — 0.5%
FHLMC Series 1322 Class G
7.500%	02/15/2007	504,065	506,742
FHLMC Series 1607 Class G
6.000%	08/15/2013	3,000,000	2,881,860

			3,388,602

Pass-Through Securities — 0.2%
FHLMC
6.420%	12/01/2005	1,240,647	1,196,728
FHLMC
9.000%	03/01/2017	80,178	83,593

			1,280,321

			4,668,923

Federal National Mortgage Association (FNMA) — 1.1%
Collateralized Mortgage Obligations — 0.9%
FNMA Series 1993-134 Class GA
6.500%	02/25/2007	1,000,000	990,310

			Principal Amount	Market Value

FNMA Series 1993-221 Class D
6.000%	12/25/2008		$ 1,000,000	$ 966,250
FNMA Series 1993-231, Class M
6.000%	12/25/2008		2,500,000	2,393,750
FNMA Series 1996-54 Class C
6.000%	09/25/2008		2,000,000	1,915,000

				6,265,310

Pass-Through Securities — 0.2%
FNMA
6.000%	11/01/2028		1,435,201	1,312,749
FNMA
8.000%	05/01/2013		153,662	154,162

				1,466,911

				7,732,221

Government National Mortgage Association (GNMA) — 1.7%
Pass-Through Securities
GNMA
6.500%	10/15/2028	- 03/15/2029	5,664,340	5,315,587
GNMA
7.000%	08/15/2023	- 10/15/2023	765,107	744,066
GNMA
7.500%	10/15/2006	- 08/15/2029	4,839,474	4,799,424
GNMA
8.000%	11/15/2004	- 01/15/2009	1,609,109	1,624,697
GNMA
9.000%	12/15/2008	- 05/15/2009	261,674	271,042

				12,754,816

U.S. Government Guaranteed Notes — 0.4%
1991-A Fairfax County, VA
8.740%	08/01/2001		200,000	205,000
1991-A Jefferson Park, CA
8.740%	08/01/2001		1,740,000	1,783,500
1991-A Monroe County, NY
8.740%	08/01/2001		500,000	512,500
1991-A Rochester, NY
8.740%	08/01/2001		60,000	61,500

				2,562,500

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $28,281,159)			$ 27,718,460

U.S. TREASURY OBLIGATIONS — 15.5%
U.S. Treasury Bonds — 3.1%
U.S. Treasury Bond
7.50%	11/15/2016	$ 14,075,000	15,057,998
U.S. Treasury Bond
8.750%	05/15/2017	5,750,000	6,867,628

			21,925,626

U.S. Treasury Notes — 12.4%
U.S. Treasury Note
6.500%	10/15/2006	25,750,000	25,681,505
U.S. Treasury Note
6.500%	08/15/2005	32,565,000	32,565,000
U.S. Treasury Note
6.875%	05/15/2006	29,550,000	30,071,853

			88,318,358

U.S. Treasury Strips — 0.0%
U.S. Treasury Strip — Principal Only
0.000%	08/15/2015	700,000	241,934

TOTAL U.S. TREASURY OBLIGATIONS (Cost $115,684,551)			110,485,918

TOTAL BONDS & NOTES (Cost $244,925,002)			235,992,129

SHORT-TERM INVESTMENTS — 24.0%
Cash Equivalents — 12.8%
Bank of Montreal Eurodollar Time Deposit**
4.500%	01/03/2000	5,844,335	5,844,335
BankBoston Eurodollar Time Deposit**
4.870%	04/28/2000	10,339,671	10,339,671
The Goldman Sachs Group, L.P. Master Note**
6.450%	02/04/2000	22,854,332	22,854,332
Harris Trust & Savings Bank Eurodollar Time Deposit**
4.250%	01/03/2000	9,430,418	9,430,418
Janus Money Market Fund**
5.630%	01/03/2000	21,060,668	21,060,668
Morgan Stanley Dean Witter & Co.**
4.860%	01/18/2000	6,428,212	6,428,212

		Principal Amount	Market Value

SAT LAP (AIM) Money Market Fund**
4.060%	01/03/2000	$ 15,860,836	$ 15,860,836

			91,818,472

Commercial Paper — 11.2%
Appalachian Power Company
6.570%	01/26/2000	2,500,000	2,488,594
Case Credit Corp
6.400%	02/18/2000	5,455,000	5,408,451
ConAgra, Inc.
6.320%	01/06/2000	4,710,000	4,705,866
ConAgra, Inc.
6.470%	01/07/2000	4,785,000	4,779,840
Cox Enterprises, Inc.
6.500%	01/12/2000	4,890,000	4,880,288
Cox Enterprises, Inc.
6.700%	01/11/2000	655,000	653,781
Crown Cork & Seal Company, Inc.
6.800%	01/03/2000	5,380,000	5,377,968
CSX Corporation
6.440%	02/15/2000	3,985,000	3,952,921
Detroit Edison Co.
6.800%	01/04/2000	2,375,000	2,373,654
IMC Global, Inc.
5.250%	01/04/2000	2,220,000	2,219,029
IMC Global, Inc.
6.470%	01/31/2000	4,095,000	4,072,921
Indiana Michigan Power Company
6.000%	01/11/2000	1,425,000	1,422,625
Indiana Michigan Power Company
6.600%	01/14/2000	3,170,000	3,162,445
Kerr-McGee Credit Corporation
6.400%	02/02/2000	2,940,000	2,923,275
Public Service Electric and Gas Company
6.380%	01/10/2000	3,715,000	3,709,075
Sierra Pacific Power Company
7.150%	02/03/2000	4,240,000	4,212,210
Solutia, Inc.
6.450%	01/11/2000	1,890,000	1,886,614
Solutia, Inc.
6.550%	01/19/2000	3,135,000	3,124,733
Solutia, Inc.
6.750%	01/13/2000	3,175,000	3,167,856
SuperValu, Inc.
6.450%	01/27/2000	1,290,000	1,283,991
UOP
6.450%	01/20/2000	590,000	587,992
UOP
6.500%	01/18/2000	2,255,000	2,248,078
UOP
6.600%	01/05/2000	2,485,000	2,483,177

		Principal Amount	Market Value

UOP
6.600%	01/28/2000	$ 4,950,000	$ 4,925,498
VF Corporation
7.000%	01/21/2000	3,830,000	3,815,103

			79,865,985

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)	$171,684,457

TOTAL INVESTMENTS — 113.0% (Cost $683,590,144)***	808,469,206

Other Assets/ (Liabilities) — (13.0%)	(92,863,785)

NET ASSETS — 100.0%	$715,605,421

Notes to Portfolio of Investments
***	Aggregate cost for Federal tax purposes (Note 7)
**	Represents investment of security lending collateral. (Note 2).
†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
††	American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 1999
Assets:
Investments, at value (cost $511,905,687) (Note 2)	$ 636,784,749
Short-term investments, at amortized cost (Note 2)	171,684,457

Total Investments	808,469,206
Receivables from:
Investments sold	741,707
Fund shares sold	344,175
Interest and dividends	4,121,893

Total assets	813,676,981

Liabilities:
Payables for:
Due to Custodian	28,416
Investments purchased	5,142,277
Fund shares redeemed	691,552
Securities on loan (Note 2)	91,818,472
Directors’ fees and expenses (Note 3)	2,720
Affiliates (Note 3):
Investment management fees	298,547
Administration fees	61,397
Service fees	429
Accrued expenses and other liabilities	27,750

Total liabilities	98,071,560

Net assets	$ 715,605,421

Net assets consist of:
Paid-in capital	$ 592,761,613
Accumulated net realized loss on investments	(2,035,254)
Net unrealized appreciation on investments	124,879,062

$ 715,605,421

Net assets:
Class A	$ 573,428

Class L	$ 173,015

Class Y	$ 59,380,958

Class S	$ 655,478,020

Shares outstanding:
Class A	43,397

Class L	13,083

Class Y	4,484,437

Class S	49,471,112

Net asset value, offering price and redemption price per share:
Class A	$ 13.21

Class L	$ 13.22

Class Y	$ 13.24

Class S	$ 13.25

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 1999
Investment income: (Note 2)
Interest (including securities lending income of $124,027)	$22,953,439
Dividends (net of withholding tax of $21,739)	8,355,931

Total investment income	31,309,370

Expenses: (Note 2)
Investment management fees (Note 3)	3,739,029
Custody fees	79,532
Audit and legal fees	26,243
Directors ’ fees (Note 3)	14,657

3,859,461

Administration fees (Note 3):
Class A	1,380
Class L*	294
Class Y	138,305
Class S	612,336
Service fees (Note 3):
Class A	839

Total expenses.	4,612,615

Net investment income	26,696,755

Realized and unrealized gain (loss):
Net realized gain on investment transactions	1,114,487
Net change in unrealized appreciation (depreciation) on investments	(39,221,960)

Net realized and unrealized loss	(38,107,473)

Net decrease in net assets resulting from operations	$(11,410,718)

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 1999	Year ended December 31, 1998
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 26,696,755	$ 24,183,950
Net realized gain on investment transactions	1,114,487	38,995,138
Net change in unrealized appreciation (depreciation) on investments	(39,221,960)	24,939,485

Net increase (decrease) in net assets resulting from operations	(11,410,718)	88,118,573

Distributions to shareholders (Note 2):
From net investment income:
Class A	(19,468)	(6,590)
Class L*	(6,213)	-
Class Y	(2,098,684)	(45,079)
Class S	(24,046,239)	(24,100,466)

Total distributions from net investment income	(26,170,604)	(24,152,135)

Tax return of capital:
Class A	(78)	-
Class L*.	(25)	-
Class Y	(8,376)	-
Class S	(95,975)	-

Total tax return of capital	(104,454)	-

From net realized gains:
Class A	(4,853)	(11,583)
Class L*.	(1,926)	-
Class Y	(960,076)	(61,093)
Class S	(11,126,488)	(36,732,877)

Total distributions from net realized gains	(12,093,343)	(36,805,553)

Net fund share transactions (Note 5):
Class 1**	-	(156,975)
Class 2**	-	(159,724)
Class 3**	-	(161,227)
Class A	434,080	175,148
Class L*	187,869	-
Class Y	61,686,034	1,104,224
Class S	(69,915,062)	89,416,157

Increase (decrease) in net assets from net fund share transactions	(7,607,079)	90,217,603

Total increase (decrease) in net assets	(57,386,198)	117,378,488

Net assets:
Beginning of period	772,991,619	655,613,131

End of period (including undistributed net investment income of $0 and $32,992, respectively)	$715,605,421	$772,991,619

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

** Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A			Class L		Class Y
	Year ended 12/31/99		Year ended 12/31/98†	Period ended 12/31/99**		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 14.20		$ 14.03	$ 14.62		$ 14.20		$ 14.06

Income (loss) from investment operations:
Net investment income	0.40	***	0.41 ***	0.47	***	0.46	***	0.48 ***
Net realized and unrealized gain (loss) on investments	(0.70)		1.36	(1.15)		(0.71)		1.36

Total income (loss) from investment operations	(0.30)		1.77	(0.68)		(0.25)		1.84

Less distributions to shareholders:
From net investment income	(0.47)		(0.58)	(0.50)		(0.49)		(0.67)
Tax return of capital	(0.00	)****	-	(0.00	)****	(0.00	)****	-
From net realized gains	(0.22)		(1.02)	(0.22)		(0.22)		(1.03)

Total distributions	(0.69)		(1.60)	(0.72)		(0.71)		(1.70)

Net asset value, end of period	$ 13.21		$ 14.20	$ 13.22		$ 13.24		$ 14.20

Total Return@	(2.17%	)	12.78%	(4.69%	)	(1.77%	)	13.23%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 573		$ 177	$ 173		$ 59,381		$ 1,051
Net expenses to average daily net assets	1.15%		1.20%	0.89%	*	0.75%		0.76%
Net investment income to average daily net assets	2.87%		2.76%	4.97%	*	3.23%		3.21%
Portfolio turnover rate	19%		30%	19%		19%		30%

				Class S (1)
	Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97		Year ended 12/31/96		Year ended 12/31/95
Net asset value, beginning of period	$ 14.20		$ 13.59	$ 12.34		$ 11.51		$ 9.92

Income (loss) from investment operations:
Net investment income	0.48	***	0.49 ***	0.48		0.46		0.44
Net realized and unrealized gain (loss) on investments	(0.70)		1.33	1.82		1.02		1.68

Total income (loss) from investment operations	(0.22)		1.82	2.30		1.48		2.12

Less distributions to shareholders:
From net investment income	(0.51)		(0.48)	(0.48)		(0.46)		(0.44)
Tax return of capital	(0.00	)****	-	-		-		-
From net realized gains	(0.22)		(0.73)	(0.57)		(0.19)		(0.09)

Total distributions	(0.73)		(1.21)	(1.05)		(0.65)		(0.53)

Net asset value, end of period	$ 13.25		$ 14.20	$ 13.59		$ 12.34		$ 11.51

Total Return@	(1.58%	)	13.50%	18.72%		12.83%		21.31%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$655,478		$771,763	$655,135		$563,280		$456,773
Net expenses to average daily net assets#	0.57%		0.54%	0.54%		0.51%		0.51%
Net investment income to average daily net assets	3.36%		3.42%	3.57%		3.83%		4.18%
Portfolio turnover rate	19%		30%	28%		26%		23%

# Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997. Without this partial waiver of fees by MassMutual, the ratio of expenses to average daily net assets would have been:	N/A		N/A	0.55%		0.55%		0.55%

*	Annualized
**	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
***	Per share amount calculated on the average shares method.
****	Tax return of capital is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits (See Note 9).
(1)	Class S shares were previously designated as Class 4 shares.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Portfolio Manager Report
(Formerly known as MassMutual Value Equity Fund)

What are the investment objectives and policies for the MassMutual Core Equity Fund?

The objective and policies of the Fund are to:
•	achieve high total returns over the long term while minimizing risk
•	invest in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $2.0 billion)
•	utilize a value-oriented strategy in making investment decisions
•	utilize Fundamental analysis to identify companies which

—are of high investment quality
—offer above-average dividend growth potential
—are attractively valued in the marketplace

How did the Fund perform during 1999?

For the 12 months ended December 31, 1999, the Fund’s Class S shares had a return of -2.60%, well behind the 21.04% return of the Standard & Poor’s 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks. The Fund also lagged the 6.59% return of the average large-cap value Fund monitored by Morningstar, Inc.

Why did the Fund trail the indexes by such wide margins?

Nineteen ninety-nine turned out to be a dismal year for value investors. In the previous report, it was noted that the first and second quarters of the year were markedly different, with growth stocks taking center stage in the first quarter and value stocks coming to the fore in the second. In the second half of the year, growth stocks returned to prominence with a vengeance. If anything, the market advance grew more narrow than it had been early in the year.

Particularly in the fourth quarter, there were basically two markets: technology stocks and everything else. The higher a tech stock’s price-to-earnings ratio, the better investors seemed to like it, almost regardless of earnings prospects. The S&P 500, which has gradually evolved into a growth-oriented, technology-sensitive index with the addition of stocks like Qualcomm, Microsoft, America Online, and Yahoo!, reflected the success of those stocks. Since we concentrate on equities that appear undervalued, most of the best-performing technology stocks were too pricey for the Fund. Above-average dividend yield, another factor we look for, was also spurned by investors, as stocks with the lowest yields far outpaced those with higher yields.

Furthermore, many high-quality, non-technology stocks were kept on the defensive by rising interest rates. As the year progressed, it became clear that economic activity would be much stronger than expected, with Gross Domestic Product and corporate earnings advancing at roughly twice the rate anticipated early in 1999. The Federal Reserve Board, in an effort to keep inflation in check, raised short-term interest rates in June, August, and November. While these rate hikes did little to derail the technology juggernaut, stocks in most other sectors stalled or went lower.

Finally, the Fund’s performance suffered because a number of stocks with formerly reliable earnings growth had disappointing results during the year. This list included Archer Daniels Midland, Albertson ’s, Raytheon, Xerox, and Becton Dickinson. We sold most of these stocks in favor of others with better long-term prospects.

Were there any changes in your management style?

This is a value fund, and we are not going to change that. However, we have been working to improve the relative earnings growth profile of the portfolio without distorting its overall value characteristics. In that regard, we added several reasonably valued new holdings with projected earnings growth in the 14%-16% range. These included United Parcel Service, Avery-Dennison, and Illinois Tool Works.

What is your outlook?

It is important to remember, especially in difficult times like these, that advances in stock prices are ultimately tied to rising earnings. Another important concept for investors is “reversion to the mean. ” Simply put, it means that when the investment environment shifts too far from what is normal or average, it tends to revert or return to a more average state of affairs.
MassMutual Core Equity Fund – Portfolio Manager Report (Continued)
(Formerly known as MassMutual Value Equity Fund)

How does this apply to the current situation? Right now the investment environment is excessively skewed in favor of growth-oriented technology stocks to the exclusion of virtually everything else. This distortion exists despite the fact that many value stocks have solid earnings prospects. It exists despite the fact that, while interest rates have risen sharply in the past year, their rise is likely to slow in 2000, creating a more hospitable environment for many non-technology stocks.

When earnings considerations and investor psychology diverge, earnings generally prevail in the long run. Reversion to the mean will eventually occur, and when it does, value stocks will have their day. We therefore view the current market environment as an important opportunity for value investors and have positioned the Fund accordingly.

MassMutual Core Equity Fund
Largest Stock Holdings (12/31/99)

Hewlett-Packard Company
General Electric Company
Marsh & McLennan Companies, Inc.
BP Amoco plc Sponsored ADR
International Business Machines Corporation
Kimberly-Clark Corporation
Exxon Mobil Corp.
SBC Communications, Inc.
GTE Corporation
Bristol-Myers Squibb Company

MassMutual Core Equity Fund – Portfolio Manager Report (Continued)
(Formerly known as MassMutual Value Equity Fund)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Core Equity Fund Class S and the Standard & Poor’s 500 Composite Index

MassMutual Core Equity Fund
Total Return
	One Year	Five Year Average Annual	Since Inception Average Annual
	1/1/99 - 12/31/99	1/1/95 - 12/31/99	10/3/94 - 12/31/99

Class S	-2.60%	18.32%	17.37%

Standard & Poor’s 500 Composite Index	21.04%	28.56%	27.02%

Hypothetical Investments in MassMutual Core Equity Fund Class A, Class Y and Standard & Poor’s 500 Composite Index

MassMutual Core Equity Fund
Total Return
	One Year	Since Inception Average Annual
	1/1/99 - 12/31/99	1/1/98 - 12/31/99

Class A	-3.13%	5.98%
Class Y	-2.71%	6.46%

Standard & Poor’s 500 Composite Index	21.04%	24.75%

Hypothetical Investments in MassMutual Core Equity Fund Class L and Standard & Poor’s 500 Composite Index

MassMutual Core Equity Fund
Total Return
Since Inception
5/3/99 - 12/31/99

Class L	-7.63%

Standard & Poor’s 500 Composite Index	11.00%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION
[CHART]

Date               Class S             S&P 500
----               -------             -------
(10/3/94)          $10,000             $10,000
12/94               $9,990              $9,999
6/95               $11,613             $12,019
12/95              $13,441             $13,756
6/96               $14,276             $15,144
12/96              $15,802             $16,914
6/97               $18,435             $20,400
12/97              $20,386             $22,558
6/98               $22,196             $26,553
12/98              $23,801             $29,004
6/99               $25,584             $32,596
12/99              $23,181             $35,108
[CHART]

Date               Class A             Class Y             S&P 500
----               -------             -------             -------
12/97              $10,000             $10,000             $10,000
3/98               $11,140             $11,160             $11,395
6/98               $10,660             $10,880             $11,771
9/98                $9,970             $10,005             $10,800
12/98              $11,696             $11,649             $12,858
3/99               $11,252             $11,314             $13,498
6/99               $12,431             $12,517             $14,450
9/99               $11,095             $11,183             $13,548
12/99              $11,233             $11,333             $15,563
[CHART]

Date               Class L             S&P 500
----               -------             -------
5/3/99             $10,000             $10,000
5/31/99             $9,912              $9,764
6/99               $10,207             $10,300
7/99                $9,912              $9,984
8/99                $9,617              $9,935
9/99                $9,123              $9,662
10/99               $9,294             $10,274
11/99               $9,201             $10,483
12/99               $9,237             $11,100

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor ’s 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Core Equity Fund – Portfolio of Investments
(Formerly known as MassMutual Value Equity Fund)

December 31, 1999

	Number of Shares	Market Value

EQUITIES — 97.8%

Aerospace & Defense — 3.2%
Honeywell International, Inc.	763,031	$ 44,017,365
TRW, Inc.	921,500	47,860,406

		91,877,771

Apparel, Textiles & Shoes — 0.8%
VF Corporation	735,400	22,062,000

Automotive & Parts — 1.8%
Delphi Automotive Systems Corporation	988,700	15,572,025
Ford Motor Company	680,300	36,353,531

		51,925,556

Banking, Savings & Loans — 6.0%
The Bank of New York Company, Incorporated	1,673,000	66,920,000
Fleet Boston Financial Corp.	352,832	12,282,964
Pacific Century Financial Corporation	1,271,600	23,763,025
Wachovia Corp.	450,000	30,600,000
Wells Fargo & Company	977,700	39,535,744

		173,101,733

Beverages — 1.4%
Brown-Forman Corporation Cl. B	688,100	39,393,725

Broadcasting, Publishing & Printing — 2.1%

The McGraw-Hill Companies, Inc.	1,000,000	61,625,000

Chemicals — 4.3%
Air Products and Chemicals, Inc.	806,300	27,061,444
Engelhard Corporation	1,779,700	33,591,838
Rohm & Haas Company	1,520,700	61,873,481

		122,526,763

Communications — 4.9%
GTE Corporation	973,500	68,692,594
SBC Communications, Inc.	1,464,181	71,378,824

		140,071,418

	Number of Shares	Market Value

Computers & Office Equipment — 10.9%
Electronic Data Systems Corporation	800,000	$ 53,550,000
Hewlett-Packard Company	1,000,000	113,937,500
International Business Machines Corporation	875,084	94,509,072
Pitney Bowes, Inc.	1,092,400	52,776,575

		314,773,147

Containers — 3.3%
Bemis Company, Inc.	782,100	27,275,738
Crown Cork & Seal Company, Inc.	1,406,300	31,465,963
Temple-Inland, Inc.	528,800	34,867,750

		93,609,451

Cosmetics & Personal Care — 2.8%
Kimberly-Clark Corporation	1,240,600	80,949,150

Electric Utilities — 1.6%
Dominion Resources, Inc.	730,600	28,676,050
Teco Energy, Inc.	1,007,800	18,707,288

		47,383,338

Electrical Equipment & Electronics — 4.6%
General Electric Company	700,000	108,325,000
Hubbell, Incorporated Cl. B	918,471	25,028,335

		133,353,335

Energy — 11.1%
Apache Corporation	722,700	26,694,731
BP Amoco plc Sponsored*	1,600,668	94,939,621
Burlington Resources, Inc.	701,600	23,196,650
Chevron Corporation	317,000	27,460,125
Conoco, Inc. Cl. A	849,000	21,012,750
Exxon Mobil Corp.	911,432	73,427,205
Unocal Corporation	1,097,600	36,838,200
USX-Marathon Group	699,800	17,276,313

		320,845,595

	Number of Shares	Market Value

Financial Services — 3.7%
American Express Company	350,000	$ 58,187,500
American General Corporation	589,600	44,735,900
The Goldman Sachs Group, L.P.	46,700	4,398,556

		107,321,956

Foods — 3.9%
Bestfoods	599,400	31,505,963
ConAgra, Inc.	2,005,000	45,237,813
General Mills, Inc.	978,000	34,963,500

		111,707,276

Forest Products & Paper — 2.8%
Westvaco Corporation	855,000	27,894,375
Weyerhaeuser Company	727,700	52,257,956

		80,152,331

Healthcare — 6.3%
Becton, Dickinson and Company	1,200,000	32,100,000
Bristol-Myers Squibb Company	1,050,600	67,435,388
Pharmacia & Upjohn, Inc.	896,200	40,329,000
Schering-Plough Corp.	1,000,000	42,187,500

		182,051,888

Industrial — Diversified — 1.7%
Illinois Tool Works	317,600	21,457,850
Tyco International Ltd.	713,426	27,734,436

		49,192,286

Industrial Distribution — 1.3%
W.W. Grainger, Inc.	806,300	38,551,219

Insurance — 6.7%
The Hartford Financial Services Group, Inc.	568,200	26,918,475
Jefferson-Pilot Corporation	509,600	34,780,200
Marsh & McLennan Companies, Inc.	1,000,000	95,687,495
MBIA, Inc.	675,200	35,659,000

		193,045,170

Machinery & Components — 1.6%
Dover Corporation	1,000,000	45,375,000

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Portfolio of Investments (Continued)
(Formerly known as MassMutual Value Equity Fund)

	Number of Shares	Market Value

Miscellaneous — 1.3%
Avery-Dennison Corp.	500,000	$ 36,437,500

Pharmaceuticals — 0.8%
American Home Products Corporation	605,600	23,883,350

Retail — 2.4%
The May Department Stores Company	975,000	31,443,750
Newell Rubbermaid, Inc.	1,250,000	36,250,000

		67,693,750

Retail-Grocery — 1.9%
Albertson’s, Inc.	1,672,668	53,943,543

Tobacco — 1.3%
Fortune Brands, Inc.	1,153,900	38,150,819

Transportation — 3.3%
Burlington Northern Santa Fe Corp.	1,296,600	31,442,550
Galileo International, Inc.	906,100	27,126,369
Norfolk Southern Corporation	1,456,100	29,850,050
United Parcel Service Inc. Cl. B	109,300	7,541,700

		95,960,669

TOTAL EQUITIES
(Cost $1,785,953,996)		2,816,964,739

		Principal Amount
SHORT-TERM INVESTMENTS — 6.6%
Cash Equivalents — 4.5%
Bank of Montreal Eurodollar Time Deposit**
4.500%	01/03/2000	$15,320,542	15,320,542
BankBoston Eurodollar Time Deposit**
4.870%	04/28/2000	82,754	82,754
The Goldman Sachs Group, L.P. Master Note**
6.450%	02/04/2000	21,801,484	21,801,484
Harris Trust & Savings Bank Eurodollar Time Deposit**
4.250%	01/03/2000	13,275,677	13,275,677
		Principal Amount	Market Value
Janus Money Market Fund**
5.630%	01/03/2000	$45,778,983	$ 45,778,983
MetLife Insurance Company Funding Agreement**
6.530%	08/01/2000	5,000,000	5,000,000
Morgan Stanley Dean Witter & Co.**
4.860%	01/18/2000	446,723	446,723
SAT Lap (AIM) Money Market Fund**
4.060%	01/03/2000	27,551,354	27,551,354

			129,257,517

Repurchase Agreements — 2.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/31/99
3.06%	01/03/00 (a)	10,399,952	10,399,952
Investors Bank & Trust Company Repurchase Agreement, dated 12/31/99
3.06%	01/03/00 (b)	25,000,000	25,000,000
Investors Bank & Trust Company Repurchase Agreement, dated 12/31/99
3.06%	01/03/00 (c)	25,000,000	25,000,000

			60,399,952

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			189,657,469

TOTAL INVESTMENTS — 104.4%
(Cost $1,975,611,465)***			3,006,622,208

Other Assets/(Liabilities) — (4.4%)			(127,749,033)

NET ASSETS — 100.0%			$2,878,873,175

Notes to Portfolio of Investments
***	Aggregate cost for Federal tax purposes (Note 7)

*	American Depository Receipt.

**	Represents investment of security lending collateral. (Note 2).

(a)
Maturity value of $10,402,604. Collateralized by U.S. Government Agency obligations with rates of 6.818-7.125%, maturity dates of 10/15/2023-10/01/2024, and aggregate market value, including accrued interest of $10,919,983.

(b)
Maturity value of $25,006,375. Collateralized by ABN AMRO Mortgage Corporation with a rate of 7.081%, maturity date of 12/25/2029, and market value, including accrued interest, of $19,555,324 and Federal National Mortgage Association with a rate of 6.330%, maturity date of 12/25/2021, and market value, including accrued interest, of $6,694,676.

(c)
Maturity value of $25,006,375. Collateralized by U.S. Government Agency obligations with rates of 6.375-7.061%, maturity dates of 01/20/2018-04/18/2028, and aggregate market value, including accrued interest, of $26,250,092.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements
(Formerly known as MassMutual Value Equity Fund)

Statement of Assets and Liabilities

December 31, 1999
Assets:
Investments, at value (cost $1,785,953,996) (Note 2)	$2,816,964,739
Short-term investments, at amortized cost (Note 2)	189,657,469

Total Investments	3,006,622,208
Cash	669,921
Receivables from:
Investments sold	5,926,964
Fund shares sold	2,253,845
Interest and dividends	3,744,605

Total assets	3,019,217,543

Liabilities:
Payables for:
Investments purchased	6,002,489
Fund shares redeemed	3,588,410
Securities on loan (Note 2)	129,257,517
Directors’ fees and expenses (Note 3)	2,720
Affiliates (Note 3):
Investment management fees	1,220,347
Administration fees	167,804
Service fees	1,149
Accrued expenses and other liabilities	103,932

Total liabilities	140,344,368

Net assets	$2,878,873,175

Net assets consist of:
Paid-in capital	$1,783,801,938
Accumulated net realized gain on investments	64,060,494
Net unrealized appreciation on investments	1,031,010,743

$2,878,873,175

Net assets:
Class A	$ 1,840,982

Class L	$ 2,380,008

Class Y	$ 20,261,983

Class S	$2,854,390,202

Shares outstanding:
Class A	112,887

Class L	145,538

Class Y	1,239,389

Class S	174,282,233

Net asset value, offering price and redemption price per share:
Class A	$ 16.31

Class L	$ 16.35

Class Y	$ 16.35

Class S	$ 16.38

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)

Statement of Operations

Year ended December 31, 1999
Investment income: (Note 2)
Dividends (net of withholding tax of $164,614)	$ 65,062,283
Interest (including securities lending income of $347,891)	1,733,234

Total investment income	66,795,517

Expenses: (Note 2)
Investment management fees (Note 3)	16,017,604
Custody fees	288,169
Audit and legal fees	80,926
Directors’ fees (Note 3)	14,656

16,401,355
Administration fees (Note 3):
Class A	2,199
Class L*	1,610
Class Y	10,713
Class S	2,350,292
Service fees (Note 3):
Class A	1,631

Total operating expenses	18,767,800

Interest Expense (Note 8)	9,036

Net investment income	48,018,681

Realized and unrealized gain (loss):
Net realized gain on investment transactions	244,882,522
Net change in unrealized appreciation (depreciation) on investments	(380,145,282)

Net realized and unrealized loss	(135,262,760)

Net decrease in net assets resulting from operations	$ (87,244,079)

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)

Statements of Changes in Net Assets

	Year ended December 31, 1999	Year ended December 31, 1998
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 48,018,681	$ 56,478,560
Net realized gain on investment transactions	244,882,522	173,983,787
Net change in unrealized appreciation (depreciation) on investments	(380,145,282)	291,738,373

Net increase (decrease) in net assets resulting from operations	(87,244,079)	522,200,720

Distributions to shareholders (Note 2):
From net investment income:
Class A	(28,703)	(4,908)
Class L*	(38,830)	-
Class Y	(424,325)	(20,187)
Class S	(47,633,175)	(57,644,450)

Total distributions from net investment income	(48,125,033)	(57,669,545)

In excess of net investment income:
Class A	(370)	-
Class L*	(500)	-
Class Y	(5,469)	-
Class S	(613,908)	-

Total distributions in excess of net investment income	(620,247)	-

From net realized gains:
Class A	(117,796)	(21,970)
Class L*	(145,744)	-
Class Y	(1,595,827)	(65,959)
Class S	(199,382,279)	(202,715,885)

Total distributions from net realized gains	(201,241,646)	(202,803,814)

Net fund share transactions (Note 5):
Class 1**	-	(196,012)
Class 2**	-	(199,451)
Class 3**	-	(201,310)
Class A	1,767,511	222,890
Class L*	2,589,158	-
Class Y	22,336,326	764,794
Class S	(397,747,697)	126,595,972

Increase (decrease) in net assets from net fund share transactions	(371,054,702)	126,986,883

Total increase (decrease) in net assets	(708,285,707)	388,714,244

Net assets:
Beginning of period	3,587,158,882	3,198,444,638

End of period (including undistributed net investment income of $0 and $106,352, respectively)	$2,878,873,175	$3,587,158,882

*	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
**	Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)

Financial Highlights (For a share outstanding throughout each period)

	Class A			Class L		Class Y
	Year ended 12/31/99		Year ended 12/31/98†	Period ended 12/31/99**		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 18.40		$ 18.02	$ 19.36		$ 18.39		$ 18.03

Income (loss) from investment operations:
Net investment income	0.17	***	0.19 ***	0.20	***	0.23	***	0.27 ***
Net realized and unrealized gain (loss) on investments	(0.75)		2.60	(1.68)		(0.73)		2.63

Total income (loss) from investment operations	(0.58)		2.79	(1.48)		(0.50)		2.90

Less distributions to shareholders:
From net investment income	(0.28)		(0.43)	(0.30)		(0.31)		(0.56)
In excess of net investment income	(0.00	)****	-	(0.00	)****	(0.00	)****	-
From net realized gains	(1.23)		(1.98)	(1.23)		(1.23)		(1.98)

Total distributions	(1.51)		(2.41)	(1.53)		(1.54)		(2.54)

Net asset value, end of period	$ 16.31		$ 18.40	$ 16.35		$ 16.35		$ 18.39

Total Return@	(3.13%	)	15.96%	(7.63%	)	(2.71%	)	16.49%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 1,841		$ 227	$ 2,380		$ 20,262		$ 754
Net expenses to average daily net assets	1.10%		1.20%	0.84%	*	0.69%		0.75%
Net investment income to average daily net assets	0.92%		1.01%	1.68%	*	1.26%		1.43%
Portfolio turnover rate	10%		12%	10%		10%		12%

				Class S(1)
	Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97		Year ended 12/31/96		Year ended 12/31/95
Net asset value, beginning of period	$ 18.39		$ 17.00	$ 14.46		$ 12.63		$ 9.91

Income (loss) from investment operations:
Net investment income	0.27	***	0.31	0.32		0.34		0.31
Net realized and unrealized gain (loss) on investments	(0.75)		2.49	3.83		2.22		2.82

Total income (loss) from investment operations	(0.48)		2.80	4.15		2.56		3.13

Less distributions to shareholders:
From net investment income	(0.30)		(0.31)	(0.31)		(0.34)		(0.31)
In excess of net investment income	(0.00	)****	-	-		-		-
From net realized gains	(1.23)		(1.10)	(1.30)		(0.39)		(0.10)

Total distributions	(1.53)		(1.41)	(1.61)		(0.73)		(0.41)

Net asset value, end of period	$ 16.38		$ 18.39	$ 17.00		$ 14.46		$ 12.63

Total Return@	(2.60%	)	16.75%	29.01%		20.24%		31.54%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,854,390		$3,586,177	$3,197,848		$2,485,743		$2,125,248
Net expenses to average daily net assets#	0.57%		0.54%	0.54%		0.51%		0.51%
Net investment income to average daily net assets	1.45%		1.67%	1.91%		2.42%		2.72%
Portfolio turnover rate	10%		12%	20%		13%		16%

# Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997. Without this partial waiver of fees by MassMutual, the ratio of expenses to average daily net assets would have been:	N/A		N/A	0.55%		0.55%		0.55%

*	Annualized
**	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits (See Note 9).
(1)	Class S shares were previously designated as Class 4 shares.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Growth Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and future income
•	invest primarily in a diversified portfolio of equity securities, which may consist of up to 30% foreign securities (including those of companies in emerging markets)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential

How did the Fund perform in 1999?

Absolute and relative performance were both strong. From inception on May 3, 1999, through December 31, 1999, the Fund’s Class S shares posted a return of 29.57%, well ahead of the 11.00% return of the Standard & Poor’s 500 Index over the same period.

What factors contributed to the Fund’s exceptionally strong performance?

Investors favored growth stocks during the period, especially those in the technology sector. Consequently, an overweighting in technology stocks was a major factor in enabling the Fund to beat the index. Within technology, Internet infrastructure and fiber-optic stocks were particularly strong. Buying was concentrated in the technology sector to such an extent that the non-technology stocks in the S&P 500, as a group, were down for the year, many of them reflecting concerns over higher interest rates. Another measure of how avidly investors sought out technology investments is the performance of the technology-heavy Nasdaq Composite Index, which surged ahead 85.6% during 1999.

Why are you targeting Internet infrastructure companies?

We believe that infrastructure stocks have better risk/reward profiles than other Internet plays. Because the Internet is such a young medium, it is difficult to recognize which Internet retailers, for example, are going to succeed. Retailing in any medium—on-line or off—is a fiercely competitive business, and companies can fail for a wide variety of reasons. On the other hand, we can be reasonably certain that whatever the dominant Internet trends turn out to be, they will require the products and services of infrastructure companies.

Here are some examples. One of the Fund’s core holdings, Sun Microsystems, is a key manufacturer of the servers used to store information on the Net. Another important holding is Cisco Systems, which makes the routers and switches that carry data on the Internet. MCI WorldCom owns much of the fiber-optic network that supports Internet traffic. Even one of our largest leisure holdings, Time Warner, can be considered a technology play because of its cable business, which will soon enable the company to deliver Internet access to its customers.

Can you explain how your research process works?

We look for investments supported by positive assessments from several independent points of view. As an example, let’s take Corning, the world’s largest producer of the fiber-optic cable used for Internet traffic. In our visit with their management last summer, we learned that they expected demand for their cable to outstrip supply over the next couple of years and that they were the only supplier with a new cable plant coming on line. At the same time, our telecommunications analyst noted that many of the companies he covered were talking about spending large sums of money to upgrade to fiber-optic cable. Finally, our European analysts were seeing the same trend, and we knew that Corning had won some big contracts in Europe. We therefore got a favorable picture about Corning from three different sources, making the case for investing in that stock a strong one.

MassMutual Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?

We still have some of the same worries we mentioned in the last report—mainly about the rich valuations of many stocks, particularly in the technology sector. In addition, rising interest rates during the period made it difficult for many stocks to make upward progress, and if that trend continues, the technology sector could be vulnerable. Having said that, we should also point out that technology is where the best growth is occurring, and identifying solid growth opportunities is what this fund is all about. Furthermore, the economy is fundamentally in good shape, with solid growth and minimal inflation. Our business is not to try to predict tops and bottoms in the market, but to identify the stocks that will benefit most from the dominant growth trends of our time. From that standpoint, we are very comfortable with the opportunities that we have identified for the Fund’s shareholders.

MassMutual Growth Equity Fund
Largest Stock Holdings (12/31/99)

Microsoft Corp.
Cisco Systems, Inc.
General Electric Company
Oracle Corporation
Corning, Incorporated
MCI WORLDCOM, Inc.
AES Corp.
General Instrument Corp.
Nokia Corp. Sponsored ADR
Tyco International Ltd.

MassMutual Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Growth Equity Fund Class S, Class A, Class Y, Class L and the Standard & Poor’s 500 Composite Index

MassMutual Growth Equity Fund
Total Return
Since Inception 5/3/99 - 12/31/99

Class S	29.57%
Class A	29.27%
Class Y	29.57%
Class L	29.57%

Standard & Poor’s 500 Composite Index	11.00%
GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION
[CHART]

Date       Class S        Class A        Class Y        Class L        S&P 500
----       -------        -------        -------        -------        -------
5/3/99     $10,000        $10,000        $10,000        $10,000        $10,000
5/31/99     $9,870         $9,870         $9,870         $9,870         $9,764
6/99       $10,650        $10,640        $10,650        $10,650        $10,306
7/99       $10,370        $10,360        $10,370        $10,360         $9,884
8/99       $10,290        $10,280        $10,280        $10,280         $9,935
9/99       $10,240        $10,220        $10,230        $10,240         $9,662
10/99      $10,640        $10,620        $10,640        $10,640        $10,274
11/99      $11,340        $11,310        $11,330        $11,330        $10,483
12/99      $12,957        $12,927        $12,957        $12,957        $11,100

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor ’s 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Growth Equity Fund – Portfolio of Investments

December 31, 1999

	Number of Shares	Market Value

EQUITIES — 91.9%

Advertising — 0.8%
Young & Rubicam, Inc.	12,320	$ 871,640

Aerospace & Defense — 0.2%
Honeywell International, Inc.	4,162	240,095

Apparel, Textiles & Shoes — 0.5%
Fast Retailing Company	1,300	528,357
Gap, Inc.	900	41,400

		569,757

Banking, Savings & Loans — 2.5%
Citigroup, Inc.	20,810	1,156,256
Providian Financial Corp.	4,840	440,743
State Street Corp.	15,530	1,134,661

		2,731,660

Broadcasting, Publishing & Printing — 7.3%
AMFM, Inc.*	6,940	543,055
Cablevision Systems Corp. Cl. A*	5,800	437,900
CBS Corp.*	20,500	1,310,719
Clear Channel Communications*	3,540	315,945
Comcast Corp. Cl. A	23,740	1,200,354
Gannett Co., Inc.	7,200	587,250
Infinity Broadcasting Corp.*	25,575	925,495
MediaOne Group, Inc.*	11,400	875,663
Spanish Broadcasting System, Inc. Cl. A*	8,050	324,013
Univision Communications, Inc.*	4,440	453,713
Westwood One, Inc.*	12,330	937,080

		7,911,187

Building Materials & Construction — 0.7%
Lowe’s Companies	13,530	808,418

Chemicals — 0.5%
Akzo Nobel, Inc.	9,780	488,165

Commercial Services — 0.6%
Bouygues	545	344,686
Cintas Corp.	4,900	260,313
FreeMarkets, Inc.*	30	10,239

		615,238

	Number of Shares	Market Value

Communications — 10.5%
American Tower Corp. Cl. A*	17,500	$ 534,844
Ancor Communications, Inc.*	5,860	397,748
Antec Corp.*	7,500	273,750
China Telecom (Hong Kong) Ltd.*	30,000	187,560
Echostar Communications Corp.*	3,500	341,250
Ericsson (LM ) Cl. B	11,000	704,317
Ericsson (LM ) Cl. B ††	600	39,413
General Instrument Corp.*	19,880	1,689,800
Global Crossing Ltd.*	9,900	495,000
Harmonic, Inc.*	600	56,963
Jazztel PLC † †*	3,100	201,888
Network Appliance, Inc.*	1,600	132,900
Nextel Communications Inc. Cl. A*	8,580	884,813
Nippon Telegraph & Telephone Corp.	150	256,460
Nokia Corp. Sponsored††	8,800	1,672,000
Nortel Networks Corporation	12,640	1,276,640
NTL Incorporated*	4,700	586,325
NTT Mobile Communications Network, Inc.	230	883,103
Qualcomm, Inc.*	4,480	789,040
Scientific-Atlanta, Inc.	460	25,588

		11,429,402

Computer Integrated Systems Design — 3.8%
Cadence Design Systems, Inc.*	200	4,800
Computer Sciences Corp.*	11,960	1,131,715
Radiant Systems, Inc.*	18,210	731,814
Sun Microsystems, Inc.*	19,500	1,510,031
Teradyne, Inc.*	11,860	782,760

		4,161,120

	Number of Shares	Market Value

Computer Programming Services — 1.4%
Macromedia, Inc.*	3,420	$ 250,088
Network Solutions, Inc.*	2,200	478,638
New ERA Of Networks, Inc.*	1,300	61,913
VeriSign, Inc.*	3,940	752,294

		1,542,933

Computers & Information — 4.1%
Cisco Systems, Inc.*	27,100	2,903,088
Computer Network Technology Corporation*	100	2,294
Comverse Technology, Inc.*	2,820	408,195
EMC Corp.*	10,000	1,092,500

		4,406,077

Data Processing and Preparation — 2.1%
Affiliated Computer Services, Inc. Cl. A*	12,300	565,800
Ceridian Corp.*	25,610	552,216
First Data Corp.	23,510	1,159,337

		2,277,353

Electric Utilities — 2.3%
AES Corp.*	23,200	1,734,200
Calpine Corporation*	12,400	793,600

		2,527,800

Electrical Equipment & Electronics — 11.0%
Altera Corp.*	9,400	465,888
Analog Devices, Inc.*	10,420	969,060
Atmel Corp.*	25,560	755,618
DII Group, Inc.*	13,920	987,886
Finisar Corporation*	130	11,684
Flextronics International Ltd.*	7,000	322,000
General Electric Company	18,470	2,858,233
General Motors Corp. Cl. H*	5,060	485,760
Intel Corp.	7,700	633,806
Jds Uniphase Corp.*	300	48,394
LSI Logic Corp.*	16,600	1,120,500
Microchip Technology, Inc.*	6,660	455,794
Motorola, Inc.	4,860	715,635

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

National Semiconductor Corp.*	16,860	$ 721,819
Novellus Systems, Inc.*	7,280	892,028
Qlogic Corp.*	800	127,900
RF Micro Devices, Inc.*	1,820	124,556
Texas Instruments, Inc.	2,100	203,438

		11,899,999

Energy — 1.7%
BP Amoco PLC Sponsored††	8,190	485,769
Conoco Inc. Cl. B	12,410	308,699
Halliburton Co.	11,800	474,950
Noble Drilling Corp.*	16,810	550,528

		1,819,946

Entertainment & Leisure — 2.3%
AT&T — Liberty Media Group*	16,220	920,485
Harrah’s Entertainment Inc.*	3,201	84,626
Polaroid Corp.	300	5,644
Time Warner, Inc.	20,700	1,499,456

		2,510,211

Financial Services — 1.5%
American Express Company	2,930	487,113
Morgan Stanley Dean Witter & Co.	8,080	1,153,420

		1,640,533

Foods — 1.4%
The Kroger Co.*	29,550	557,756
Nestle SA	257	468,329
Safeway, Inc.*	15,240	541,973

		1,568,058

Healthcare — 1.2%
Bristol-Myers Squibb Company	12,300	789,506
Pharmacia & Upjohn, Inc.	12,040	541,800

		1,331,306

Household Products — 2.0%
The Clorox Company	5,630	283,611
Corning Incorporated	14,750	1,901,828

		2,185,439

	Number of Shares	Market Value

Industrial — Diversified — 1.5%
Tyco International Ltd.	42,680	$ 1,659,173

Information Retrieval Services — 0.7%
America Online, Inc.	9,400	709,113

Insurance — 3.3%
American International Group, Inc.	12,735	1,376,970
AON Corp.	12,720	508,800
AXA Financial, Inc.	8,790	297,761
CIGNA Corporation	5,990	482,569
Hartford Life, Inc. Cl. A	9,390	413,160
Lincoln National Corp.	8,500	340,000
United Healthcare Corp.	2,530	134,406

		3,553,666

Machinery & Components — 2.6%
Applied Materials, Inc.*	6,160	780,395
Cooper Cameron Corp.*	5,350	261,816
Lam Research Corp.*	4,800	535,500
Mannesmann AG	5,000	1,204,766

		2,782,477

Medical Supplies — 3.3%
Agilent Technologies Inc.*	4,270	330,124
Bausch & Lomb, Inc.	13,260	907,481
Guidant Corp.	11,200	526,400
Medtronic, Inc.	31,940	1,163,814
Waters Corp.*	12,110	641,830

		3,569,649

Pharmaceuticals — 1.6%
American Home Products Corporation	16,150	636,916
Cardinal Health, Inc.	1,320	63,195
Shire Pharmaceuticals Group PLC Sponsored††*	15,250	444,156
Warner-Lambert Co.	7,450	610,434

		1,754,701

	Number of Shares	Market Value

Prepackaged Software — 11.5%
Alteon Websystems, Inc.*	25	$ 2,194
BMC Software, Inc.*	15,600	1,247,025
Citrix Systems, Inc.*	900	110,700
Computer Associates International, Inc.	16,370	1,144,877
Compuware Corp.*	41,300	1,538,425
Intuit, Inc.*	900	53,944
Microsoft Corp.*	29,680	3,465,140
OpenTV Corporation*	120	9,630
Oracle Corporation*	21,760	2,438,480
Siebel Systems, Inc.*	7,070	593,880
Sungard Data Systems, Inc.*	15,700	372,875
Veritas Software Corp.*	9,960	1,425,525
Vitria Technology, Inc.*	150	35,100

		12,437,795

Retail — 4.0%
Bj’s Wholesale Club, Inc.*	14,660	535,090
Costco Wholesale Corp.*	8,850	807,563
CVS Corporation	26,260	1,048,759
Office Depot, Inc.*	15,960	174,563
Tandy Corp.	7,600	373,825
TJX Companies, Inc.	4,080	83,385
Wal-Mart Stores, Inc.	18,510	1,279,504

		4,302,689

Telephone Utilities — 4.7%
Alltel Corp.	10,880	899,640
Amdocs Ltd.*	4,600	158,700
China Telecom (Hong Kong) Ltd. Sponsored††	2,930	376,688
Global Telesystems Group, Inc.*	14,020	485,443
MCI WORLDCOM, Inc.*	33,525	1,778,920
Metromedia Fiber Network, Inc.*	5,680	272,285
Sprint Corp. (PCS Group)*	10,470	1,073,175
Tritel, Inc.*	120	3,803

		5,048,654

Transportation — 0.3%
Royal Caribbean Cruises Ltd.	6,810	335,818

TOTAL EQUITIES (Cost $80,411,392)		99,690,072

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 13.5%
Cash Equivalents — 5.0%

Bank of Montreal Eurodollar Time Deposit**
4.500%	01/03/2000	$ 444,767	$ 444,767

BankBoston Eurodollar Time Deposit**
4.870%	04/28/2000	976,495	976,495

The Goldman Sachs Group, L.P. Master Note**
6.450%	02/04/2000	1,111,916	1,111,916

Harris Trust & Savings Bank Eurodollar Time Deposit**
4.250%	01/03/2000	555,958	555,958

Janus Money Market Fund**
5.630%	01/03/2000	1,211,989	1,211,989

SAT LAP (AIM) Money Market Fund**
4.060%	01/03/2000	1,111,915	1,111,915

			5,413,040

Repurchase Agreement — 8.5%

Investors Bank & Trust Company Repurchase Agreement dated 12/31/99 3.06% 01/03/00 (a)	9,169,900	9,169,900

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		14,582,940

TOTAL INVESTMENTS — 105.4% (Cost $94,994,332)***		114,273,012

OTHER ASSETS/(LIABILITIES) — (5.4%)		(5,844,067)

NET ASSETS — 100.0%		$108,428,945

Notes to Portfolio of Investments

***	Aggregate cost for Federal tax purposes (Note 7)
*	Non-income producing security.
**	Represents investments of security lending collateral (Note 2)
††	American Depository Receipt.
(a)
Maturity value of $9,172,238. Collateralized by U.S. Government Agency obligations with rates of 6.813-7.625% maturity dates of 10/25/2024-07/01/2026, and aggregate market value including accrued interest of $9,628,472.

The remainder of this page intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 1999
Assets:
Investments, at value (cost $80,411,392) (Note 2)	$ 99,690,072
Short-term investments, at amortized cost (Note 2)	14,582,940

Total Investments	114,273,012
Cash	886,048
Receivables from:
Investments sold	1,188,719
Open forward foreign currency contracts (Note 2)	180
Fund shares sold	70,380
Interest and dividends	32,465
Foreign taxes withheld	184

Total assets	116,450,988

Liabilities:
Payables for:
Investments purchased	2,141,144
Fund shares redeemed	380,869
Securities on loan (Note 2)	5,413,040
Directors’ fees and expenses (Note 3)	4,463
Affiliates (Note 3):
Investment management fees	55,796
Administration fees	10,620
Service fees	1,098
Accrued expenses and other liabilities	15,013

Total liabilities	8,022,043

Net assets	$108,428,945

Net assets consist of:
Paid-in capital	$ 87,228,046
Undistributed net investment loss	(14,817)
Accumulated net realized gain on investments and foreign currency translations	1,937,012
Net unrealized appreciation on investments, forward foreign currency contracts, foreign currency and other assets and liabilities	19,278,704

$108,428,945

Net assets:
Class A	$ 2,379,172

Class L	$ 8,912,104

Class Y	$ 34,169,631

Class S	$ 62,968,038

Shares outstanding:
Class A	184,482

Class L	689,509

Class Y	2,643,532

Class S	4,869,675

Net asset value, offering price and redemption price per share:
Class A	$ 12.90

Class L	$ 12.93

Class Y	$ 12.93

Class S	$ 12.93

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Period ended December 31,1999*
Investment income: (Note 2)
Dividends (net of withholding tax of $749)	$ 106,252
Interest (including securities lending income of $4,084)	157,407

Total investment income	263,659

Expenses: (Note 2)
Investment management fees (Note 3)	208,278
Custody fees	53,487
Audit and legal fees	5,441
Directors’ fees (Note 3)	10,129

277,335
Administration fees (Note 3):
Class A	1,501
Class L	5,480
Class Y	9,713
Class S	18,985
Service fees (Note 3):
Class A	1,261

Total expenses	314,275

Net investment loss	(50,616)

Realized and unrealized gain (loss) from investment and foreign currency:
Net realized gain (loss) on:
Investment transactions	2,213,243
Foreign currency transactions	(21,448)

Net realized gain	2,191,795

Net change in unrealized appreciation (depreciation) on:
Investments	19,278,680
Translation of assets and liabilities in foreign currencies	24

Net unrealized gain	19,278,704

Net realized and unrealized gain from investment and foreign currency	21,470,499

Net increase in net assets resulting from operations	$21,419,883

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended December 31, 1999*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (50,616)
Net realized gain on investment transactions and foreign currency transactions	2,191,795
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	19,278,704

Net increase in net assets resulting from operations	21,419,883

Distributions to shareholders (Note 2):
From net realized gains:
Class A	(4,845)
Class L	(17,880)
Class Y	(68,299)
Class S	(127,960)

Total distributions from net realized gains	(218,984)

Net fund share transactions (Note 5):
Class A	1,948,843
Class L	7,137,491
Class Y	27,417,526
Class S	50,724,186

Increase in net assets from net fund share transactions	87,228,046

Total increase in net assets	108,428,945

Net assets:
Beginning of period	—

End of period (including undistributed net investment loss of $14,817)	$108,428,945

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 12/31/99**		Period ended 12/31/99**		Period ended 12/31/99**		Period ended 12/31/99**
Net asset value, beginning of period	$ 10.00		$ 10.00		$ 10.00		$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)***	(0.03	)***	(0.02	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	2.98		2.99		2.98		2.97

Total income (loss) from investment operations	2.93		2.96		2.96		2.96

Less distributions to shareholders:
From net realized gains	(0.03)		(0.03)		(0.03)		(0.03)

Net asset value, end of period	$ 12.90		$ 12.93		$ 12.93		$ 12.93

Total Return@	29.27%		29.57%		29.57%		29.57%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 2,379		$ 8,912		$ 34,170		$62,968
Net expenses to average daily net assets	1.50	%*	1.25	%*	1.12	%*	0.97	%*
Net investment income (loss) to average daily net assets	(0.68	)%*	(0.41	)%*	(0.26	)%*	(0.10	)%*
Portfolio turnover rate	114%		114%		114%		114%

*	Annualized
**	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
***	Per share amount calculated on the average shares method.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Small Cap Value Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and income
•	invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization, at the time of purchase, of $1.5 billion or less)
•	utilize a value-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
-are of high investment quality or possess a unique product, market position or operating characteristics
-offer above-average levels of profitability or superior growth potential
-are attractively valued in the marketplace

How did the Fund perform during 1999?

For the 12 months ended December 31, 1999, the Fund’s Class S shares had a return of 0.25%, compared to 21.26% for the Russell 2000 Index, a broadly based, unmanaged index of 2000 medium-and small-capitalization common stocks. While the Fund underperformed the broad based Russell 2000 Index, it did outperform the Russell 2000 Value Index, which had a return of -1.49%.

Why did the Fund trail the index by such a wide margin?

During 1999 the divergence between growth and value stocks reached the most extreme levels ever seen in any full calendar year. The second quarter, during which the Fund gained 17.1%, saw a strong rally in cyclical stocks and value shares generally, and raised the possibility that the market might continue to broaden out for the balance of the year.

Unfortunately, this scenario was not meant to be. In the second half, investors’ preference for growth at any price—whether the vehicle was small-, medium-, or large-cap stocks—was even more pronounced than it had been earlier in the year. In the fourth quarter, the chart of the technology-laden NASDAQ Composite Index resembled one of NASA ’s space shuttle blastoffs, as investor enthusiasm propelled that benchmark to an incredible 85.6% gain for the year. Within the technology sector, Internet stocks were favorites. During this period, investors seemed more interested in what business a company was in than in its earnings prospects. In an environment where value investing was so out of favor, the Fund was at a severe disadvantage.

Also contributing to our lackluster returns was the trend of higher interest rates. As the year progressed, estimates for both Gross Domestic Product (GDP) and corporate earnings roughly doubled. Just as the Federal Reserve Board had acted decisively to lower short-term interest rates in the fall of 1998, when worldwide debt and equity markets were reeling from the Russian default and other difficulties, the Fed moved quickly in 1999 to head off a possible return of inflation. The markets had to digest interest rate hikes in June, August, and November. While these rate hikes did little to derail the technology juggernaut, stocks in most other sectors stalled or went lower.

Can you highlight some recent additions to the Fund?

Three new stocks were added to the Fund in the fourth quarter. One was Basin Exploration, a natural gas exploration and production company that concentrates its efforts mainly in the Gulf of Mexico. Although the stock dropped sharply due to an operational problem with two of the company ’s wells, our research showed that the problem was common in the industry and easily correctable. Trading at approximately four times cash flow, we found the stock compelling.

Another recent acquisition was El Paso Electric, an electric utility operating mostly in Texas. Our projections indicated that this company, benefiting from cost reductions and an expanding population, is capable of growing earnings per share at the annual rate of roughly 15% over the next three years. Finally, we would like to mention White Mountains Insurance Group, a title insurance company run by the legendary Jack Byrne, who rose to prominence as the successful head of Fireman’s Fund Insurance. A drop in home refinancings during 1999 brought the stock down to what we considered an attractive level relative to book value and earnings.
MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?

There is a lot to like about the current investment environment. Consumer confidence, GDP growth, and corporate earnings are all solid. The main negatives are upward pressure on interest rates and the extreme selectivity of investors.

With respect to interest rates, we may soon get a respite. Although we would not be surprised to see another tightening move early in 2000, the Fed may step back after that and allow the economy to digest its recent rate hikes. The full effects of changes in interest rates on the economy are normally delayed by at least six to nine months, so a strong case could be made for a “wait and see” approach after the next tightening move.

However, rising prices of key industrial commodities, strong consumer demand, and the wealth effect of the torrid equity markets could prompt the Fed to keep raising rates. To position the Fund for this eventuality, we plan to emphasize companies that generate high value-added products and services on the theory that they should perform better in an environment of firming interest rates.

The other negative factor—the divergence between the technology sector and the rest of the market—is one of those distortions to which all markets are occasionally subject. We firmly believe in value investing over the long term and are confident that the high-quality investments we have made for the fund will show their true colors as investors respond to the favorable earnings profiles of the Fund’s holdings.

MassMutual Small Cap Value Equity Fund
Largest Stock Holdings (12/31/99)

Graco, Incorporated
Roper Industries, Inc.
Ct Communications, Inc.
Reliance Steel & Aluminum Company
Olin Corp.
Houghton Mifflin Company
True North Communications, Inc.
Calpine Corporation
WICOR, Inc.
C.H. Robinson Worldwide, Inc.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class S and the Russell 2000 Index

MassMutual Small Cap Value Equity Fund
Total Return
	One Year	Five Year Average Annual	Since Inception Average Annual
	1/1/99 - 12/31/99	1/1/95 - 12/31/99	10/3/94 - 12/31/99

Class S	0.25%	12.88%	11.66%

Russell 2000 Index	21.26%	16.69%	15.42%

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class A, Class Y and the Russell 2000 Index

	One Year	Since Inception Average Annual
	1/1/99 - 12/31/99	1/1/98 - 12/31/99

Class A	-0.36%	-5.08%
Class Y	0.13%	-4.67%

Russell 2000 Index	21.26%	8.71%

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class L and the Russell 2000 Index

MassMutual Small Cap Value Equity Fund
Total Return
Since Inception
5/3/99 - 12/31/99

Class L	2.97%

Russell 2000 Index	17.67%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]
  Date  Class S  Russell 2000
  ----  -------  ------------

                (10/3/94)       $10,000  $10,000
                 12/94    $9,734   $9,813
    6/95  $10,507  $11,228
   12/95  $11,681  $12,604
    6/96  $12,794  $13,910
   12/96  $14,346  $14,683
    6/97  $16,665  $16,181
   12/97  $19,562  $17,966
    6/98  $20,010  $18,852
   12/98  $17,797  $17,509
    6/99  $18,721  $19,134
   12/99  $17,841  $21,231

[CHART]

        Date            Class A         Class Y         Russell 2000
        ----            -------         -------         ------------

        12/97           $10,000         $10,000         $10,000
         3/98           $10,740         $10,750         $11,006
         6/98           $10,200         $10,220         $10,493
         9/98            $8,245          $8,276          $8,379
        12/98            $9,042          $9,075          $9,745
         3/99            $8,102          $8,139          $9,217
         6/99            $9,477          $9,540         $10,650
         9/99            $8,915          $8,982          $9,977
        12/99            $9,009          $9,087         $11,817

[CHART]

                Date            Class L         Russell 2000
                ----            -------         ------------

                5/3/99          $10,000         $10,000
                5/31/99         $10,249         $10,146
                6/99            $10,813         $10,605
                7/99            $10,886         $10,314
                8/99            $10,400          $9,932
                9/99            $10,180          $9,934
                10/99           $10,084          $9,975
                11/99           $10,099         $10,570
                12/99           $10,297         $11,767

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Value Equity Fund – Portfolio of Investments

December 31, 1999

	Number of Shares	Market Value

EQUITIES — 91.7%

Advertising — 3.0%
Ackerley Group, Inc.	379,400	$ 6,876,625
HA-LO Industries, Inc.*	546,000	4,095,000
Harte Hanks Communications, Inc.	388,800	8,456,400

		19,428,025

Automotive & Parts — 2.5%
Dura Automotive Systems, Inc.*	271,400	4,732,538
Keystone Automotive Industries, Inc.*	281,400	1,653,225
Myers Industries, Inc.	398,495	6,276,293
United Auto Group, Inc.*	396,400	3,542,825

		16,204,881

Banking, Savings & Loans — 10.7%
Astoria Financial Corporation	165,000	5,022,188
Banknorth Group, Inc.	217,800	5,826,150
CCB Financial Corporation	279,800	12,188,788
Commercial Federal Corporation	257,006	4,577,922
First Republic Bank*	230,600	5,419,100
Hudson City Bancorp, Inc.	228,500	3,070,469
Keystone Financial, Inc.	155,050	3,265,741
MECH Financial, Inc.	114,900	3,971,231
One Valley Bancorp of West Virginia, Inc.	159,587	4,887,352
Pacific Capital Bancorp	45,200	1,389,900
Peoples Heritage Financial Group, Inc.	499,525	7,524,095
Sovereign Bancorp, Inc.	530,396	3,953,094
Webster Financial Corporation	381,400	8,986,738

		70,082,768

Broadcasting, Publishing & Printing — 4.9%
Banta Corporation	253,150	5,711,697
Day Runner, Inc.*	543,700	2,123,855
Houghton Mifflin Company	355,200	14,985,000
McClatchy Newspapers, Inc.	201,950	8,734,338

		31,554,890

	Number of Shares	Market Value

Chemicals — 6.5%
Olin Corp.	860,600	$17,050,638
OM Group, Inc.	349,100	12,022,131
Spartech Corporation	403,200	13,003,200

		42,075,969

Commercial Services — 6.1%
ABM Industries, Inc.	290,600	5,920,975
Advo, Inc.*	572,600	13,599,250
Landauer, Inc.	263,300	5,759,688
Ritchie Bros. Auctioneers, Inc.*	150,000	4,162,500
Rollins Truck Leasing Company	845,975	10,098,827

		39,541,240

Communications — 5.1%
Ct Communications, Inc.	339,700	19,023,200
True North Communications, Inc.	315,500	14,098,906

		33,122,106

Containers — 1.2%
U.S. Can Corporation*	384,500	7,641,938

Diversified Operations — 0.6%
SPS Technologies, Inc.*	120,400	3,845,275

Electric Utilities — 3.5%
Calpine Corporation*	218,100	13,958,400
EL Paso Electric Co.*	859,600	8,434,825

		22,393,225

Electrical Equipment & Electronics — 3.9%
Cognex Corporation*	213,100	8,310,900
Dallas Semiconductor Corporation	130,300	8,396,206
Teleflex, Incorporated	262,700	8,225,794

		24,932,900

Energy — 5.9%
Basin Exploration, Inc.*	386,400	6,810,300
Newfield Exploration Company*	216,100	5,780,675
Stone Energy Corporation*	318,300	11,339,438
WICOR, Inc.	477,800	13,945,788

		37,876,201

	Number of Shares	Market Value

Financial Services — 3.4%
Eaton Vance Corp.	285,800	$10,860,400
Healthcare Realty Trust Incorporated	294,100	4,595,313
The Pioneer Group, Inc.*	395,000	6,221,250

		21,676,963

Foods — 2.6%
International Home Foods, Inc.*	418,200	7,266,225
Morrison Management Specialists, Inc.	438,800	9,461,625

		16,727,850

Healthcare — 1.9%
Herbalife International, Inc. Cl. B	595,233	7,961,241
Syncor International Corp.*	141,200	4,112,450

		12,073,691

Insurance — 2.2%
HCC Insurance Holdings	471,200	6,213,950
Highlands Insurance Group, Inc.*	508,100	4,826,950
White Mountains Insurance Group, Inc.	24,600	2,964,300

		14,005,200

Investment Management Services — 0.6%
Conning Corporation	493,600	4,072,200

Machinery & Components — 11.6%
Asyst Technologies, Inc.*	92,600	6,071,088
Graco, Incorporated	648,700	23,272,113
Hardinge, Inc.	378,550	4,944,809
Helix Technology Corporation	248,600	11,140,388
Regal-Beloit Corporation	298,150	6,149,344
Roper Industries, Inc.	513,000	19,397,813
Watsco, Inc.	383,450	4,433,641

		75,409,196

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Medical Supplies — 1.6%
Bacou USA, Inc.*	272,800	$ 4,109,050
Invacare Corporation	305,100	6,121,069

		10,230,119

Metals & Mining — 4.0%
CompX International, Inc.	446,300	8,200,763
Reliance Steel & Aluminum Company	752,550	17,637,891

		25,838,654

Miscellaneous — 0.5%
Crossmann Communities, Inc.*	224,200	3,475,100

Miscellaneous Distributor Wholesale — 1.3%
Hughes Supply, Inc.	389,700	8,402,897

Pharmaceuticals — 0.5%
Bindley Western Industries, Inc.	225,066	3,390,057

Real Estate — 1.1%
Captec Net Lease Realty, Inc.	162,600	1,219,500
Mid-Atlantic Realty Trust	560,300	5,638,019

		6,857,519

Restaurants — 0.9%
IHOP Corp.*	333,400	5,563,613

Transportation — 5.6%
ABC Rail Products Corporation*	529,300	4,366,725
C.H. Robinson Worldwide, Inc.	344,400	13,689,900
Hub Group, Inc. Cl. A*	252,200	5,044,000
M.S. Carriers, Inc.*	554,600	13,241,075

		36,341,700

TOTAL EQUITIES (Cost $504,088,653)		592,764,177

		Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 9.1%

Cash Equivalents — 1.4%
Bank of Montreal Eurodollar Time Deposit**
4.500%	01/03/2000	$ 762,729	$ 762,729
BankBoston Eurodollar Time Deposit**
4.870%	04/28/2000	81,406	81,406
Harris Trust & Savings Bank Eurodollar Time Deposit**
4.250%	01/03/2000	953,410	953,410
Janus Money Market Fund**
5.630%	01/03/2000	1,578,435	1,578,435
MetLife Insurance Company Funding Agreement**
6.530%	08/01/2000	5,000,000	5,000,000
SAT LAP (AIM) Money Market Fund**
4.060%	01/03/2000	906,820	906,820

			9,282,800

Repurchase Agreements — 7.7%
Investors Bank & Trust Company Repurchase Agreement, dated 12/31/99 3.06% 01/03/00(a)	25,000,000	25,000,000
Investors Bank & Trust Company Repurchase Agreement, dated 12/31/99 3.06%01/03/00(b)	24,508,462	24,508,462

		49,508,462

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		58,791,262

TOTAL INVESTMENTS — 100.8% (Cost $562,879,915)***		651,555,439

Other Assets/ (Liabilities) — (0.8%)		(5,069,420)

NET ASSETS — 100.0%		$646,486,019

Notes to Portfolio of Investments
***	Aggregate cost for Federal tax purposes (Note 7)

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

(a)
Maturity value of $25,006,375. Collateralized by U.S. Government Agency obligations with rates of 6.000-6.929% maturity dates of 05/25/2008-11/01/2026, and aggregate market value, including accrued interest, of $26,250,008.

(b)
Maturity value of $24,514,712. Collateralized by U.S. Government Agency obligations with rates of 6.375-7.100%, maturity dates of 10/01/2023-01/20/2024, and aggregate market value, including accrued interest, of $25,734,290.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 1999
Assets:
Investments, at value (cost $504,088,653) (Note 2)	$592,764,177
Short-term investments, at amortized cost (Note 2)	58,791,262

Total Investments	651,555,439
Receivables from:
Investments sold	4,544,978
Fund shares sold	332,674
Interest and dividends	516,729

Total assets	656,949,820

Liabilities:
Payables for:
Investments purchased	153,810
Fund shares redeemed.	643,751
Securities on loan (Note 2)	9,282,800
Directors’ fees and expenses (Note 3).	2,720
Affiliates (Note 3):
Investment management fees	309,846
Administration fees.	45,829
Service fees	153
Accrued expenses and other liabilities.	24,892

Total liabilities	10,463,801

Net assets	$646,486,019

Net assets consist of:
Paid-in capital	$547,168,394
Undistributed net investment income	160,077
Accumulated net realized gain on investments	10,482,024
Net unrealized appreciation on investments.	88,675,524

$646,486,019

Net assets:
Class A.	$ 262,254

Class L	$ 1,634,087

Class Y	$ 3,990,031

Class S.	$640,599,647

Shares outstanding:
Class A	19,337

Class L	120,566

Class Y	294,351

Class S	47,176,673

Net asset value, offering price and redemption price per share:
Class A	$ 13.56

Class L	$ 13.55

Class Y.	$ 13.56

Class S	$ 13.58

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 1999
Investment income: (Note 2)
Dividends .	$ 8,418,654
Interest (including securities lending income of $30,070)	2,698,457

Total investment income	11,117,111

Expenses: (Note 2)
Investment management fees (Note 3)	3,728,581
Custody fees	64,156
Audit and legal fees	24,227
Directors’ fees (Note 3)	14,657

3,831,621

Administration fees (Note 3):
Class A	714
Class L*	1,246
Class Y	2,432
Class S	536,599
Service fees (Note 3):
Class A	473

Total expenses	4,373,085

Net investment income	6,744,026

Realized and unrealized gain (loss):
Net realized gain on investment transactions	26,505,919
Net change in unrealized appreciation (depreciation) on investments	(30,483,393)

Net realized and unrealized loss	(3,977,474)

Net increase in net assets resulting from operations	$ 2,766,552

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 1999	Year ended December 31, 1998
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 6,744,026	$ 5,897,091
Net realized gain on investment transactions	26,505,919	38,416,378
Net change in unrealized appreciation (depreciation) on investments	(30,483,393)	(108,654,819)

Net increase (decrease) in net assets resulting from operations	2,766,552	(64,341,350)

Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,763)	(1,413)
Class L*	(16,505)	-
Class Y	(48,682)	(7,850)
Class S	(6,643,376)	(5,891,102)

Total distributions from net investment income	(6,710,326)	(5,900,365)

From net realized gains:
Class A	(6,683)	(17,099)
Class L*	(39,188)	-
Class Y	(113,305)	(54,356)
Class S	(16,524,157)	(39,773,593)

Total distributions from net realized gains	(16,683,333)	(39,845,048)

Net fund share transactions (Note 5):
Class 1**.	-	(192,471)
Class 2**	-	(195,879)
Class 3**	-	(198,007)
Class A.	95,826	210,983
Class L*	1,675,872	-
Class Y	3,537,934	654,505
Class S	(21,516,291)	102,162,760

Increase (decrease) in net assets from net fund share transactions	(16,206,659)	102,441,891

Total increase (decrease) in net assets	(36,833,766)	(7,644,872)

Net assets:
Beginning of period	683,319,785	690,964,657

End of period (including undistributed net investment income of $160,077 and $126,877, respectively)	$ 646,486,019	$683,319,785

*	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
**	Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L	Class Y
	Year ended 12/31/99	Year ended 12/31/98†	Period ended 12/31/99**	Period ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$ 14.07	$ 17.48	$ 13.66	$ 14.06	$ 17.51
Income (loss) from investment operations:
Net investment income	0.07 ***	0.03 ***	0.08 ***	0.12 ***	0.11 ***
Net realized and unrealized gain (loss) on investments	(0.13)	(1.78)	0.32	(0.11)	(1.81)

Total income (loss) from investment operations	(0.06)	(1.75)	0.40	0.01	(1.70)

Less distributions to shareholders:
From net investment income	(0.09)	(0.12)	(0.15)	(0.15)	(0.21)
From net realized gains	(0.36)	(1.54)	(0.36)	(0.36)	(1.54)

Total distributions	(0.45)	(1.66)	(0.51)	(0.51)	(1.75)

Net asset value, end of period	$ 13.56	$ 14.07	$ 13.55	$ 13.56	$ 14.06

Total Return@	(0.36% )	(9.58% )	2.97%	0.13%	(9.25% )

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 262	$ 174	$ 1,634	$ 3,990	$ 568
Net expenses to average daily net assets#	1.22%	1.30%	0.94% *	0.80%	0.85%
Net investment income to average daily net assets	0.49%	0.19%	0.83% *	0.86%	0.67%
Portfolio turnover rate	34%	31%	34%	34%	31%

			Class S(1)
	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96	Year ended 12/31/95
Net asset value, beginning of period	$ 14.06	$ 16.61	$ 13.43	$ 11.44	$ 9.69
Income (loss) from investment operations:
Net investment income	0.14 ***	0.13	0.13	0.31	0.19
Net realized and unrealized gain (loss) on investments	(0.11)	(1.67)	4.73	2.29	1.75

Total income (loss) from investment operations	0.03	(1.54)	4.86	2.60	1.94

Less distributions to shareholders:
From net investment income	(0.15)	(0.13)	(0.14)	(0.30)	(0.19)
From net realized gains	(0.36)	(0.88)	(1.54)	(0.31)	-

Total distributions	(0.51)	(1.01)	(1.68)	(0.61)	(0.19)

Net asset value, end of period	$ 13.58	$ 14.06	$ 16.61	$ 13.43	$ 11.44

Total Return@	0.25%	(9.02% )	36.36%	22.82%	20.01%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$640,600	$682,578	$690,378	$456,935	$380,398
Net expenses to average daily net assets#	0.67%	0.64%	0.64%	0.61%	0.61%
Net investment income to average daily net assets	1.03%	0.86%	0.89%	2.40%	1.78%
Portfolio turnover rate	34%	31%	31%	28%	28%

# Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997. Without this partial waiver of fees by MassMutual, the ratio of expenses to average daily net assets would have been:	N/A	N/A	0.65%	0.65%	0.65%

*	Annualized.
**	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits (See Note 9).
(1)	Class S shares were previously designated as Class 4 shares.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Mid-Cap Growth Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital
•	invest primarily in a diversified portfolio of equity securities of mid-sized companies (companies with market capitalization, at the time of purchase, of $500 million to $5 billion)
•	utilize a growth-oriented strategy in making investment decisions
• utilize fundamental analysis to identify companies which
-are of high investment quality or possess a unique product, market position or operating characteristics
-offer above-average levels of profitability or superior growth potential

How did the Fund perform during 1999?

The Fund turned in a very strong performance, with most of the gains coming in the fourth quarter. From inception on May 3, 1999, through December 31, 1999, the Fund’s Class S shares returned 39.40%, slightly more than double the 19.61% return of the Russell 2500 Index, a broadly based, unmanaged index of 2500 medium- and small-capitalization common stocks.

What factors contributed to the Fund’s strong performance?

Overweighting the technology, communications, and media sectors helped, as did favorable stock selection in those areas. Nineteen ninety-nine was a year in which investors rushed to embrace stocks representing the “new economy” driven by advances in information technology. For example, the technology and communications sectors of the S &P Mid Cap 400 Index had triple-digit returns for the year. Initial public offerings in these two sectors also fared extremely well, with many stocks recording huge gains in their first few days of trading.

On the other hand, stocks associated with the “old economy, ” including financial services, retail, electric utilities, basic resources, health care services, and food and tobacco, actually yielded negative returns. Underweighting these sectors was helpful to the Fund ’s performance. Small-cap stocks outperformed large-cap stocks for the first time in five years, but the real story in 1999 was the dominance of growth over value across the entire capitalization spectrum.

What were some of the Fund’s successes?

Buoyed by strong demand and industry consolidation, wireless communications stocks were extremely strong in the second half of 1999. The Fund’s investments in that industry were of three basic types: wireless telecommunications services companies, semiconductor companies that provide microprocessors for wireless communications, and wireless equipment manufacturers. Holdings that exemplified those three areas were Voicestream Wireless, Broadcom, and Qualcomm, respectively. One of the strongest stocks in a surging market, Qualcomm advanced an incredible 1842% since its addition to the portfolio.

Throughout the portfolio we tried to diversify by maintaining a mix of mature, stable growth stocks and the shares of younger companies that are growing more aggressively. For example, the Fund owns the stocks of two older software companies, Macromedia and Adobe Systems, that are transitioning their businesses to the Internet. Those mature growth holdings were balanced by newer companies like optical component manufacturer JDS Uniphase, fiber-optic systems manufacturer Ciena, and Internet software firm Inktomi. Similarly we hold Young & Rubicam, a traditional advertising agency, as well as Doubleclick, an Internet advertising company.

MassMutual Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?

The rich valuations of 1999’s star performers are a source of concern to us. Despite the attractive fundamentals underpinning many individual stocks and the technology sector generally, there are limits to how much investors will pay for growth. The other cloud on the horizon is the prospect of further increases in interest rates. We fully expect the Federal Reserve to continue to increase rates to slow down the strong economy. A slowing economy with stable rates would lead us to shift our portfolio towards stable growers and slightly away from aggressive growers. Thus far, we have seen nothing to justify substantive changes in the Fund ’s sector weightings. We will continue to monitor the situation closely while adhering to our policy of searching for companies with improving profitability, stability of earnings, and high earnings growth rates.

MassMutual Mid Cap Growth Equity Fund
Largest Stock Holdings (12/31/99)

Veritas Software Corp.
Meleodusa, Inc.
Omnipoint Corp.
Optical Coating Laboratory
TMP Worldwide, Inc.
Medimmune, Inc.
Qlogic Corp.
Western Wireless Corporation Cl. A
Sapient Corp.
Liberty Digital, Inc. Cl. A

MassMutual Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Mid Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index

MassMutual Mid Cap Growth Equity Fund
Total Return
Since Inception 5/3/99 - 12/31/99

Class S	39.40%
Class A	39.00%
Class Y	39.40%
Class L	39.30%

Russell 2500 Index	19.61%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

Date       Class S      Class A      Class Y    Class L     Russell 2500 Index
----       -------      -------      -------    -------     ------------------
5/3/99     $10,000      $10,000      $10,000    $10,000           $10,000
5/31/99     $9,700       $9,700       $9,700     $9,710           $10,155
6/99       $10,340      $10,330      $10,340    $10,350           $10,684
7/99       $10,090      $10,090      $10,100    $10,100           $10,474
8/99        $9,880       $9,870       $9,890     $9,890           $10,146
9/99       $10,180      $10,160      $10,180    $10,180           $10,214
10/99      $10,820      $10,600      $10,830    $10,820            $9,995
11/99      $11,770      $11,740      $11,770    $11,760           $10,791
12/99      $13,940      $13,900      $13,940    $13,930           $11,961

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Mid Cap Growth Equity Fund – Portfolio of Investments

December 31, 1999

	Number of Shares	Market Value

EQUITIES — 93.7%

Advertising — 5.3%
Doubleclick, Inc.*	5,000	$ 1,265,313
Lamar Advertising Co.*	14,700	890,269
TMP Worldwide, Inc.*	13,500	1,917,000
Young & Rubicam, Inc.	22,400	1,584,800

		5,657,382

Banking, Savings & Loans — 2.7%
Heller Financial, Inc.	33,700	676,106
National Commerce Bancorp	42,100	955,144
Zions Bancorporation	22,200	1,313,963

		2,945,213

Beverages — 0.7%
Beringer Wine Estates Holdings*	17,600	701,800

Broadcasting, Publishing & Printing — 8.8%
Cablevision Systems Corp. Cl. A*	10,000	755,000
Charter Communications, Inc. Cl. A*	31,700	693,438
Citadel Communications Corp.*	16,200	1,050,975
Hispanic Broadcasting Corp.*	10,800	995,963
Jones Intercable, Inc. Cl. A*	12,000	831,750
Liberty Digital, Inc. Cl. A*	24,000	1,782,000
Readers Digest Association Cl. A	19,300	564,525
TV Guide Inc. Cl. A*	36,800	1,582,400
Univision Communications, Inc.*	11,700	1,195,594

		9,451,645

Commercial Services — 3.9%
Concord EFS, Inc.*	30,650	789,238
Dycom Industries, Inc.*	22,100	973,781
Edison Schools, Inc.*	17,200	270,900
Medquist, Inc.*	22,100	570,456
United Rentals, Inc.*	34,400	589,100
Valassis Communications, Inc.*	23,750	1,003,438

		4,196,913

	Number of Shares	Market Value

Communications — 7.3%
Antec Corp.*	15,300	$ 558,450
Ciena Corp.*	16,100	925,750
Gilat Satellite Networks Ltd.*	6,700	795,625
Harmonic, Inc.*	17,000	1,613,938
Mcleodusa, Inc.*	33,700	1,984,072
Omnipoint Corp.*	16,300	1,966,188

		7,844,023

Computer and Data Processing Services — 0.9%
At Home Corp. Series A*	23,066	988,955

Computer Integrated Systems Design — 3.0%
Sapient Corp.*	12,800	1,804,000
USWeb Corporation*	32,600	1,448,663

		3,252,663

Computer Programming Services — 2.3%
Entrust Technologies, Inc.*	15,300	917,044
Network Solutions, Inc.*	4,800	1,044,300
Portal Software*	5,100	524,663

		2,486,007

Computer Related Services — 2.1%
CheckFree Holdings Corporation*	10,600	1,107,700
Inktomi Corp.*	11,600	1,029,500
NaviSite, Inc.*	800	80,000

		2,217,200

Cosmetics & Personal Care — 0.8%
Dial Corp.	35,200	855,800

Data Processing and Preparation — 2.2%
Fiserv, Inc.*	31,800	1,218,338
Verio, Inc.*	25,100	1,159,306

		2,377,644

Electric Utilities — 1.4%
Calpine Corporation*	22,700	1,452,800

Electrical Equipment & Electronics — 13.8%
Applied Micro Circuits Corp.*	11,400	1,450,650
Atmel Corp.*	26,600	786,363
Broadcom Corp. Cl. A*	4,100	1,116,738
DII Group, Inc.*	10,400	738,076
Kla-Tencor Corp.*	7,500	835,313
Linear Technology Corp.	16,500	1,180,781

	Number of Shares	Market Value

Maxim Intergrated Products*	33,400	$ 1,576,063
Novellus Systems, Inc.*	12,800	1,568,401
Qlogic Corp.*	11,800	1,886,525
RF Micro Devices, Inc.*	15,100	1,033,406
Sanmina Corp.*	6,900	689,138
SDL, Inc.*	5,000	1,090,000
Vitesse Semiconductor Corp.*	19,300	1,012,044

		14,963,498

Energy — 3.6%
BJ Services Co.*	33,400	1,396,538
Devon Energy Corporation	15,100	496,413
Global Marine, Inc.*	39,900	663,338
Grey Wolf, Inc.*	108,500	311,938
Nabors Industries, Inc.*	31,700	980,719

		3,848,946

Entertainment & Leisure — 1.6%
Imax Corp.*	30,000	821,250
Premier Parks, Inc.*	30,700	886,463

		1,707,713

Financial Services — 2.9%
Allied Capital Corp.	27,400	501,763
Donaldson, Lufkin & Jenrette, Inc. — DLJdirect*	38,100	516,731
E*trade Group, Inc.*	29,300	765,463
Knight/Trimark Group, Inc.*	29,300	1,347,800

		3,131,757

Healthcare — 2.4%
Health Management Associates Cl. A*	65,000	869,375
Lincare Holdings, Inc.*	49,900	1,730,906

		2,600,281

Information Retrieval Services — 1.1%
Psinet, Inc.*	19,300	1,191,775

Internet Software — 0.7%
Exodus Communications, Inc.*	9,000	799,313

Lodging — 0.8%
MGM Grand, Inc.*	16,400	825,125

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Machinery & Components — 0.6%
Danaher Corporation	13,200	$ 636,900

Medical Supplies — 2.7%
Minimed, Inc.*	13,000	952,250
Optical Coating Laboratory	6,500	1,924,000

		2,876,250

Pharmaceuticals — 5.2%
Biogen, Inc.*	11,000	929,500
Biovail Corporation International*	13,300	1,246,875
Chiron Corp.*	25,100	1,063,613
Forest Laboratories, Inc. Cl. A*	7,700	473,069
Medimmune, Inc.*	11,500	1,907,563

		5,620,620

Prepackaged Software — 8.5%
Adobe Systems, Inc.	12,400	833,900
Digex, Inc.*	3,300	226,875
Electronic Arts, Inc.*	14,800	1,243,200
Rational Software Corp.*	25,100	1,233,038
Siebel Systems, Inc.*	19,500	1,638,000
Veritas Software Corp.*	27,750	3,971,719

		9,146,732

Retail — 1.0%
Tiffany & Co.	12,500	1,115,625

Retail — Internet — 1.4%
Barnes and Noble, Inc.*	36,200	513,588
Ticketmaster Online- CitySearch, Inc.*	24,800	953,250

		1,466,838

Telephone Utilities — 6.0%
Digital Island, Inc.*	6,500	618,313
Globalstar Telecommunications, LTD*	19,900	875,600
Loral Space & Communications, LTD*	27,500	668,594
Nextlink Communications*	20,000	1,661,250
Tritel, Inc.*	23,300	738,319
Western Wireless Corporation Cl. A*	27,700	1,848,975

		6,411,051

TOTAL EQUITIES (Cost $77,806,460)		100,770,469

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 6.5%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 12/31/99, 3.06%, 01/03/00(a)	$6,972,096	$ 6,972,096

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		6,972,096

TOTAL INVESTMENTS — 100.2% (Cost $84,778,556)***		107,742,565

Other Assets/(Liabilities) — (0.2%)		(187,403)

NET ASSETS — 100.0%		$107,555,162

Notes to Portfolio of Investments

***	Aggregate cost for Federal tax purposes (Note 7)

*	Non-income producing security.

(a)
Maturity value of $6,973,874. Collateralized by U.S. Government Agency obligations with rates of 6.480-7.875%, maturity dates of 07/11/2002-03/25/2023, and aggregate market value, including accrued interest of $7,320,701.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 1999
Assets:
Investments, at value (cost $77,806,460) (Note 2)	$100,770,469
Short-term investments, at amortized cost (Note 2)	6,972,096

Total Investments	107,742,565
Receivables from:
Fund shares sold	233,427
Interest and dividends	10,793

Total assets	107,986,785

Liabilities:
Payables for:
Fund shares redeemed	352,859
Directors’ fees and expenses (Note 3)	4,463
Affiliates (Note 3):
Investment management fees	58,647
Administration fees	10,543
Service fees	267
Accrued expenses and other liabilities	4,844

Total liabilities	431,623

Net assets	$107,555,162

Net assets consist of:
Paid-in capital	$ 79,684,260
Accumulated net realized gain on investments	4,906,893
Net unrealized appreciation on investments	22,964,009

$107,555,162

Net assets:
Class A	$ 681,736

Class L	$ 4,642,239

Class Y	$ 41,952,177

Class S	$ 60,279,010

Shares outstanding:
Class A	49,035

Class L	333,258

Class Y	3,008,800

Class S	4,325,606

Net asset value, offering price and redemption price per share:
Class A	$ 13.90

Class L	$ 13.93

Class Y	$ 13.94

Class S	$ 13.94

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Period ended December 31, 1999*
Investment income: (Note 2)
Dividends	$ 63,707
Interest	122,584

Total investment income	186,291

Expenses: (Note 2)
Investment management fees (Note 3)	238,543
Custody fees	20,444
Directors’ fees (Note 3)	10,129
Audit and legal fees	5,364

274,480

Administration fees (Note 3):
Class A	453
Class L	2,829
Class Y	13,144
Class S	21,582
Service fees (Note 3):
Class A	369

Total expenses	312,857

Net investment loss	(126,566)

Realized and unrealized gain (loss):
Net realized gain on investment transactions	5,033,459
Net change in unrealized appreciation (depreciation) on investments	22,964,009

Net realized and unrealized gain	27,997,468

Net increase in net assets resulting from operations	$27,870,902

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended December 31, 1999*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (126,566)
Net realized gain on investment transactions	5,033,459
Net change in unrealized appreciation (depreciation) on investments	22,964,009

Net increase in net assets resulting from operations	27,870,902

Net fund share transactions (Note 5):
Class A	517,978
Class L	3,464,583
Class Y	30,694,288
Class S	45,007,411

Increase in net assets from net fund share transactions	79,684,260

Total increase in net assets	107,555,162

Net assets:
Beginning of period	-

End of period	$107,555,162

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 12/31/99**		Period ended 12/31/99**		Period ended 12/31/99**		Period ended 12/31/99**
Net asset value, beginning of period	$ 10.00		$ 10.00		$ 10.00		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.07	)***	(0.05	)***	(0.04	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	3.97		3.98		3.98		3.96

Total income (loss) from investment operations	3.90		3.93		3.94		3.94

Net asset value, end of period	$ 13.90		$ 13.93		$ 13.94		$ 13.94

Total Return @	39.00%		39.30%		39.40%		39.40%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 682		$ 4,642		$ 41,952		$60,279
Net expenses to average daily net assets	1.36%	*	1.12%	*	0.98%	*	0.89%	*
Net investment income to average daily net assets	(0.86)%	*	(0.63)%	*	(0.48)%	*	(0.32)%	*
Portfolio turnover rate	127%		127%		127%		127%

*	Annualized
**	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
***	Per share amount calculated on the average shares method.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report

Note to shareholders:

The MassMutual Small Cap Growth Equity Fund is managed by two sub-advisers: J.P. Morgan Investment Management and Waddell & Reed Asset Management Company.

What are the investment objectives and policies for the MassMutual Small Cap Growth Equity Fund?

The objective and policies of the Fund are to:

•	achieve long-term growth of capital

•	invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization, at the time of purchase, of $100 million to $1.5 billion)

•	utilize a growth-oriented strategy in making investment decisions

•	utilize fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating          characteristics

—offer above-average levels of profitability or superior growth potential

How did the Fund perform in 1999?

It was an exceptionally good year. From inception on May 3, 1999, through December 31, 1999, the Fund’s Class S shares returned 60.91%, compared to 17.67% for the Russell 2000 Index.

What enabled the Fund to outperform the Index by such a wide margin?

Strong weightings and favorable stock selection in the technology and telecommunications sectors were primary drivers of performance. Against the backdrop of solid economic growth, low inflation, and rising interest rates, investors concentrated their buying in those two sectors, especially in the fourth quarter. In fact, non-technology stocks in the Standard & Poor’s 500 Index, a widely followed barometer of market activity, were actually down for the year as a group.

The growth in technology spending caused by the explosion of Internet activity caused a feeding frenzy for the stocks of companies involved in this area, including many small cap stocks. A number of newly public Internet infrastructure, communications, and software companies were among the top performers for the year. The IPO market flourished, while merger and acquisition activity continued at a record pace despite Y2K and interest rate fears.

Which stocks were most helpful to performance?

One of the top contributors was Liberate Technologies, provider of a software platform for delivering Internet-enhanced content and applications to smart phones, personal digital assistants, game consoles, and other information appliances. The stock surged forward in November, when Cable and Wireless Communications announced that its digital interactive cable television service, which uses Liberate’s technology, would be available earlier than expected. Microstrategy continued to perform well, reacting to a strong market for software stocks. Finally, we will mention Internet Capital Group, a venture capital firm specializing in Internet deals. The stock rode the wave of investor enthusiasm for Internet stocks.

Which stocks detracted from performance?

ATMI was one holding that detracted from performance. The stock edged lower when a number of analysts predicted slowing growth for the semiconductor industry. Another lackluster performer was Cinar Films, which was hit hard when the company was accused of fraudulent tax accounting. Though no formal charges were levied, the stock suffered from the negative press coverage of the incident. The stock price took an additional hit when it was reported that shareholders filed a class action suit alleging that the company misrepresented the firm’s financial strength.
MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?

Valuations were pushed to extremes on many of the market leaders during the period, as a number of the strongest performers recorded minimal profits or net losses for the year. Having said that, we should also point out that our internal valuation tools and current price-to-earnings ratios both indicate that the discrepancy in valuation between large cap and small-cap stocks is near historical extremes—in favor of small-cap investments. Further increases in short term interest rates by the Federal Reserve Board could result in lessened liquidity for small-cap companies. Nevertheless, the Fund is well diversified and therefore well positioned to weather any volatility in the coming year. Diversification should also serve the Fund well in the event that the market advance broadens out to include more participation from non-technology sectors.

MassMutual Small Cap Growth Equity Fund
Largest Stock Holdings (12/31/99)

Incyte Pharmaceuticals, Inc.
Advance Fibre Communications, Inc.
CheckFree Holdings Corporation
Getty Images, Inc.
USinternetworking Inc.
Human Genome Sciences, Inc.
Acxiom Corp.
Gentex Corp.
Western Wireless Corporation Cl. A
Pharmacyclics, Inc.

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Small Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MassMutual Small Cap Growth Equity Fund
Total Return
Since Inception 5/3/99 - 12/31/99

Class S	60.91%
Class A	60.42%
Class Y	60.71%
Class L	60.55%

Russell 2000 Index	17.67%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]
Date       Class S     Class A     Class Y     Class L    Russell 2000 Index
----       -------     -------     -------     -------    ------------------
5/3/99     $10,000     $10,000     $10,000     $10,000          $10,000
5/31/99    $10,130     $10,130     $10,130     $10,130          $10,146
6/99       $10,930     $10,930     $10,930     $10,930          $10,605
7/99       $10,860     $10,850     $10,860     $10,850          $10,314
8/99       $10,750     $10,740     $10,750     $10,740           $9,932
9/99       $11,290     $11,270     $11,280     $11,280           $9,934
10/99      $11,960     $11,940     $11,950     $11,950           $9,975
11/99      $13,630     $13,590     $13,620     $13,610          $10,570
12/99      $16,091     $16,042     $16,071     $16,055          $11,767

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 1999

	Number of Shares	Market Value

EQUITIES — 79.9%

Advertising — 3.0%
24/7 Media, Inc.*	13,575	$ 763,594
Catalina Marketing Corporation*	5,775	668,456
Digital Impact, Inc.*	1,500	75,188
Getty Images, Inc.*	34,000	1,661,750
Webstakes.Com, Inc.*	4,150	81,963

		3,250,951

Air Transportation — 0.9%
Midwest Express Holdings*	31,200	994,500

Apparel, Textiles & Shoes — 1.0%
AnnTaylor Stores Corp.*	8,800	303,050
bebe stores, inc.*	7,175	193,725
Steven Madden Ltd.*	14,725	280,695
Talbots, Inc.	5,850	261,056
Vans, Inc.*	6,550	80,238

		1,118,764

Banking, Savings & Loans — 1.5%
Amcore Financial, Inc.	1,975	47,400
Bank United Corp. Cl. A	9,425	256,831
CCB Financial Corporation	2,000	87,125
Centura Banks, Inc.	2,300	101,488
City National Corp.	3,525	116,105
The Colonial BancGroup, Inc.	2,500	25,938
Columbia Banking Systems, Inc.*	1,600	21,000
Commercial Federal Corporation	5,800	103,313
Financial Federal Corp.*	7,125	162,539
Hamilton Bancorp, Inc.*	1,800	31,950
Heller Financial, Inc.	9,400	188,588
Independent Bank Corporation	4,380	64,058
National Commerce Bancorp	7,100	161,081
Pacific Century Financial Corporation	5,500	102,781
Sterling Bancshares, Inc. TX	11,725	131,173
Webster Financial Corporation	1,300	30,631
West Coast Bancorp/Oregon	1,510	20,385

		1,652,386

	Number of Shares	Market Value

Beverages — 0.3%
The Robert Mondavi Corporation*	9,200	$ 319,700

Broadcasting, Publishing & Printing — 2.3%
Emmis Communications Corp.*	8,200	1,022,053
Entercom Communications Corp.*	6,750	445,500
Insight Communications Company, Inc.*	8,550	253,294
Jones Intercable, Inc. Cl. A*	2,300	159,419
Martha Stewart Living Omnimedia Cl. A*	4,500	108,000
Radio Unica Corp.*	2,000	57,750
Scholastic Corporation*	4,150	258,078
Spanish Broadcasting System, Inc. Cl. A*	5,100	205,275

		2,509,369

Chemicals — 2.0%
Albemarle Corp.	17,650	338,659
Bush Boake Allen, Inc.*	1,600	39,300
General Chemical Group, Inc.	12,300	28,444
Geon Company	12,350	401,375
Georgia Gulf Corp.	21,100	642,231
Olin Corp.	15,175	300,655
Wellman, Inc.	25,600	476,800

		2,227,464

Commercial Services — 7.4%
Affymetrix, Inc.*	2,150	364,828
Akamai Technologies, Inc.*	1,175	384,959
AppNet Systems, Inc.*	7,700	336,875
Devry, Inc.*	18,125	337,578
Diamond Technology Partners, Inc.*	1,750	150,391
Dycom Industries, Inc.*	6,725	296,320
FreeMarkets, Inc.*	300	102,394
Incyte Pharmaceuticals, Inc.*	33,200	1,992,000
ITT Educational Services, Inc.*	55,000	849,063
Management Network Group, Inc.*	3,200	104,400
Maximus, Inc.*	25,000	848,438
Medquist, Inc.*	14,575	376,217
MemberWorks Incorporated*	30,500	1,012,219
Millennium Pharmaceuticals*	3,900	475,800

	Number of Shares	Market Value

Netratings, Inc.*	2,575	$ 123,922
Pfsweb, Inc.*	700	26,250
Stewart Enterprises, Inc. Cl. A	28,200	133,950
Wireless Facilities, Inc.*	3,100	135,238

		8,050,842

Communications — 5.3%
Advanced Fibre Communications, Inc.*	44,350	1,981,891
Allegiance Telecom, Inc.*	10,150	936,338
American Mobile Satellite Corp.*	20,350	428,622
CapRock Communications Corp.*	17,100	554,681
C-Cube Microsystems, Inc.*	5,300	329,925
Copper Mountain Networks, Inc.*	4,500	219,375
L-3 Communications Holdings, Inc.*	8,000	333,000
Net2Phone, Inc.*	5,200	238,875
Polycom, Inc.*	9,700	617,769
Williams Communications Group, Inc.*	3,425	99,111
Winstar Communications, Inc.*	1,000	75,250

		5,814,837

Computer and Data Processing Services — 0.4%
Splitrock Services, Inc.*	20,300	403,463

Computer Integrated Systems Design — 2.8%
Aether Systems, Inc.*	700	50,138
Cacheflow, Inc.*	1,400	182,963
Digital Insight Corporation*	25,000	909,375
Exchange Applications, Inc.*	8,000	447,000
Radiant Systems, Inc.*	8,000	321,500
Shared Medical Systems Corp.	19,300	983,094
Technology Solutions Co.*	6,300	206,325

		3,100,395

Computer Programming Services — 0.6%
Business Objects SA Sponsored††*	900	120,263
C-bridge Internet Solutions, Inc.*	300	14,588

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Metasolv Software, Inc.*	900	$ 73,575
PCorder.com, Inc.*	4,600	234,600
Predictive Systems, Inc.*	2,350	153,925
Preview Systems, Inc.*	700	45,413

		642,364

Computer Related Services — 3.1%
Acxiom Corp.*	57,100	1,370,400
Agency.com, Inc.*	1,600	81,600
CheckFree Holdings Corporation*	16,600	1,734,681
Espeed, Inc. Cl. A*	2,900	103,131
Reckson Service Industries, Inc.*	1,000	62,375

		3,352,187

Computer Software & Processing — 0.7%
Allscripts, Inc.*	8,775	386,100
Pinnacle Systems, Inc.*	7,950	323,466

		709,566

Computers & Information — 1.1%
Creative Technology Ltd.	8,000	139,000
Foundry Networks, Inc.*	1,125	339,398
InFocus Systems, Inc.*	2,900	67,244
Paradyne Networks*	2,600	70,850
Safeguard Scientifics, Inc.*	2,500	405,156
Va Linux Systems, Inc.*	1,000	206,625

		1,228,273

Data Processing and Preparation — 2.2%
Factset Research Systems, Inc.	12,000	955,500
Go2Net, Inc.*	1,350	117,450
S1 Corporation*	9,300	726,563
Verio, Inc.*	13,500	623,531

		2,423,044

Electrical Equipment & Electronics — 10.5%
Applied Micro Circuits Corp.*	4,600	585,350
ATMI, Inc.*	23,600	780,275
Caliper Technologies Corp, NMS*	900	60,075
Cobalt Networks, Inc.*	500	54,188
Cymer, Inc.*	9,750	448,500
Cypress Semiconductor Corp.*	25,450	823,944
Electro Scientific Industries, Inc.*	4,425	323,025
E-Tek Dynamics, Inc.*	5,550	747,169
Exar Corp.*	3,400	200,175

	Number of Shares	Market Value

Fairchild Semiconductor International Corp., Cl. A*	13,980	$ 415,905
Finisar Corporation*	700	62,913
Galileo Technology Ltd.*	10,125	244,266
Gentex Corp.*	47,770	1,323,675
HI/FN, Inc.*	1,700	65,875
Integrated Device Technology, Inc.*	16,000	464,000
Intevac, Inc.*	900	3,150
JNI Corp.*	1,700	112,200
Metalink Ltd.*	4,400	89,650
Microchip Technology, Inc.*	3,525	241,242
MIPS Technologies, Inc. Cl. A*	6,825	354,900
MKS Instruments, Inc.*	18,400	664,700
Photronics, Inc.*	8,300	237,588
Plexus Corp.*	4,300	189,200
PLX Technology, Inc.*	5,900	111,731
Rambus, Inc.*	14,300	964,356
Rudolph Technologies, Inc.*	700	23,450
Silicon Image, Inc.*	4,650	325,791
Sycamore Networks, Inc.*	1,475	454,300
Visx, Inc.*	20,000	1,035,000

		11,406,593

Energy — 0.7%
Devon Energy Corporation	6,300	207,113
Global Marine, Inc.*	12,400	206,150
National-Oilwell, Inc.*	14,275	223,939
Spinnaker Exploration Company*	8,750	123,594

		760,796

Entertainment & Leisure — 1.1%
American Classic Voyages Co.*	4,775	167,125
Anchor Gaming Corp.*	7,475	324,695
Cinar Corporation*	8,700	213,150
Premier Parks, Inc.*	15,350	443,231
World Wrestling Federation Entertainment, Inc.*	5,050	87,113

		1,235,314

Financial Services — 0.5%
Allied Capital Corp.	8,525	156,114
BlackRock, Inc.*	4,300	73,906
Gabelli Asset Management, Inc. Cl. A*	8,100	131,625
IndyMac Mortgage Holdings, Inc.	6,750	86,063

	Number of Shares	Market Value

Wit Capital Group, Inc.*	6,025	$ 102,425

		550,133

Foods — 1.1%
American Italian Pasta Co. Cl. A*	33,000	1,014,750
Keebler Foods Company*	7,175	201,797

		1,216,547

Forest Products & Paper — 0.1%
Universal Forest Products	5,800	85,550

Healthcare — 1.4%
Human Genome Sciences, Inc.*	9,300	1,419,413
Idexx Laboratories, Inc.*	6,500	104,813

		1,524,226

Home Construction, Furnishings & Appliances — 0.1%
Furniture Brands International*	5,300	116,600

Industrial – Diversified — 0.2%
GenTek, Inc.	20,075	209,533

Industrial Materials — 0.1%
Symyx Technologies*	3,100	93,000

Information Retrieval Services — 2.2%
Careinsite, Inc.*	4,075	328,038
Internet Capital Group, Inc.*	3,790	644,300
Multex.com, Inc.*	4,900	184,363
National Information Consortium, Inc.*	10,825	346,400
Primark Corportion*	33,200	923,375

		2,426,476

Insurance — 0.3%
Fremont General Corporation	10,400	76,700
Renaissancere Holdings Ltd.	6,125	250,359

		327,059

Internet Content — 0.2%
Media Metrix, Inc.*	4,650	166,238

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Internet Software — 0.8%
Concentric Network Corp.*	17,575	$ 541,530
Covad Communications Group, Inc.*	6,675	373,383

		914,913

Lodging — 0.2%
Aztar Corp.*	6,875	74,766
Sun International Hotels Ltd.*	1,900	36,813
Vail Resorts, Inc.*	3,200	57,400

		168,979

Machinery & Components — 2.4%
Agco Corp.	5,900	79,281
Asyst Technologies, Inc.*	5,325	349,120
Brooks Automation, Inc.*	7,075	230,380
CNH Global NV	16,525	219,989
Cooper Cameron Corp.*	3,375	165,164
Gasonics International Corp.*	15,175	299,706
Kennametal, Inc.	5,800	195,025
Lam Research Corp.*	8,125	906,445
Metron Technology N.V.*	7,500	120,469

		2,565,579

Medical Supplies — 0.6%
CONMED Corporation*	1,550	40,106
Cyberonics, Inc.*	11,075	176,508
Eclipse Surgical Technologies, Inc.*	6,800	50,150
LTX Corp.*	11,300	252,838
Ocular Sciences, Inc.*	2,500	47,188
Respironics, Inc.*	3,325	26,496
Summit Technology, Inc.*	4,400	51,425

		644,711

Metals & Mining — 0.1%
Mueller Industries, Inc.*	3,600	130,500

Pharmaceuticals — 2.7%
BioCryst Pharmaceuticals, Inc.*	4,400	129,800
Gilead Sciences, Inc.*	1,150	62,244
Idec Pharmaceuticals Corp.*	5,100	501,075
Ilex Oncology, Inc.*	2,300	55,488

	Number of Shares	Market Value

Ligand Pharmaceuticals, Inc. Cl. B*	18,100	$ 233,038
Maxygen, Inc.*	700	49,700
Medimmune, Inc.*	1,425	236,372
Pharmacyclics, Inc.*	28,000	1,155,000
Triangle Pharmaceuticals, Inc.*	6,700	85,844
Vertex Pharmaceuticals, Inc.*	7,875	275,625
Vical, Inc.*	5,900	176,631

		2,960,817

Prepackaged Software — 11.8%
3DO Company (The)*	18,400	167,326
Actuate Software Corporation*	13,200	565,950
Alteon Websystems, Inc.*	475	41,681
Art Technology Group, Inc.*	3,075	393,984
Aspen Technology, Inc.*	15,700	415,069
Best Software, Inc.*	38,800	1,144,600
CBT Group Public Limited Company Sponsored††*	3,750	125,625
Cerner Corporation*	40,100	789,469
Citrix Systems, Inc.*	6,700	824,100
Dendrite International, Inc.*	30,000	1,016,250
E. Piphany, Inc.*	300	66,938
Interleaf, Inc.*	1,200	40,350
Liberate Technologies, Inc.*	3,250	835,250
Manugistics Group, Inc.*	6,000	193,875
Mediaplex, Inc.*	2,125	133,344
MicroStrategy, Inc.*	4,900	1,029,000
Mission Critical Software*	5,350	374,500
NEON Systems*	15,000	588,750
Net Perceptions, Inc.*	12,275	515,550
Netzero, Inc.*	5,200	140,075
OpenTV Corporation*	500	40,125
PC-Tel, Inc.*	3,500	183,750
Quest Software, Inc.*	300	30,600
Quintus Corporation*	1,600	73,400
Retek, Inc.*	2,600	195,650
Saleslogix Corp.*	8,750	359,297
Transaction Systems Architects Cl. A*	26,200	733,600
USinternetworking, Inc.*	22,800	1,593,150
VerticalNet, Inc.*	525	86,100
WebTrends Corporation*	2,500	202,500

		12,899,858

	Number of Shares	Market Value

Restaurants — 1.0%
Papa John’s International, Inc.*	39,700	$ 1,034,681

Retail — 1.7%
Cost Plus, Inc.*	8,362	297,896
InterTan, Inc.*	4,150	108,419
Kenneth Cole Productions Cl. A*	2,250	102,938
Linens ’n Things, Inc.*	4,600	136,275
MSC Industrial Direct Co. Cl. A*	22,700	300,775
O’Reilly Automotive, Inc.*	35,700	767,550
Williams-Sonoma, Inc.*	4,100	188,600

		1,902,453

Retail – Internet — 0.6%
eToys, Inc.*	1,950	51,188
Expedia, Inc. Cl. A*	1,500	52,500
Musicmaker.Com, Inc.*	7,400	43,475
Stamps.com, Inc.*	3,100	129,038
Ticketmaster Online- CitySearch, Inc.*	6,000	230,625
Webvan Group, Inc.*	5,900	97,350

		604,176

Telephone Utilities — 4.8%
Illuminet Holdings, Inc.*	14,525	798,875
Intermedia Communications, Inc.*	28,400	1,102,275
Mastec, Inc.*	2,500	111,250
RCN Corporation*	15,000	727,500
Talk.com, Inc.*	7,075	125,581
TeleCorp PCS, Inc.*	1,700	64,600
Tritel, Inc.*	2,100	66,544
Voicestream Wireless Corporation*	6,300	896,569
Western Wireless Corporation Cl. A*	17,900	1,194,825
Z-Tel Technologies, Inc.*	2,500	100,938

		5,188,957

Transportation — 0.1%
Wisconsin Central Transportation Corp.*	6,020	80,894

TOTAL EQUITIES
(Cost $63,635,894)		87,012,688

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 21.1%

Cash Equivalents — 12.2%
Bank of Montreal Eurodollar Time Deposit**
4.500%	01/03/2000	$ 1,091,117	$ 1,091,117
BankBoston Eurodollar Time Deposit**
4.870%	04/28/2000	1,644,185	1,644,185
The Goldman Sachs Group, L.P. Master Note**
6.450%	02/04/2000	2,324,251	2,324,251
Harris Trust & Savings Bank Eurodollar Time Deposit**
4.250%	01/03/2000	1,363,900	1,363,900
Janus Money Market Fund**
5.630%	01/03/2000	3,565,987	3,565,987
Morgan Stanley Dean Witter & Co.**
4.860%	01/18/2000	562,254	562,254
SAT LAP (AIM) Money Market Fund**
4.060%	01/03/2000	2,727,801	2,727,801

			13,279,495

Repurchase Agreement — 8.9%
Investors Bank & Trust Company Repurchase Agreement, dated 12/31/99
3.06%	01/03/00(a)	9,656,000	9,656,000

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			22,935,495

TOTAL INVESTMENTS — 101.0% (Cost $86,571,389)***			109,948,183

Other Assets/(Liabilities) — (1.0%)			(1,085,667)

NET ASSETS — 100.0%			$108,862,516

Notes to Portfolio of Investments

***	Aggregate cost for Federal tax purposes (Note 7)

*	Non-income producing security.

**	Represents investment of security lending collateral (Note 2)

††	American Depository Receipt.

(a)
Maturity value of $9,658,462. Collateralized by U.S. Government Agency obligations with rates of 6.125-6.500%, maturity dates of 02/11/2002-12/20/2023 and aggregate market value, including accrued interest of $10,139,051.

The remainder of this page intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 1999
Assets:
Investments, at value (cost $63,635,894) (Note 2)	$ 87,012,688
Short-term investments, at amortized cost (Note 2)	22,935,495

Total Investments	109,948,183
Cash	12,588,503
Receivables from:
Investments sold	70,165
Fund shares sold	669,284
Interest and dividends	75,190
Foreign taxes withheld	181

Total assets	123,351,506

Liabilities:
Payables for:
Investments purchased	820,556
Fund shares redeemed	300,875
Securities on loan (Note 2)	13,279,495
Directors’ fees and expenses (Note 3)	4,463
Affiliates (Note 3):
Investment management fees	63,223
Administration fees	11,054
Service fees	698
Accrued expenses and other liabilities	8,626

Total liabilities	14,488,990

Net assets	$108,862,516

Net assets consist of:
Paid-in capital	$ 80,545,072
Accumulated net realized gain on investments	4,940,650
Net unrealized appreciation on investments	23,376,794

$108,862,516

Net assets:
Class A	$ 1,742,351

Class L	$ 2,198,371

Class Y	$ 12,667,490

Class S	$ 92,254,304

Shares outstanding:
Class A	109,824

Class L	138,410

Class Y	796,794

Class S	5,799,430

Net asset value, offering price and redemption price per share:
Class A	$ 15.86

Class L	$ 15.88

Class Y	$ 15.90

Class S	$ 15.91

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Period ended December 31, 1999*
Investment income: (Note 2)
Dividends (net of withholding tax of $272)	$ 61,139
Interest (including securities lending income of $9,700)	352,825

Total investment income	413,964

Expenses: (Note 2)
Investment management fees (Note 3)	245,718
Custody fees	59,391
Audit and legal fees	4,911
Directors’ fees (Note 3)	10,129

320,149
Administration fees (Note 3):
Class A	1,316
Class L	1,545
Class Y	3,613
Class S	32,736
Service fees (Note 3):
Class A	808

Total expenses	360,167

Net investment income	53,797

Realized and unrealized gain (loss):
Net realized gain on investment transactions	6,075,827
Net change in unrealized appreciation (depreciation) on investments	23,376,794

Net realized and unrealized gain	29,452,621

Net increase in net assets resulting from operations	$29,506,418

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended December 31, 1999*
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 53,797
Net realized gain on investment transactions	6,075,827
Net change in unrealized appreciation (depreciation) of investments	23,376,794

Net increase in net assets resulting from operations	29,506,418

Distributions to shareholders (Note 2):
From net investment income:
Class A	-
Class L	(437)
Class Y	(6,008)
Class S	(47,352)

Total distributions from net investment income	(53,797)

In excess of net investment income:
Class A	-
Class L	(34)
Class Y	(463)
Class S	(3,652)

Total distributions in excess of net investment income	(4,149)

From net realized gains:
Class A	(18,351)
Class L	(22,915)
Class Y	(116,771)
Class S	(972,991)

Total distributions from net realized gains	(1,131,028)

Net fund share transactions (Note 5):
Class A	1,305,965
Class L	1,687,697
Class Y	10,436,617
Class S	67,114,793

Increase in net assets from net fund share transactions	80,545,072

Total increase in net assets	108,862,516

Net assets:
Beginning of period	-

End of period	$108,862,516

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 12/31/99**		Period ended 12/31/99**		Period ended 12/31/99**		Period ended 12/31/99**
Net asset value, beginning of period	$ 10.00		$ 10.00		$ 10.00		$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)***	(0.01	)***	0.01	***	0.02	***
Net realized and unrealized gain (loss) on investments	6.06		6.06		6.07		6.07

Total income (loss) from investment operations	6.03		6.05		6.08		6.09

Less distributions to shareholders:
From net investment income	-		(0.00	)****	(0.01)		(0.01)
In excess of net investment income	-		(0.00	)****	(0.00	)****	(0.00	)****
From net realized gains	(0.17)		(0.17)		(0.17)		(0.17)

Total distributions	(0.17)		(0.17)		(0.18)		(0.18)

Net asset value, end of period	$ 15.86		$ 15.88		$ 15.90		$ 15.91

Total Return@	60.42%		60.55%		60.71%		60.91%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 1,742		$ 2,198		$ 12,667		$ 92,254
Net expenses to average daily net assets	1.79%	*	1.52%	*	1.31%	*	1.19%	*
Net investment income (loss) to average daily net assets	(0.39%	)*	(0.12%	)*	0.14%	*	0.19%	*
Portfolio turnover rate	68%		68%		68%		68%

*	Annualized
**	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
***	Per share amount calculated on the average shares method.
****	Distributions from net investment income/in excess of net investment income is less than $0.01 per share.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity—Portfolio Manager Report

What are the investment objectives and policies for the MassMutual International Equity Fund?

The objective and policies of the Fund are to:
•	achieve a high total rate of return over the long term
•	invest in a diversified portfolio of foreign and domestic equity securities
•
utilize dominant themes to guide investment decisions with respect to risks of investing in foreign securities (economic, political and social influences that are expected to dictate long-term growth trends)

How did the Fund perform during 1999?

It was an exceptionally good year for the Fund. For the 12 months ended December 31, 1999, the Fund’s Class S shares had a total return of 56.98%, more than doubling the 26.96% return of the Morgan Stanley Europe, Australasia, Far East (EAFE) Index, a market capitalization-weighted, unmanaged index of over 1,000 foreign stocks.

What factors contributed to the Fund’s strong performance?

World equity markets soared in the fourth quarter, accounting for much of the year’s gains. Driving the rally were receding fears of a Y2K-related meltdown and aggressively accommodative monetary policy by most central banks, which pumped liquidity into financial systems worldwide in an effort to meet potential demands for cash. Furthermore, although the trend in interest rates was up for the year as a whole because of stronger-than-expected economic growth, central banks delayed potential tightening moves as the year drew to a close, contributing to the favorable environment for stocks.

The European Index gained 17.4% for the fourth quarter in U.S. dollar terms and 15.9% for the year. The strongest markets in Europe were the Nordic countries, with Finland and Sweden up 152.6% and 79.7%, respectively. Gains in Europe, while respectable, were limited by weakness in the euro, which continued to lose ground against the dollar. The two currencies were trading at close to parity when the period ended. On the other hand, the yen rose 3.9% for the quarter and 14% for the year against the dollar. This appreciation helped the Fund’s Japanese holdings, as did the strong Japanese stock market, which gained 15.5% for the quarter and 61.5% for the year in dollar terms.

Most of the gains for the Fund and the market continued to be concentrated in “new economy” growth stocks in the technology, telecommunications, and media sectors, while “old economy” value shares struggled. Many of investors’ technology favorites reached stratospheric prices that exceeded our valuation parameters. Through careful stock selection, however, we were able to find stocks that met our criteria for growth at a reasonable price.

What were you buying during the period?

During the fourth quarter, we increased the Fund’s exposure to media, gaming, and technology shares. For example, we bought Toshiba for its superior position in various technology businesses and because we considered the stock undervalued. Another acquisition, Ericsson, is a key player in the wireless infrastructure market. In addition, the company was in the process of implementing a restructuring plan that we considered promising. Other technology stocks in which we either initiated or added to positions included Computer Service Solutions Holding, Getronics, Psion, Icon MediaLab International, and SAP. In the media, publishing, and leisure and entertainment sectors, we bought Naspers and Infrogrames while increasing the Fund’s holdings in Nintendo, Canal Plus, and ProSieben Media. We cut back on one of the Fund’s core technology holdings, Altran Technologies, as the stock neared our valuation targets.

What is your outlook?

In the first half of 2000, some volatility in world markets is possible as the excess liquidity that was injected into the system is withdrawn. Furthermore, increases in short-term interest rates in the U.S. and abroad that were delayed because of Y2K considerations may be implemented.
MassMutual International Equity Fund – Portfolio Manager Report (Continued)

However, strong economic growth in the second half of 1999 was undoubtedly influenced by companies preparing for possible supply disruptions by building up precautionary inventories. Now that the need for inventory padding has passed, demand could be softer while excess inventories are worked down. Thus, we may see slower-than-expected economic growth in the first quarter or two of 2000, and a rally in bonds is not inconceivable. At some point soon, perhaps later in the year, we expect the weak euro to be reflected in stronger European economic growth numbers.

As mentioned in the last report, we are very selective about Japan. Although stocks there enjoyed robust performance in 1999, serious structural problems remain, and we favor limiting the Fund’s Japanese investments to select shares in the technology sector and specific restructuring stories.

In emerging markets, we see the most potential for Brazil, Chile, and India. Valuations are currently attractive in Brazil and Chile, and the latter should benefit from the Asian recovery. In India, our optimism derives from diminished control of the private sector by the Indian bureaucracy. In our approach to all of these markets, we will be guided by our bottom-up management style and will focus on the Fund’s major themes of New Technologies, Mass Affluence, Restructuring, and Aging.

MassMutual International Equity Fund
Largest Country Weightings (12/31/99)

% of Fund
United Kingdom	15.98%
Japan	15.44%
France	14.36%
The Netherlands	9.83%
Germany	6.37%
Sweden	3.90%
Brazil	3.63%
Australia	3.45%
Finland	2.34%
Mexico	1.80%

MassMutual International Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual International Equity Fund Class S and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MassMutual International Equity Fund
Total Return
	One Year 1/1/99 - 12/31/99	Five Year Average Annual 1/1/95-12/31/99	Since Inception Average Annual 10/3/94-12/31/99

Class S	56.98%	18.92%	16.28%

MSCI EAFE Index	26.96%	12.83%	11.96%

Hypothetical Investments in MassMutual International Equity Fund Class A, Class Y and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MassMutual International Equity Fund
Total Return
	One Year	SInce Inception Average Annual
	1/1/99 - 12/31/99	1/1/98 - 12/31/99

Class A	56.25%	27.72%
Class Y	57.04%	28.31%

MSCI EAFE Index	26.96%	23.43%

Hypothetical Investments in MassMutual International Equity Fund Class L and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MassMutual International Equity Fund
Total Return
Since Inception
5/3/99 - 12/31/99

Class L	48.17%

MSCI EAFE Index	20.35%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[GRAPH]

Date               Class S             MSCI EAFE
----               -------             ---------
(10/31/94)         $10,000              $10,000
12/94               $9,280               $9,897
8/95                $9,510              $10,155
12/95               $9,756              $11,007
6/96               $10,734              $11,504
12/96              $11,562              $11,672
6/97               $13,476              $12,981
12/97              $13,388              $11,879
6/98               $15,788              $13,772
12/98              $14,064              $14,254
6/99               $15,004              $14,820
12/99              $22,077              $18,098
[GRAPH]

Date               Class A             Class Y             MSCI EAFE
----               -------             -------             ---------
12/97              $10,000             $10,000              $10,000
3/98               $11,380             $11,390              $11,471
6/98               $11,760             $11,780              $11,593
9/98                $9,208              $9,242               $9,945
12/98              $10,440             $10,484              $11,999
3/99               $10,766             $10,831              $12,166
6/99               $11,115             $11,191              $12,745
9/99               $11,709             $11,807              $13,023
12/99              $16,312             $16,464              $15,234
[GRAPH]

Date               Class L            MSCI EAFE
----               -------            ---------
5/3/99             $10,000             $10,000
5/31/99             $9,692              $9,485
8/99               $10,092              $9,855
7/99               $10,317             $10,148
8/99               $10,455             $10,155
9/99               $10,631             $10,287
10/99              $11,051             $10,673
11/99              $12,480             $11,043
12/99              $14,817             $12,035

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual International Equity Fund – Portfolio of Investments

December 31, 1999

	Number of Shares	Market Value
EQUITIES — 99.5%

Aerospace & Defense — 1.3%
Embraer—Empresa Brasileira de Aeronautica SA	3,056,000	$ 13,887,075

Autos & Housing — 1.7%
Aucnet Inc.	114,180	6,838,195
Ducati Motor Holding SpA*	2,141,000	5,525,707
Porsche AG, Preference	2,400	6,494,910

		18,858,812

Banking — 2.9%
Banco Espirito Santo e Comercial de Lisboa, SA	232,000	6,487,694
Espirito Santo Financial Group,††	460,200	7,248,150
Unibanco-Uniao de Banco Brasileiros SA, Sponsored†††	622,500	18,752,813

		32,488,657

Beverages — 0.4%
Allied Domecq PLC	811,900	4,004,128

Broadcasting — 0.1%
PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA*	21,200	1,199,918

Communications Equipment — 2.3%
Ericsson (LM) CL. B,† †	386,580	25,393,474

Computer Hardware — 4.1%
Imagineer Co. Ltd.*	205,000	3,404,825
Psion PLC	958,100	41,692,584

		45,097,409

	Number of Shares	Market Value
Computer Software/Services — 16.6%
Cap Gemini SA	49,500	$ 12,502,705
Computer Service Solutions Holding NV	566,300	14,644,178
Equant NV*	80,000	8,960,000
Getronics NV	516,125	40,971,138
Icon MediaLab International AB*	493,250	17,090,175
Lernout & Hauspie Speech Products NV*	158,900	7,349,125
Misys PLC	1,179,033	18,337,382
SAP AG, Preference	57,200	34,714,297
Solution 6 Holdings Ltd.*	1,972,700	21,427,467
Unit 4*	316,300	8,068,370

		184,064,837

Diversified Financial — 0.6%

Julius Baer Holding AG, Cl. B	2,220	6,670,823

Electrical Equipment — 2.5%
Halma PLC	3,792,900	7,152,272
Toshiba Corporation	2,649,000	20,186,705

		27,338,977

Electronics — 7.2%
Racal Electronics Plc	1,114,500	9,969,091
Sharp Corporation	446,000	11,394,542
Sony Corporation	78,000	23,090,215
STMicroelectronics NV, NY Shares	100,000	15,143,750
Thomson Multimedia*	370,300	19,856,634

		79,454,232

Healthcare/Drugs — 7.0%
Biocompatibles International PLC*	4,725,626	23,953,253
Eisai Co. Ltd.	482,000	9,253,388
Elan Corp. plc,† †*	314,380	9,274,210
Genset Sponsored† †*	464,200	8,848,813
NiCox SA*	150,770	7,102,488
PowderJect Pharmaceuticals PLC*	887,225	11,739,850
Qiagen NV*	93,600	7,176,874

		77,348,876

	Number of Shares	Market Value
Healthcare/Supplies & Services — 6.0%
Fresenius Medical Care AG Preference	222,800	$ 9,379,122
Hoya Corp	144,000	11,325,283
Nichii Gakkan Company	134,250	26,219,106
Novogen Ltd.*	3,885,000	7,778,936
Ortivus AB, A Shares*	228,600	1,123,866
Ortivus AB, B Shares*	730,410	3,582,369
Pliva d.d., Sponsored†,†††	548,550	7,301,530

		66,710,212

Industrial Services — 3.7%
Aegis Group PLC	5,891,400	21,363,984
Bellsystem 24, Inc.	4,100	4,486,345
Boskalis Westminster	556,752	9,988,799
Falck A/S	36,000	3,757,914
ICTS International NV*	245,000	1,531,250

		41,128,292

Insurance — 1.4%
Axa	56,500	7,837,595
Ceres, Inc., Preferred Callable Stocks*	900,000	3,600,000
Ockham Holdings PLC	2,777,000	4,162,445

		15,600,040

Leisure & Entertainment — 7.9%
Granada Group PLC	1,109,646	11,222,294
Infogrames Entertainment SA*	131,756	21,657,709
Lusomundo SGPS SA*	573,400	8,046,063
Nintendo Co. Ltd.	149,400	24,784,444
Sony Music Entertainment (Japan), Inc.	44,000	8,760,880
Village Roadshow Ltd., Cl. A Preference	7,382,736	12,511,523

		86,982,913

Manufacturing — 1.8%
Sauer, Inc.	200,000	1,812,500
Sidel SA	172,300	17,701,396

		19,513,896

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Media — 7.7%
Canal Plus	209,200	$ 30,298,959
Grupo Televisa SA, Sponsored†††*	318,200	21,717,148
ProSieben Media AG, Preferred	310,765	18,034,687
Reed International Plc	2,000,000	14,940,400

		84,991,194

Non-Durable Household Goods — 0.8%
Wella AG	52,000	1,058,028
Wella AG Preference	335,400	7,395,771

		8,453,799

Oil & Gas — 0.7%
Expro International Group PLC	1,257,500	8,238,637

Publishing & Printing — 1.8%
Naspers Limited N Shares	1,155,500	10,977,943
Singapore Press Holdings Ltd.	400,000	8,667,440

		19,645,383

Real Estate — 0.9%
Brazil Realty SA†, †††	176,000	2,257,024
IRSA Inversiones y Representaciones, SA	2,427,181	7,865,037

		10,122,061

Retail: General — 1.5%
Gucci Group NV	72,900	8,347,050
SkyePharma PLC*	9,875,700	7,719,835

		16,066,885

Retail: Specialty — 0.8%
Dixons Group PLC	362,045	8,688,428

Telecommunications — 10.6%
Altran Technologies SA	79,430	47,767,661
Nippon Telegraph & Telephone Corp.	16,380	28,005,471
Sonera Group OYJ	415,550	28,343,253
Tandberg Television ASA*	1,042,200	14,393,616

		118,510,001

	Number of Shares	Market Value

Telephone Utilities — 4.4%
CCT Telecom Holdings LTD*	10,776,000	$ 7,971,007
DDI Corporation	6,500	8,890,626
Tele Norte Leste Participacoes SA	137,000	3,493,500
Telecom Italia Mobile SpA	605,000	6,724,878
Telefonica SA*	234,090	5,818,799
Telesp Celular SA, Cl. B	68,680,000	5,473,796
Videsh Sanchar Nigam Ltd.†††	500,000	10,392,350

		48,764,956

Tobacco — 1.4%
Compagnie Financiere Richemont AG, A Units	6,290	14,931,917

Transportation — 1.4%
MIF Ltd.*	334,194	3,326,500
Smit Internationale NV	517,368	12,341,710

		15,668,210

TOTAL EQUITIES (Cost $746,063,253)		1,099,824,042

	Principal Amount
SHORT-TERM INVESTMENTS — 9.9%
Cash Equivalents — 8.4%
Bank of Montreal Eurodollar Time Deposit**
4.500% 01/03/2000	$ 7,603,359	7,603,359
BankBoston Eurodollar Time Deposit**
4.870% 04/28/2000	305,740	305,740
The Goldman Sachs Group, L.P. Master Note**
6.450% 02/04/2000	34,497,754	34,497,754
Harris Trust & Savings Bank Eurodollar Time Deposit**
4.250% 01/03/2000	9,504,198	9,504,198
Janus Money Market Fund**
5.630% 01/03/2000	13,576,179	13,576,179
MetLife Insurance Company Funding Agreement**
6.530% 08/01/2000	5,000,000	5,000,000
Morgan Stanley Dean Witter & Co.**
4.860% 01/18/2000	41,204	41,204
SAT LAP (AIM) Money Market Fund**
4.060% 01/03/2000	22,008,393	22,008,393

		92,536,827

		Principal Amount	Market Value
Commercial Paper — 1.5%
Associates Corporation of North America
4.000%	01/03/2000	$16,700,000	$ 16,696,289

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			109,233,116

TOTAL INVESTMENTS — 109.4% (Cost $855,296,369)***			1,209,057,158

Other Assets/ (Liabilities) — (9.4%)			(103,981,148)

NET ASSETS — 100.0%			$1,105,076,010

Notes to Portfolio of Investments
***	Aggregate cost for Federal tax purposes (Note 7)
*	Non-income producing security.
**	Represents investment of security lending collateral. (Note 2).
†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
††	American Depository Receipt
†† †	Global Depository Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 1999
Assets:
Investments, at value (cost $746,063,253) (Note 2)	$1,099,824,042
Short-term investments, at amortized cost (Note 2)	109,233,116

Total Investments	1,209,057,158
Cash	6,804
Foreign currency, at value (cost $81,715)	78,824
Receivables from:
Investments sold	1,095,717
Fund shares sold	3,618,165
Interest and dividends	492,188
Foreign taxes withheld	432,776

Total assets	1,214,781,632

Liabilities:
Payables for:
Investments purchased	10,269,891
Fund shares redeemed	5,986,862
Securities on loan (Note 2)	92,536,827
Directors’ fees and expenses (Note 3)	2,717
Affiliates (Note 3):
Investment management fees	732,203
Administration fees	100,369
Service fees	230
Accrued expenses and other liabilities	76,523

Total liabilities	109,705,622

Net assets	$1,105,076,010

Net assets consist of:
Paid-in capital	$ 747,526,918
Undistributed net investment loss	(13,663)
Accumulated net realized gain on investments and foreign currency translations	3,821,497
Net unrealized appreciation on investments, forward foreign currency contracts, foreign currency and other assets and liabilities	353,741,258

$1,105,076,010

Net assets:
Class A	$ 547,978

Class L	$ 7,334,664

Class Y	$ 9,335,172

Class S	$1,087,858,196

Shares outstanding:
Class A	32,406

Class L	434,136

Class Y	550,802

Class S	64,125,327

Net asset value, offering price and redemption price per share:
Class A	$ 16.91

Class L	$ 16.89

Class Y	$ 16.95

Class S	$ 16.96

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 1999
Investment income: (Note 2)
Dividends (net of withholding tax of $1,006,816)	$ 9,285,430
Interest (including securities lending income of $523,073)	1,706,395

Total investment income	10,991,825

Expenses: (Note 2)
Investment management fees (Note 3)	6,353,553
Custody fees	725,792
Audit and legal fees	27,819
Directors’ fees (Note 3)	15,194

7,122,358
Administration fees (Note 3):
Class A	667
Class L*	3,997
Class Y	3,398
Class S	771,421
Service fees (Note 3):
Class A	495

Total operating expenses	7,902,336

Interest Expense (Note 8)	6,978

Net investment income	3,082,511

Realized and unrealized gain (loss) from investments and foreign currency:
Net realized gain (loss) on:
Investment transactions	49,665,345
Foreign currency transactions	(1,675,363)

Net realized gain	47,989,982

Net change in unrealized appreciation (depreciation) on:
Investments	340,885,164
Translation of assets and liabilities in foreign currencies	(94,549)

Net unrealized gain	340,790,615

Net realized and unrealized gain from investments and foreign currency	388,780,597

Net increase in net assets resulting from operations	$391,863,108

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 1999	Year ended December 31, 1998
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 3,082,511	$ 4,552,704
Net realized gain on investments and foreign currency transactions	47,989,982	65,598,162
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	340,790,615	(47,978,299)

Net increase in net assets resulting from operations	391,863,108	22,172,567

Distributions to shareholders (Note 2):
From net investment income:
Class A	(132)	(1,652)
Class L*	(13,159)	-
Class Y	(17,720)	(6,174)
Class S	(1,820,199)	(7,863,557)

Total distributions from net investment income	(1,851,210)	(7,871,383)

From net realized gains:
Class A	(22,842)	(15,476)
Class L*	(291,010)	-
Class Y	(372,924)	(57,831)
Class S	(49,909,963)	(73,650,942)

Total distributions from net realized gains	(50,596,739)	(73,724,249)

Net fund share transactions (Note 5):
Class 1**	-	(128,942)
Class 2**	-	(131,194)
Class 3**	-	(132,039)
Class A	289,776	149,376
Class L*	5,771,331	-
Class Y	6,877,168	549,024
Class S	111,587,226	153,070,256

Increase in net assets from net fund share transactions	124,525,501	153,376,481

Total increase in net assets	463,940,660	93,953,416

Net assets:
Beginning of period	641,135,350	547,181,934

End of period (including undistributed net investment loss of ($13,663) and $0, respectively)	$1,105,076,010	$ 641,135,350

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
** Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A			Class L		Class Y
	Year ended 12/31/99		Year ended 12/31/98†	Period ended 12/31/99**		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 11.37		$ 12.81	$ 12.00		$ 11.37		$ 12.83

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)***	0.01 ***	(0.05	)***	(0.01	)***	0.06 ***
Net realized and unrealized gain (loss) on investments and foreign currency	6.39		0.53	5.78		6.44		0.55

Total income (loss) from investment operations	6.35		0.54	5.73		6.43		0.61

Less distributions to shareholders:
From net investment income	(0.00	)****	(0.12)	(0.03)		(0.04)		(0.21)
From net realized gains	(0.81)		(1.86)	(0.81)		(0.81)		(1.86)

Total distributions	(0.81)		(1.98)	(0.84)		(0.85)		(2.07)

Net asset value, end of period	$ 16.91		$ 11.37	$ 16.89		$ 16.95		$ 11.37

Total Return@	56.25%		4.40%	48.17%		57.04%		4.84%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 548		$ 135	$ 7,335		$ 9,335		$ 503
Net expenses to average daily net assets	1.55%		1.69%	1.26%	*	1.11%		1.23%
Net investment income to average daily net assets	(0.28)%		0.10%	(0.54	)%*	(0.09)%		0.43%
Portfolio turnover rate	63%		80%	63%		63%		80%

				Class S(1)
	Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97		Year ended 12/31/96		Year ended 12/31/95
Net asset value, beginning of period	$ 11.37		$ 12.38	$ 11.11		$ 9.58		$ 9.28

Income (loss) from investment operations:
Net investment income	0.05	***	0.10	0.06		0.06		0.07
Net realized and unrealized gain on investments and foreign currency	6.38		0.51	1.69		1.71		0.41

Total income (loss) from investment operations	6.43		0.61	1.75		1.77		0.48

Less distributions to shareholders:
From net investment income	(0.03)		(0.17)	(0.07)		(0.24)		(0.07)
In excess of net investment income	-		-	-		-		(0.11)
From net realized gains	(0.81)		(1.45)	(0.41)		-		-

Total distributions	(0.84)		(1.62)	(0.48)		(0.24)		(0.18)

Net asset value, end of period	$ 16.96		$ 11.37	$ 12.38		$ 11.11		$ 9.58

Total Return@	56.98%		5.05%	15.79%		18.51%		5.13%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,087,858		$ 640,498	$ 546,790		$ 356,311		$ 220,718
Net expenses to average daily net assets #	1.06%		1.04%	1.06%		1.00%		1.00%
Net investment income to average daily net assets	0.42%		0.73%	0.53%		0.59%		0.76%
Portfolio turnover rate	63%		80%	83%		58%		121%
# Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997. Without this partial waiver of fees by MassMutual, the ratio of expenses to average daily net assets would have been:	N/A		N/A	1.07%		1.07%		1.09%

*	Annualized
**	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
***	Per share amount calculated on the average shares method.
****	Distributions from income is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits (See Note 9).
(1)	Class S shares were previously designated as Class 4 shares.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Acoounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund

MassMutual Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. On October 3, 1994, the following seven series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”) commenced operations: MassMutual Prime Fund (“Prime Fund”), MassMutual Short-Term Bond Fund ( “Short-Term Bond Fund”), MassMutual Core Bond Fund (“Core Bond Fund”), MassMutual Balanced Fund (“Balanced Fund”), MassMutual Core Equity Fund (“Core Equity Fund”) formerly known as MassMutual Value Equity Fund, MassMutual Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), and MassMutual International Equity Fund (“International Equity Fund”). On May 3, 1999, four new series of the Trust commenced operations: MassMutual Diversified Bond Fund (“Diversified Bond Fund”), MassMutual Growth Equity Fund (“Growth Equity Fund”), MassMutual Mid Cap Growth Equity Fund (“Mid Cap Growth Equity Fund ”), and MassMutual Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”). Additionally, MassMutual Indexed Equity Fund ( “Indexed Equity Fund”) commenced operations March 1, 1998. Separate financial statements are prepared for the Indexed Equity Fund.

During the reporting period, each Fund had four classes of shares: Class A, Class L, Class Y, and Class S. Class L shares began operations May 3, 1999. Class A and Y shares began operations and Class 4 shares of the Funds were redesignated as Class S shares effective January 1, 1998. The Class 1, Class 2, and Class 3 shares were subsequently terminated by the Board of Trustees (“Trustees”). The principal economic difference among the Classes is the level of service and administration fees borne by the Classes. The classes of shares are offered to different types of investors, as outlined in the Trust’s Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Notes to Financial Statements (Continued)

Securities Lending

Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 102% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 1999, the Funds loaned securities having the following market values, collateralized by cash, which were invested in short-term instruments in the following amounts:

	Securities on loan	Collateral
Core Bond	$139,915,706	$145,232,670

Balanced	89,047,038	91,818,472

Core Equity	125,235,449	129,257,517

Growth Equity	5,263,836	5,413,040

Small Cap Value Equity	8,797,650	9,282,800

Small Cap Growth Equity	12,872,102	13,279,495

International Equity	87,634,805	92,536,827

Accounting for Investments

Investment transactions are accounted for on the trade date. Realized gains and on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax

It is each Fund ’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gain to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Notes to Financial Statements (Continued)

During the year ended December 31, 1999, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-In Capital	Accumulated Undistributed Net Realized Gain (Loss) on Investments and Foreign Currency Translations	Undistributed Net Investment Income (Loss)

MassMutual Short-term Bond Fund	(7,197)	5,723	1,474
MassMutual Core Bond Fund	0	37,703	(37,703)
MassMutual Diversified Bond Fund	0	(998)	998
MassMutual Balanced Fund	(104,454)	(454,689)	(559,143)
MassMutual Core Equity Fund	(7)	(620,240)	620,247
MassMutual Growth Equity Fund	0	(35,799)	35,799
MassMutual Small Cap Value Equity Fund	0	500	(500)
MassMutual Mid Cap Growth Equity Fund	0	(126,566)	126,566
MassMutual Small Growth Equity Fund	0	(4,149)	4,149
MassMutual International Equity Fund	0	1,244,964	(1,244,964)

Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency Contracts
Each Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. The International Equity Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of the obligations for the Growth Equity Fund under these financial instruments at December 31, 1999 is as follows:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation

SELL

01/31/00	Euro	62,285	$62,621	$62,441	$180

          Forward
          Commitments

Each Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty ’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. A summary of open obligations for the Core Bond Fund under these forward commitments at December 31, 1999, is as follows:

Forward Commitment Contracts to buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Unrealized Depreciation

GNMA
7.5% 01/01/2029	January 2000	$7,000,000	$6,938,750	$6,921,250	$17,500

Allocation of
Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, which are directly attributable to a class of shares, are charged to that class’ operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Notes to Financial Statements (Continued)

3.	Management Fees and Other Transactions With Affiliates

Investment Management Fees
Under an agreement between the Trust and MassMutual, MassMutual is responsible for providing investment management for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund ’s average daily net assets at the following annual rates:

Prime Fund	0.35%
Short-Term Bond Fund	0.40%
Core Bond Fund	0.48%
Diversified Bond	0.50%
Balanced Fund	0.48%
Core Equity Fund	0.50%
Growth Equity	0.68%
Small Cap Value Equity Fund	0.58%
Mid Cap Growth Equity	0.70%
Small Cap Growth Equity	0.82%
International Equity Fund	0.85%

Prior to May 3, 1999, MassMutual received advisory fees based upon each Fund’s average daily net assets at the following annual rates: 0.45% for Prime Fund, Short-Term Bond Fund, Core Bond Fund, Balanced Fund, and Core Equity Fund, 0.55% for Small Cap Value Equity Fund, and 0.85% for International Equity Fund.

MassMutual has entered into investment sub-advisory agreements with two subsidiaries: David L. Babson and Company, Inc. (“Babson”) and HarbourView Asset Management Corporation (“HarbourView”). These agreements provide that (1) Babson manage the investment and reinvestment of the assets of the Core Equity Fund, the Small Cap Value Equity Fund and the Core Equity sector of the Balanced Fund, and (2) HarbourView manage the investment and reinvestment of the assets of the International Equity Fund.

MassMutual pays Babson a fee equal to an annual rate of 0.13% of the average daily net asset value of the Core Equity Fund and the Core Equity sector of the Balanced Fund and 0.25% of the average daily net asset value of the Small Cap Value Equity Fund. MassMutual pays HarbourView a fee equal to an annual rate of 0.50% of the average daily net asset value of the International Equity Fund.

MassMutual has also entered into investment sub-advisory agreements with Massachusetts Financial Services Company (“MFS”), Miller Anderson & Sherrerd, LLP (“MAS”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), and Waddell & Reed Investment Management Company (“Waddell & Reed”). These agreements provide that (1) MFS manage the investment and reinvestment of the assets of the Growth Equity Fund, (2) MAS manage the investment and reinvestment of the assets of the Mid Cap Growth Equity Fund, and (3) J.P. Morgan and Waddell & Reed each manage the investment and reinvestment of 50% of the assets of the Small Cap Growth Equity Fund.

MassMutual pays MFS, MAS, J.P. Morgan, and Waddell & Reed a sub-advisory fee based upon (1) the average daily net assets of the specified Fund plus (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-advisor provides sub-advisory services.

MassMutual pays MFS a fee equal to an annual rate of 0.40% of the first $300,000,000, 0.37% of the next $300,000,000, 0.35% of the next $300,000,000, 0.32% of the next $600,000,000, and 0.25% of assets over $1.5 billion. MFS also provides investment sub-advisory services for MML Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

Notes to Financial Statements (Continued)

MassMutual pays MAS a fee equal to an annual rate of 0.55% of the first $150,000,000 and 0.50% of assets over $150,000,000.

MassMutual pays J.P. Morgan a fee equal to an annual rate of 0.60% of the first $200,000,000, 0.55% of the next $300,000,000, and 0.50% of assets over $500,000,000. J.P. Morgan also provides investment sub-advisory services for MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

MassMutual pays Waddell & Reed a fee equal to an annual rate of 0.75% of the first $100,000,000 and 0.70% of assets over $100,000,000. Waddell & Reed also provides investment sub-advisory services for MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

Administration Fees
Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

	Class A	Class L	Class Y	Class S
Prime Fund	0.3323%	0.3323%	0.1823%	0.0823%
Short-Term Bond Fund	0.3167%	0.3167%	0.1667%	0.1167%
Core Bond Fund	0.2932%	0.2932%	0.1432%	0.0932%
Diversified Bond Fund	0.3232%	0.3232%	0.1732%	0.1232%
Balanced Fund	0.3952%	0.3952%	0.2452%	0.0852%
Core Equity Fund	0.3175%	0.3175%	0.1675%	0.0675%
Growth Equity Fund	0.2975%	0.2975%	0.1475%	0.0875%
Small Cap Value Equity Fund	0.3345%	0.3345%	0.1845%	0.0845%
Mid Cap Growth Equity Fund	0.3075%	0.3075%	0.1575%	0.0875%
Small Cap Growth Equity Fund	0.4075%	0.4075%	0.2575%	0.1175%
International Equity Fund	0.2952%	0.2952%	0.1452%	0.1152%

Prior to May 3, 1999, MassMutual received an administrative services fee at the following annual rates:

	Class A	Class Y	Class S
Prime Fund	0.4823%	0.0823%	0.0777%
Short-Term Bond Fund	0.4767%	0.1767%	0.0777%
Core Bond Fund	0.4832%	0.1832%	0.0777%
Balanced Fund	0.4852%	0.2852%	0.0777%
Core Equity Fund	0.4875%	0.2875%	0.0777%
Small Cap Value Equity Fund	0.4845%	0.2845%	0.0777%
International Equity Fund	0.4752%	0.1752%	0.0774%

Prior to December 1, 1998, the administrative services fee for Class Y shares of the MassMutual Prime Fund, Short Term-Bond Fund, Core Bond Fund and International Equity Fund was 0.2823%, 0.2767%, 0.2832% and 0.2752% respectively.

Service Fees
MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each fund pay a fee of 0.25% to (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of a Fund and/or maintenance of Class A shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual.

Other	Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

At December 31, 1999, MassMutual or separate investment accounts thereof owned 92.29% of the outstanding shares of the Trust.

Affiliate Transaction
As of the close of business on July 31, 1998, MassMutual separate investment accounts purchased Class S shares of certain Funds in exchange for the contribution of securities having equivalent value, as determined in accordance with the procedures adopted by the Funds to value assets pursuant to Rule 17a-7 under the Investment Company Act of 1940, as amended. These separate investment accounts had been established and maintained by Connecticut Mutual Life Insurance Company, which was merged with and into MassMutual as of February 29, 1996. MassMutual succeeded to these separate investment accounts by operation of law.

Each MassMutual separate investment account had the identical investment adviser, portfolio manager and similar investment objective as the Fund to which it contributed securities. MassMutual separate investment accounts purchased 67,513.069 Class S shares of Prime Fund in exchange for securities having a value of $10,497,607, MassMutual separate investment accounts purchased 1,764,834.394 Class S shares of Short-Term Bond Fund in exchange for securities having a value of $18,671,948, MassMutual separate investment accounts purchased 2,916,145.299 Class S shares of Core Bond Fund in exchange for securities having a value of $32,835,796, MassMutual separate investment accounts purchased 1,889,423.457 Class S shares of Core Equity Fund in exchange for securities having a value of $33,896,257, and MassMutual separate investment accounts purchased 1,344,543.249 Class S shares of International Equity Fund in exchange for securities having a value of $20,006,804.

4.	Purchases And Sales of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 1999 were as follows:
		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
	Short-Term Bond Fund	$98,623,656	$52,205,777
	Core Bond Fund	226,079,855	136,758,457
	Diversified Bond Fund	12,831,445	17,853,887
	Balanced Fund	100,414,676	105,073,392
	Core Equity Fund	-	328,010,770
	Growth Equity Fund	-	126,691,738
	Small Cap Value Equity Fund	-	201,085,152
	Mid Cap Growth Equity Fund	-	61,986,516
	Small Cap Growth Equity Fund	-	83,101,881
	International Equity Fund	-	539,439,812
Sales
	Short-Term Bond Fund	$89,570,066	$22,381,861
	Core Bond Fund	207,400,169	182,469,904
	Diversified Bond Fund	6,213,973	996,408
	Balanced Fund	41,419,527	78,760,977
	Core Equity Fund	-	930,050,031
	Growth Equity Fund	-	48,493,589
	Small Cap Value Equity Fund	-	211,867,362
	Mid Cap Growth Equity Fund	-	60,545,307
	Small Cap Growth Equity Fund	-	25,530,217
	International Equity Fund	-	460,056,251

Notes to Financial Statements (Continued)

5.	Capital Share Transactions	The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Class 1 Year ended December 31, 1998		Class 2 Year ended December 31, 1998		Class 3 Year ended December 31, 1998
	Shares	Amount	Shares	Amount	Shares	Amount
Prime Fund

Sold	-	$ -	-	$ -	-	$ -
Issued as reinvestment of dividends	-	-	-	-	-	-
Redeemed	(758)	(114,315)	(770)	(116,323)	(777)	(117,416)

Net increase (decrease)	(758)	$(114,315)	(770)	$(116,323)	(777)	$(117,416)

Short-Term Bond Fund

Sold	-	-	-	-	-	-
Issued as reinvestment of dividends	-	-	-	-	-	-
Redeemed	(11,916)	(122,436)	(12,115)	(124,585)	(12,213)	(125,819)

Net increase (decrease)	(11,916)	$(122,436)	(12,115)	$(124,585)	(12,213)	$(125,819)

Core Bond Fund

Sold	-	-	-	-	-	-
Issued as reinvestment of dividends	-	-	-	-	-	-
Redeemed	(12,073)	(131,171)	(12,265)	(133,481)	(12,379)	(134,838)

Net increase (decrease)	(12,073)	$(131,171)	(12,265)	$(133,481)	(12,379)	$(134,838)

Balanced Fund

Sold	-	-	-	-	-	-
Issued as reinvestment of dividends	-	-	-	-	-	-
Redeemed	(11,560)	(156,975)	(11,735)	(159,724)	(11,820)	(161,227)

Net increase (decrease)	(11,560)	$(156,975)	(11,735)	$(159,724)	(11,820)	$(161,227)

Core Equity Fund

Sold	-	-	-	-	-	-
Issued as reinvestment of dividends	-	-	-	-	-	-
Redeemed	(11,555)	(196,012)	(11,719)	(199,451)	(11,813)	(201,310)

Net increase (decrease)	(11,555)	$(196,012)	(11,719)	$(199,451)	(11,813)	$(201,310)

Small Cap Value Equity Fund

Sold	-	-	-	-	-	-
Issued as reinvestment of dividends	-	-	-	-	-	-
Redeemed	(11,677)	(192,471)	(11,809)	(195,879)	(11,922)	(198,007)

Net increase (decrease)	(11,677)	$(192,471)	(11,809)	$(195,879)	(11,922)	$(198,007)

International Equity Fund

Sold	-	-	-	-	-	-
Issued as reinvestment of dividends	-	-	-	-	-	-
Redeemed	(10,526)	(128,942)	(10,635)	(131,194)	(10,680)	(132,039)

Net increase (decrease)	(10,526)	$(128,942)	(10,635)	$(131,194)	(10,680)	$(132,039)

Notes to Financial Statements (Continued)

	Class A				Class L
	Year ended December 31, 1999		Year ended December 31, 1998		Year ended December 31, 1999
	Shares	Amount	Shares	Amount	Shares	Amount
Prime Fund

Sold	73,374	$11,352,761	165	$114,317	229,479	$35,616,950
Issued as reinvestment of dividends	204	30,930	629	94,657	344	52,197
Redeemed	(50,941)	(7,932,258)	-	-	(165,002)	(25,791,275)

Net increase (decrease)	22,637	$ 3,451,433	794	$208,974	64,821	$ 9,877,872

Short-Term Bond Fund

Sold	20,024	211,639	11,943	122,436	250,614	2,628,682
Issued as reinvestment of dividends	761	7,604	598	6,169	9,033	89,697
Redeemed	(19,858)	(209,907)	-	-	(106,119)	(1,116,800)

Net increase (decrease)	927	$ 9,336	12,541	$128,605	153,528	$ 1,601,579

Core Bond Fund

Sold	52,002	559,070	12,081	131,171	314,607	3,392,536
Issued as reinvestment of dividends	3,529	35,827	693	7,660	14,348	145,498
Redeemed	(11,402)	(122,879)	-	-	(95,473)	(1,032,157)

Net increase (decrease)	44,129	$ 472,018	12,774	$138,831	233,482	$ 2,505,877

Diversified Bond Fund

Sold	10,100	101,000	-	-	10,100	101,000
Issued as reinvestment of dividends	408	3,906	-	-	425	4,069
Redeemed	-	-	-	-	-	-

Net increase (decrease)	10,508	$ 104,906	-	$ -	10,525	$ 105,069

Balanced Fund

Sold	41,448	579,667	11,185	156,981	12,470	179,705
Issued as reinvestment of dividends	1,839	24,399	1,280	18,167	613	8,164
Redeemed	(12,355)	(169,986)	-	-	-	-

Net increase (decrease)	30,932	$ 434,080	12,465	$175,148	13,083	$ 187,869

Core Equity Fund

Sold	107,405	1,899,077	10,877	195,979	190,854	3,428,515
Issued as reinvestment of dividends	9,032	146,869	1,477	26,911	11,353	185,074
Redeemed	(15,904)	(278,435)	-	-	(56,669)	(1,024,431)

Net increase (decrease)	100,533	$ 1,767,511	12,354	$222,890	145,538	$ 2,589,158

Growth Equity Fund

Sold	204,224	2,164,106	-	-	781,425	8,169,552
Issued as reinvestment of dividends	380	4,845	-	-	1,399	17,880
Redeemed	(20,122)	(220,108)	-	-	(93,315)	(1,049,941)

Net increase (decrease)	184,482	$ 1,948,843	-	$ -	689,509	$ 7,137,491

Small Cap Value Equity Fund

Sold	6,813	93,693	11,008	192,471	171,086	2,386,181
Issued as reinvestment of dividends	629	8,446	1,356	18,512	4,162	55,693
Redeemed	(469)	(6,313)	-	-	(54,682)	(766,002)

Net increase (decrease)	6,973	$ 95,826	12,364	$210,983	120,566	$ 1,675,872

Mid Cap Growth Equity Fund

Sold	52,662	564,110	-	-	348,047	3,652,290
Issued as reinvestment of dividends	-	-	-	-	-	-
Redeemed	(3,627)	(46,132)	-	-	(14,789)	(187,707)

Net increase (decrease)	49,035	$ 517,978	-	$ -	333,258	$ 3,464,583

Small Cap Growth Equity Fund

Sold	110,847	1,319,106	-	-	166,224	2,023,659
Issued as reinvestment of dividends	1,169	18,351	-	-	1,488	23,386
Redeemed	(2,192)	(31,492)	-	-	(29,302)	(359,348)

Net increase (decrease)	109,824	$ 1,305,965	-	$ -	138,410	$ 1,687,697

International Equity Fund

Sold	20,124	282,108	10,066	128,943	547,706	7,233,586
Issued as reinvestment of dividends	1,388	22,974	1,768	20,433	18,072	304,169
Redeemed	(940)	(15,306)	-	-	(131,642)	(1,766,424)

Net increase (decrease)	20,572	$ 289,776	11,834	$149,376	434,136	$ 5,771,331

Notes to Financial Statements (Continued)

			Class Y
	Year ended December 31, 1999			Year ended December 31, 1998
	Shares	Amount		Shares	Amount
Prime Fund

Sold	1,209,819	$187,356,002		3,752	$2,693,260
Issued as reinvestment of dividends	8,916	1,354,719		2,924	440,359
Redeemed	(1,002,697)	(154,949,637)		(2,987)	(2,160,066)

Net increase (decrease)	216,038	$ 33,761,084		3,689	$ 973,553

Short-Term Bond Fund

Sold	231,843	2,448,022		24,718	253,405
Issued as reinvestment of dividends	11,337	113,028		1,355	13,960
Redeemed	(87,675)	(926,560)		-	-

Net increase (decrease)	155,505	$ 1,634,490		26,073	$ 267,365

Core Bond Fund

Sold	2,255,686	24,322,491		34,044	376,986
Issued as reinvestment of dividends	118,565	1,203,657		2,137	23,662
Redeemed	(486,712)	(5,255,060)		-	-

Net increase (decrease)	1,887,539	$ 20,271,088		36,181	$ 400,648

Diversified Bond Fund

Sold	14,723	146,750		-	-
Issued as reinvestment of dividends	628	6,010		-	-
Redeemed	(46)	(461)		-	-

Net increase (decrease)	15,305	$ 152,299		-	$ -

Balanced Fund

Sold	5,336,744	62,321,909		66,553	998,046
Issued as reinvestment of dividends	228,629	3,067,136		7,477	106,178
Redeemed	(1,154,966)	(3,703,011)		-	-

Net increase (decrease)	4,410,407	$ 61,686,034		74,030	$1,104,224

Core Equity Fund

Sold	1,603,200	29,226,856		36,358	680,054
Issued as reinvestment of dividends	124,119	2,025,621		4,711	86,146
Redeemed	(528,923)	(8,916,151)		(76)	(1,406)

Net increase (decrease)	1,198,396	$ 22,336,326		40,993	$ 764,794

Growth Equity Fund

Sold	2,953,387	30,935,957		-	-
Issued as reinvestment of dividends	5,344	68,299		-	-
Redeemed	(315,199)	(3,586,730)		-	-

Net increase (decrease)	2,643,532	$ 27,417,526		-	$ -

Small Cap Value Equity Fund

Sold	320,351	4,424,499		35,834	592,343
Issued as reinvestment of dividends	12,102	161,987		4,565	62,162
Redeemed	(78,501)	(1,048,552)		-	-

Net increase (decrease)	253,952	$ 3,537,934		40,399	$ 654,505

Mid Cap Growth Equity Fund

Sold	3,317,139	34,191,909		-	-
Issued as reinvestment of dividends	-	-		-	-
Redeemed	(308,339)	(3,497,621)		-	-

Net increase (decrease)	3,008,800	$ 30,694,288		-	$ -

Small Cap Growth Equity Fund

Sold	898,796	11,950,977		-	-
Issued as reinvestment of dividends	7,835	123,242		-	-
Redeemed	(109,837)	(1,637,602)		-	-

Net increase (decrease)	796,794	$ 10,436,617		-	$ -

International Equity Fund

Sold	568,711	7,778,845		38,055	478,075
Issued as reinvestment of dividends	23,432	390,644		6,192	70,949
Redeemed	(85,588)	(1,292,321)		-	-

Net increase (decrease)	506,555	$ 6,877,168		44,247	$ 549,024

Notes to Financial Statements (Continued)

			Class S
	Year ended December 31, 1999			Year ended December 31, 1998
	Shares	Amount		Shares	Amount
Prime Fund

Sold	6,949,101	$ 1,072,954,160		4,115,282	$638,299,753
Issued as reinvestment of dividends	83,012	12,628,175		84,589	12,743,282
Redeemed	(6,619,900)	(1,021,469,974)		(4,129,942)	(641,242,129)

Net increase (decrease)	412,213	$ 64,112,361		69,929	$ 9,800,906

Short-Term Bond Fund

Sold	6,231,576	65,280,828		17,247,226	181,488,648
Issued as reinvestment of dividends	1,300,624	12,980,235		1,435,196	14,781,099
Redeemed	(13,888,005)	(145,060,737)		(10,729,747)	(113,935,929)

Net increase (decrease)	(6,355,805)	$ (66,799,674)		7,952,675	$ 82,333,818

Core Bond Fund

Sold	24,635,752	266,969,331		38,073,055	432,227,434
Issued as reinvestment of dividends	3,651,807	37,178,633		3,534,486	39,029,032
Redeemed	(33,871,158)	(369,407,759)		(19,631,777)	(221,930,815)

Net increase (decrease)	(5,583,599)	$ (65,259,795)		21,975,764	$249,325,651

Diversified Bond Fund

Sold	2,533,958	25,335,526		-	-
Issued as reinvestment of dividends	108,776	1,040,982		-	-
Redeemed	(30,000)	(300,000)		-	-

Net increase (decrease)	2,612,734	$ 26,076,508		-	$ -

Balanced Fund

Sold	15,470,302	220,776,192		20,316,077	292,097,210
Issued as reinvestment of dividends	2,625,658	35,268,702		4,299,084	60,833,346
Redeemed	(22,990,430)	(325,959,956)		(18,473,081)	(263,514,399)

Net increase (decrease)	(4,894,470)	$ (69,915,062)		6,142,080	$ 89,416,157

Core Equity Fund

Sold	36,534,385	671,947,291		44,529,203	800,704,772
Issued as reinvestment of dividends	15,026,432	247,629,362		14,432,891	260,360,335
Redeemed	(72,256,616)	(1,317,324,350)		(52,073,640)	(934,469,135)

Net increase (decrease)	(20,695,799)	$ (397,747,697)		6,888,454	$126,595,972

Growth Equity Fund

Sold	5,330,081	56,121,602		-	-
Issued as reinvestment of dividends	10,005	127,960		-	-
Redeemed	(470,411)	(5,525,376)		-	-

Net increase (decrease)	4,869,675	$ 50,724,186		-	$ -

Small Cap Value Equity Fund

Sold	15,290,501	207,849,275		17,908,247	280,817,097
Issued as reinvestment of dividends	1,725,684	23,167,535		3,355,752	45,664,695
Redeemed	(18,384,285)	(252,533,101)		(14,284,755)	(224,319,032)

Net increase (decrease)	(1,368,100)	$ (21,516,291)		6,979,244	$102,162,760

Mid Cap Growth Equity Fund

Sold	4,926,414	51,900,529		-	-
Issued as reinvestment of dividends	-	-		-	-
Redeemed	(600,808)	(6,893,118)		-	-

Net increase (decrease)	4,325,606	$ 45,007,411		-	$ -

Small Cap Growth Equity Fund

Sold	6,239,242	72,748,441		-	-
Issued as reinvestment of dividends	65,056	1,023,995		-	-
Redeemed	(504,868)	(6,657,643)		-	-

Net increase (decrease)	5,799,430	$ 67,114,793		-	$ -

International Equity Fund

Sold	36,807,063	483,253,984		24,866,276	327,156,692
Issued as reinvestment of dividends	3,183,628	51,730,162		7,099,782	81,504,250
Redeemed	(32,217,521)	(423,396,920)		(19,794,239)	(255,590,686)

Net increase (decrease)	7,773,170	$ 111,587,226		12,171,819	$153,070,256

Notes to Financial Statements (Continued)

6.	Foreign Securities
The International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7.	Federal Income Tax Information	At December 31, 1999, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

Fund name	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prime Fund	$ 355,750,791	$ 20,611	$ (43,486)	$ (22,875)
Short-Term Bond Fund	216,089,766	662,407	(3,789,523)	(3,127,116)
Core Bond Fund	766,769,992	2,616,573	(25,541,207)	(22,924,634)
Diversified Bond Fund	26,060,706	45,211	(1,046,663)	(1,001,452)
Balanced Fund	684,166,364	150,056,195	(25,753,353)	124,302,842
Core Equity Fund	1,975,611,470	1,142,667,538	(111,656,800)	1,031,010,738
Growth Equity Fund	95,777,411	20,331,648	(1,836,047)	18,495,601
Small Cap Value Equity Fund	562,879,915	168,390,018	(79,714,494)	88,675,524
Mid Cap Growth Equity Fund	85,151,045	25,502,934	(2,911,414)	22,591,520
Small Cap Growth Equity Fund	86,875,639	25,679,434	(2,606,890)	23,072,544
International Equity Fund	855,396,296	392,386,735	(38,725,873)	353,660,862

At December 31, 1999, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Amount	Expiration Date
Prime Fund	$ 21,292	12/31/2007
Prime Fund	8,471	12/31/2006
Prime Fund	7,761	12/31/2005
Prime Fund	2,368	12/31/2004
Prime Fund	2,082	12/31/2003
Core Bond Fund	6,973,915	12/31/2007
Diversified Bond Fund	108,510	12/31/2007

The following funds have elected to defer to January 1, 2000 post-October losses:

Amount
Short Term Bond	$ 10,211
Core Bond	439,887
Diversifed Bond	5,071
Balanced	1,458,909
Growth Equity	14,637
International Equity	16,559
Notes to Financial Statements (Continued)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund ’s year ended December 31, 1999 qualified for the dividends received deduction, as follows:

Balanced	29.36%
Core Equity	100.00%
Growth Equity	28.42%
Small Cap Value Equity	41.75%
Small Cap Growth Equity	3.88%
International Equity	0.08%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 1999:

Capital Gains Dividend
Short Term Bond	$ 27,317
Balanced	11,461,105
Core Equity	200,280,040
Small Cap Value Equity	3,964,032
International Equity	2,806,071

The International Equity Fund paid foreign taxes of $732,464 and earned $2,423,622 of foreign source income during the year ended December 31, 1999. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.112 per share as foreign taxes paid and $0.372 per share as income earned from foreign sources for the year ended December 31, 1999.

8.	Line of Credit
The Trust, on behalf of each Fund, maintained a discretionary line of credit agreement with PNC Bank, N.A. Each Fund may borrow under the line of credit, provided that the Trust’s borrowings do not exceed $25,000,000 in the aggregate at any one time. Interest is charged based on outstanding borrowings at the Federal Funds Rate plus 0.45%. The Core Equity Fund and the International Equity Fund utilized the line of credit during the year ended December 31, 1999. Average daily borrowings for the Core Equity Fund for the year ended December 31, 1999 were $15,875,000 and the average interest rate was 5.14%. Average daily borrowings for the International Equity Fund for the year ended December 31, 1999 were $4,381,818 and the average interest rate was 5.21%. The maximum borrowing outstanding during the year ended December 31, 1999 by the Trust was $25,000,000. During the year, the Trust terminated its line of credit agreement with PNC Bank, N.A.

Notes to Financial Statements (Continued)

9. Reverse Stock
Split

On February 1, 1999, the Trustees of the Funds approved a reverse stock split for Class A and Class Y shares of the Prime Fund, Short-Term Bond Fund, Core Bond Fund, Balanced Fund, Core Equity Fund, Small Cap Value Equity Fund and International Equity Fund. The reverse stock split was effective as of February 5, 1999. The reverse stock split for Class A and Class Y shares was effected in connection with MassMutual’s decision to adjust the net asset value (“NAV”) for each Class A and Class Y share of each of those Funds to the NAV for the Class S share of the applicable Fund. Each Fund’s Class A and Class Y shares were given a conversion factor based on the closing NAV for that Fund’s Class S shares on February 4, 1999. The conversion factors for Class A and Class Y shares of each Fund are as follows:

Name of Fund and Share Class	Conversion Factor
Prime Fund Class A	.014467354962913
Prime Fund Class Y	.014476455941847
Short-Term Bond Fund Class A	.975895602770351
Short-Term Bond Fund Class Y	.976348446108085
Core Bond Fund Class A	.921339124098803
Core Bond Fund Class Y	.920821459897991
Balanced Fund Class A	.712545629080524
Balanced Fund Class Y	.711379099293889
Core Equity Fund Class A	.555030465318217
Core Equity Fund Class Y	.554699319689711
Small Cap Value Equity Fund Class A	.572029161851185
Small Cap Value Equity Fund Class Y	.571097238765261
International Equity Fund Class A	.780667933040925
International Equity Fund Class Y	.779709996060320

Each shareholder may determine the number of shares it owns as a result of the reverse stock split by multiplying the number of shares owned immediately prior to the reverse stock split by the above conversion factor. The reverse stock split did not result in a change to shareholder account balances.

10. Change in
Independent
Accountants

After consultation with the staff of the Securities and Exchange Commission ( “SEC”) as a result of concerns regarding its independence with respect to the Funds, PricewaterhouseCoopers LLP (“PwC”) resigned as auditors of the Funds, effective February 23, 1999. PwC ’s report on the financial statements for the fiscal years 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Trust ’s Audit Committee recommended engaging Deloitte & Touche LLP as the principal accountant to audit the Funds’ financial statements for fiscal years 1998 and 1999. The Board of Trustees approved the appointment of Deloitte & Touche LLP at a special meeting held on March 26, 1999.

Notes to Financial Statements (Continued)

11. New Investment
Management,
Administrative,
and Shareholder
Services
Agreements.

On or about April 2, 1999, the Funds distributed an information statement disclosing action taken by written consent of the majority shareholders of each of the following Funds: MassMutual Prime Fund, MassMutual Short-Term Bond Fund, MassMutual Core Bond Fund, MassMutual Balanced Fund, MassMutual Core Equity Fund, MassMutual Small Cap Value Equity Fund and MassMutual International Equity Fund. MassMutual was the majority shareholder of these Funds as of February 1, 1999, the record date set by the Board of Trustees. (The record date is the date for determining the number of shares and the shareholders of each Fund entitled to give consent and to receive the information statement.) On the record date, MassMutual owned the following percentages of each of the Funds:

Name of Fund	Percentage of Fund’s Shares Owned by MassMutual
Prime Fund	92.67%
Short-Term Bond Fund	100%
Core Bond Fund	99.94%
Balanced Fund	94.47%
Core Equity Fund	99.98%
Small Cap Value Fund	99.94%
International Equity Fund	99.95%
Indexed Equity Fund	99.83%

The Trustees approved the following proposals on February 1, 1999:

(1)
New Investment Management Agreements reflecting increased investment advisory fees paid to MassMutual, as Investment Manager, for the following Funds: Core Bond Fund, Core Equity Fund, Small Cap Value Equity Fund and Balanced Fund. MassMutual, as investment adviser, will be paid at an annual rate of the average daily net assets of each Fund, as follows: 0.48% for Core Bond Fund and Balanced Fund (up from 0.45%), 0.50% for Core Equity Fund (up from 0.45%); 0.58% for the Small Cap Value Fund (up from .55%).

(2)
Amendment to each Administrative and Shareholder Services Agreement for the Prime Fund, Short-Term Bond Fund, Core Bond Fund, Balanced Fund, Core Equity Fund, Small Cap Value Equity Fund, and International Equity Fund to (i) delete the requirement that Trustees approve any amendments thereto, and (ii) delete the provision terminating the agreement upon its assignment.

MassMutual, as majority shareholder, approved both proposals by written consent effective May 3, 1999.

12. Subsequent
Event

Effective January 1, 2000, Massachusetts Mutual Life Insurance Company ( “MassMutual”) completed an internal corporate reorganization among certain of the investment advisory functions and subsidiaries (the “Reorganization”). The Reorganization combined the business operations of MassMutual’s Investment Management division (the “IM Division”) and Charter Oak Capital Management, Inc. ( “Charter Oak”), a majority-owned (80%) indirect subsidiary of MassMutual, with and into David L. Babson and Company Incorporated ( “DLB”). DLB is a majority-owned (85%) indirect subsidiary of MassMutual. DLB is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and, prior to the Reorganization, served as investment sub-adviser to the MassMutual Core Equity Fund, the MassMutual Small Cap Value Equity Fund and the Core Equity segment of the MassMutual Balanced Fund.

As a result of the Reorganization, MassMutual appointed DLB to serve as investment sub-adviser for the MassMutual Prime Fund, MassMutual Short-Term Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund and the Prime and Core Bond segments of the MassMutual Balanced Fund was transferred to DLB. The Trustees of the Trust, including a majority of the Trustees who are disinterested, approved MassMutual’s appointment of DLB as sub-adviser. No increase in fees or change in portfolio management personnel for any of the Funds occurred as a result of the Reorganization or the appointment of DLB as sub-adviser to such Funds.

Independent Auditors’ Report

To the Board of Trustees and Shareholders
of MassMutual Institutional Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MassMutual Institutional Funds (the “Trust”), comprised of the Prime, Short-Term Bond, Core Bond, Diversified Bond, Balanced, Core Equity, Growth Equity, Small Cap Value Equity, Mid Cap Growth Equity, Small Cap Growth Equity, and International Equity Funds (the “Funds”) as of December 31, 1999, and the related statements of operations for the year then ended and of changes in net assets and financial highlights for the years ended December 31, 1999 and 1998. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended December 31, 1997 were audited by other auditors whose report, dated February 6, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 1999, the results of their operations, the changes in their net assets for the respectively stated periods and their financial highlights for the years ended December 31, 1999 and December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
February 4, 2000
MassMutual Indexed Equity Fund – Portfolio Manager Report

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with the market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor’s 500® Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

A fund’s “net asset value per share,” or NAV, is the market value of one share of a fund. The MassMutual Indexed Equity Fund ’s NAV for Class S shares increased from $11.82 on March 11, 1999 to $13.88 on December 31, 1999. “Net investment income” includes income from dividends and interest on the Fund’s investments after management and administrative fees have been deducted. Dividends on net investment income for Class S shares were $0.10 per share and distributions from net realized gains were $0.15 per share for the period ended December 31, 1999. Of course, past performance is no guarantee of future results.

The MassMutual Indexed Equity Fund invests all of its assets in the S&P 500® Index Master Portfolio, (the “Master Portfolio ”). The goal of the Master Portfolio is to hold all of the stocks in  — and match as closely as possible the performance of  — the Standard & Poor’s 500® Index. For the period March 1, 1999 through December 31, 1999, the MassMutual Indexed Equity Fund Class S shares returned 19.61%; the index returned 19.91%. The MassMutual Indexed Equity Fund’s performance lagged slightly behind the performance of the index, partially a result of the administrative and management fees that are deducted from the total return of the Fund.

The S&P 500 Index ended 1999 with an outstanding fourth quarter, up almost 15%, surpassing even 1998’s fourth-quarter breakout. For the year, the index returned more than 20% (after reinvesting dividends). This gain marks an unprecedented fifth consecutive calendar year of 20+% gains in the index-nearly twice the long-term historical track record.

Although the Index posted another impressive year, the advances in the index were not representative of performance of the broader market. To the contrary, the gains in the index were largely driven by a limited number of growth stocks, particularly those of the technology sector. This was evidenced by the disparity in the performance of the index’s largest 50 companies, which, on average, gained 106%, while the remaining 450 stocks returned, on average, 11%.

The Master Portfolio will continue to invest in the same securities that make up the S&P 500® Index, tracking performance of the index as closely as possible.

S&P does not sponsor the Fund or the Master Portfolio, nor is it affiliated in any way with Barclays Global Fund Advisors, the Master Portfolio’s investment adviser, the Master Portfolio or the Fund. “Standard & Poor’s”, “S&P”, “S&P 500”, and “Standard & Poor’s 500”, are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Fund and the Master Portfolio. The Fund and the Master Portfolio are not sponsored, endorsed, sold or promoted by the S&P and S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund and the Master Portfolio. S&P’s only relationship to the Fund and the Master Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index. The S&P 500 Index is determined, composed and calculated by S &P without regard to the Fund or the Master Portfolio.

MassMutual Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Indexed Equity Fund Classes A, Y, S and the Standard & Poor’s 500 Composite Index

MassMutual Indexed Equity Fund
Total Return
	For the Period	One Year	Since Inception Average Annual
	3/1/99 - 12/31/99	1/1/99 - 12/31/99	3/1/98 - 12/31/99

Class A	19.14%	19.85%	20.58%
Class Y	19.46%	20.38%	21.07%
Class S	19.61%	20.43%	21.25%

Standard & Poor ’s 500 Composite Index	19.91%	21.04%	21.81%

Hypothetical Investments in MassMutual Indexed Equity Fund Class L and the Standard & Poor’s 500 Composite Index

MassMutual Indexed Equity Fund
Total Return
Since Inception
7/1/99 - 12/31/99

Class L	7.38%

Standard & Poor ’s 500 Composite Index	7.71%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]
 Date  Class A  Class Y  Class S  S&P 500
 ----  -------  -------  -------  -------

3/1/98  $10,000  $10,000  $10,000  $10,000
5/98  $10,410  $10,420   $10,420  $10,435
8/98   $9,140   $9,160   $9,170   $9,190
11/98  $11,120  $11,160  $11,180  $11,215
2/99  $11,840  $11,898  $11,913  $11,974
5/99  $12,452  $12,533  $12,558  $12,629
8/99  $12,655  $12,738  $12,762  $12,850
12/98  $14,106  $14,213  $14,249  $14,358

[CHART]
  Date   Class L   S&P 500
  ----   -------   -------

        7/1/99   $10,000   $10,000
 7/31/99    $9,680    $9,688
   8/99    $9,628    $9,640
 9/99    $9,360    $9,376
 10/99    $9,957    $9,989
 11/99   $10,148   $10,172
 12/99   $10,738   $10,771

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor’s 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Indexed Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 1999
Assets:
Investment in S&P 500 Index Master Portfolio, at value (Note 1)	$862,288,631
Receivable for Fund shares sold	2,934,295

Total assets	865,222,926

Liabilities:
Payables for:
Fund shares redeemed	1,431,051
Directors’ fees and expenses (Note 3)	2,750
Affiliates (Note 3):
Administration fees	254,745
Service fees	1,010
Accrued expenses	22,791

Total liabilities	1,712,347

Net assets	$863,510,579

Net assets consist of:
Paid-in capital	$723,758,296
Undistributed net investment income	82,885
Accumulated net realized gain on investments and closed futures contracts	2,539,605
Net unrealized appreciation on investments and open futures contracts	137,129,793

$863,510,579

Net assets:
Class A	$ 2,066,031

Class L	$ 1,772,012

Class Y	$ 46,253,492

Class S	$813,419,044

Shares outstanding:
Class A	149,637

Class L	128,361

Class Y	3,348,812

Class S	58,621,988

Net asset value, offering price and redemption price per share:
Class A	$ 13.81

Class L	$ 13.80

Class Y	$ 13.81

Class S	$ 13.88

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Statement of Operations

Period ended December 31, 1999*
Net investment income allocated from Master Portfolio:
Dividends (net of withholding tax of $2,863)	$ 6,472,130
Interest	1,433,610
Expenses	(266,810)

Total net investment income allocated from Master Portfolio	7,638,930

Expenses:
Audit and legal fees	31,987
Directors’ fees (Note 3)	14,739
Miscellaneous	9,197

55,923

Administration fees (Note 3):
Class A	2,961
Class L**	1,681
Class Y	54,801
Class S	1,851,125
Service fees (Note 3):
Class A	1,372

Total expenses	1,967,863

Net investment income	5,671,067

Realized and unrealized gain (loss) allocated from Master Portfolio:
Net realized gain on investment transactions and closed futures contracts	9,556,323
Net change in unrealized appreciation (depreciation) on investments and open futures contracts	99,551,070

Net realized and unrealized gain allocated from Master Portfolio	109,107,393

Net increase in net assets resulting from operations	$114,778,460

*	For the period from March 1, 1999 through December 31, 1999.
**	For the period from July 1, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Period ended December 31, 1999*	Year ended February 28, 1999
Increase (Decrease) in Net Assets:

Operations:
Net investment income	$ 5,671,067	$ 3,037,136
Net realized gain on investment transactions and closed futures contracts	9,556,323	2,030,590
Net change in unrealized appreciation (depreciation) on investments and open futures contracts	99,551,070	37,578,723

Net increase in net assets resulting from operations	114,778,460	42,646,449

Distributions to shareholders (Note 2):
From net investment income:
Class A	(15,268)	(306)
Class L**	(15,109)	-
Class Y	(368,392)	(5,865)
Class S	(5,820,953)	(2,399,425)

Total distributions from net investment income	(6,219,722)	(2,405,596)

From net realized gains:
Class A	(19,403)	-
Class L**	(15,415)	-
Class Y	(425,843)	-
Class S	(8,586,752)	-

Total distributions from net realized gains	(9,047,413)	-

Net fund share transactions (Note 4):
Class A	1,808,292	100,306
Class L**	1,652,365	-
Class Y	41,823,182	806,844
Class S	291,051,476	386,515,936

Increase in net assets from net fund share transactions	336,335,315	387,423,086

Total increase in net assets	435,846,640	427,663,939

Net assets:
Beginning of period	427,663,939	-

End of period (including undistributed net investment income of $82,885 and $631,540, respectively )	$863,510,579	$427,663,939

* For the period from March 1, 1999 through December 31, 1999.
** For the period from July 1, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L
	Period ended 12/31/99††	Year ended 2/28/99	Period ended 12/31/99†
Net asset value, beginning of period	$ 11.81	$ 10.00	$ 13.11

Income (loss) from investment operations:
Net investment income	0.07 **	0.06 **	0.06 **
Net realized and unrealized gain	2.18	1.78	0.90

Total income (loss) from investment operations	2.25	1.84	0.96

Less distributions to shareholders:
From net investment income	(0.10)	(0.03)	(0.12)
From net realized gains	(0.15)	-	(0.15)

	(0.25)	(0.03)	(0.27)

Net asset value, end of period	$ 13.81	$ 11.81	$ 13.80

Total Return@	19.14%	18.40%	7.38%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 2,066	$ 118	$ 1,772
Net expenses to average daily net assets	0.85% *	1.09%	0.60% *
Net investment income to average daily net assets	0.59% *	0.57%	0.90% *

	Class Y		Class S
	Period ended 12/31/99††	Year ended 02/28/99	Period ended 12/31/99††	Year ended 02/28/99
Net asset value, beginning of period	$ 11.79	$ 10.00	$ 11.82	$ 10.00

Income (loss) from investment operations:
Net investment income	0.11 **	0.12 **	0.12 **	0.13 **
Net realized and unrealized gain	2.18	1.78	2.19	1.78

Total income (loss) from investment operations	2.29	1.90	2.31	1.91

Less distributions to shareholders:
From net investment income	(0.12)	(0.11)	(0.10)	(0.09)
From net realized gains	(0.15)	-	(0.15)	-

	(0.27)	(0.11)	(0.25)	(0.09)

Net asset value, end of period	$ 13.81	$ 11.79	$ 13.88	$ 11.82

Total Return@	19.46%	18.98%	19.61%	19.13%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 46,253	$ 859	$ 813,419	$ 426,687
Net expenses to average daily net assets	0.44% *	0.52%	0.42% *	0.43%
Net investment income to average daily net assets	1.01% *	1.09%	1.06% *	1.23%

*	Annualized
**	Per share amount calculated on the average shares method.
†	For the period from July 1, 1999 (commencement of operations) through December 31, 1999.
††	For the period from March 1, 1999 through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Notes to Financial Statements

1.	The Fund
MassMutual Indexed Equity Fund (the “Fund”) commenced operations on March 1, 1998 and is a series of MassMutual Institutional Funds (the “Trust”), an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to achieve its investment objective by investing all of its assets in the S&P 500 Index® Master Portfolio (the “Master Portfolio”) of Master Investment Portfolio (“MIP”), an open-end, management investment company. The Master Portfolio has substantially the same investment objective as the Fund. Barclays Global Fund Advisors serves as investment adviser for the Master Portfolio. The financial statements for the Master Portfolio, including its Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Only information with respect to the Fund and the Master Portfolio is included in this report. The other series of the Trust are reported in a separate report and are not included herein.

The Fund has four classes of shares: Class A, Class Y, Class S, and Class L. Class L shares began operations July 1, 1999. The principal economic difference among the Classes is the level of service and administration fees borne by the Classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

The Fund’s year end has been changed from February 28 to December 31.

2.	Significant Accounting Policies
The value of the Fund’s investment in the Master Portfolio reflects the Fund ’s proportionate interest in the net assets of the Master Portfolio (17.86% at December 31, 1999). The performance of the Fund is directly affected by the performance of the Master Portfolio. The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in accordance with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation	Valuation of securities by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

Accounting for Investments
The Fund earns income daily, net of Master Portfolio expenses, based on its investment in the Master Portfolio. All the net investment income, realized and unrealized gain or loss of the Master Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in Master Portfolio at the time of such determination.

Federal Taxes
The Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gain to the extent they are distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

During the period ended December 31, 1999, the following amounts were reclassified due to differences between book and tax accounting.

Paid-In Capital	Accumulated Undistributed Net Realized Gain (Loss) on Investments and Closed Futures Contracts	Undistributed Net Investment Income (Loss)
(105)	105	0
Mass Mutual Indexed Equity Fund – Notes to Financial Statements (Continued)

3. Administration
Fees and other
Transactions with
Affiliates

Administration
Fees

Under an administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

Class A	0.5345%
Class L	0.5345%
Class Y	0.3845%
Class S	0.3545%

Prior to April 6, 1999, MassMutual received an administrative services fee at the following annual rates:

Class A	0.7688%
Class Y	0.3888%
Class S	0.3588%

Distribution
and Service
Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. The Distributor is a majority-owned subsidiary of MassMutual. The Fund has adopted a Rule 12b-1 Plan for Class A shares of the Fund. Under the Plan, the Fund is permitted to pay distribution and service fees at the annual rate of 0.25%, in the aggregate, of the Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses.

Other
Certain officers and directors of the Fund are also officers of MassMutual. The compensation of unaffiliated directors of the Fund is borne by the Fund.

At December 31, 1999, MassMutual or separate investment accounts thereof owned 100% of the outstanding shares of Class L and 60.92%, 64.83% and 90.87% of the outstanding shares of Class A, Class Y and Class S, respectively.

Mass Mutual Indexed Equity Fund – Notes to Financial Statements (Continued)

4.	Shares of Beneficial Interest	The Fund is authorized to issue an unlimited number of shares. Changes in shares outstanding were as follows:

	Class A

	Period from March 1, 1999 to December 31, 1999		Year Ended February 28, 1999
	Shares	Amount	Shares	Amount
Sold	157,478	$2,049,106	10,000	$ 100,000

Issued as reinvestment of dividends	2,531	34,671	26	306

Redeemed	(20,398)	(275,485)	-	-

Net increase (decrease)	139,611	$1,808,292	10,026	$ 100,306

	Class L

		Period from July 1, 1999 (commencement of operations) to December 31, 1999
		Shares	Amount
Sold		133,785	$1,725,507

Issued as reinvestment of dividends		2,220	30,524

Redeemed		(7,644)	(103,666)

Net increase (decrease)		128,361	$1,652,365

Mass Mutual Indexed Equity Fund – Notes to Financial Statements (Continued)

	Class Y

	Period from March 1, 1999 to December 31, 1999		Year Ended February 28, 1999
	Shares	Amount	Shares	Amount
Sold	4,004,645	$ 51,359,107	72,879	$ 807,017

Issued as reinvestment of dividends	57,981	794,235	497	5,865

Redeemed	(786,666)	(10,330,160)	(524)	(6,038)

Net increase (decrease)	3,275,960	$ 41,823,182	72,852	$ 806,844

	Class S

	Period From March 1, 1999 to December 31, 1999		Year Ended February 28, 1999
	Shares	Amount	Shares	Amount
Sold	38,235,209	$492,911,870	46,076,164	$493,701,831

Issued as reinvestment of dividends	1,052,750	14,407,704	202,483	2,399,425

Redeemed	(16,751,920)	(216,268,098)	(10,192,698)	(109,585,320)

Net increase (decrease)	22,536,039	$291,051,476	36,085,949	$386,515,936

5. Federal Income
Tax Information
For corporate shareholders, 91.68% of the ordinary dividends paid during the Fund ’s period ended December 31, 1999 qualified for the dividends received deduction.

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated capital gain dividends of $8,203,307 for the period ended December 31, 1999.

Independent Auditors’ Report

To the Board of Trustees and Shareholders
of MassMutual Indexed Equity Fund:

We have audited the accompanying statement of assets and liabilities of the MassMutual Indexed Equity Fund as of December 31, 1999 and the related statements of operations, changes in net assets and financial highlights for the periods presented. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the MassMutual Indexed Equity Fund as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the periods presented in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
February 11, 2000
Master Investment Portfolio – S&P 500 Index Master Portfolio
Portfolio of Investments – December 31, 1999

Security Name	Shares	Value

COMMON STOCKS — 96.26%
ADVERTISING — 0.27%
Interpublic Group Co Inc	107,383	$ 6,194,657
Omnicom Group	67,509	6,750,900

TOTAL ADVERTISING
— VALUE		$ 12,945,557
— COST		$ 6,043,792

AEROSPACE/DEFENSE — 1.18%
Boeing Co	356,357	$ 14,811,088
General Dynamics Corp	71,266	3,759,281
Goodrich (B F) Co	34,653	952,957
Honeywell International Inc	299,106	17,254,677
Lockheed Martin Corp	151,413	3,312,159
Northrop Grumman Corp	26,579	1,436,927
Raytheon Co Class B	129,063	3,428,236
United Technologies Corp	182,808	11,882,520

TOTAL AEROSPACE/DEFENSE
— VALUE		$ 56,837,845
— COST		$ 50,908,685

AIRLINES — 0.22%
AMR Corp †	57,567	$ 3,856,989
Delta Air Lines Inc	53,167	2,648,381
Southwest Airlines Co	193,037	3,124,786
USAirways Group Inc †	28,465	912,659

TOTAL AIRLINES
— VALUE		$ 10,542,815
— COST		$ 9,589,571

APPAREL — 0.17%
Liz Claiborne Inc	24,271	$ 913,196
Nike Inc Class B	107,232	5,314,686
Reebok International Ltd †	22,146	181,320
Russell Corp	13,707	229,592
VF Corp	46,290	1,388,700

TOTAL APPAREL
— VALUE		$ 8,027,494
— COST		$ 8,026,371

AUTO MANUFACTURERS — 0.93%
Ford Motor Co	458,260	$ 24,488,269
General Motors Corp Class A	243,639	17,709,510
Navistar International Corp †	25,666	1,215,927
PACCAR Inc	30,273	1,341,472

TOTAL AUTO MANUFACTURERS
— VALUE		$ 44,755,178
— COST		$ 31,543,211

AUTO PARTS & EQUIPMENT — 0.20%
Cooper Tire & Rubber Co	29,617	$ 460,915
Dana Corp	64,030	1,916,898
Security Name	Shares	Value

Delphi Automotive Systems Corp	216,361	$ 3,407,686
Goodyear Tire & Rubber Co	60,125	1,694,773
TRW Inc	46,477	2,413,899

TOTAL AUTO PARTS & EQUIPMENT
— VALUE		$ 9,894,171
— COST		$ 11,608,581

BANKS — 4.96%
Amsouth Bancorp	133,902	$ 2,585,982
Bank of New York Co Inc	279,156	11,166,240
Bank One Corp	437,601	14,030,582
BankAmerica Corp	647,205	32,481,601
BB&T Corp	120,484	3,298,250
Chase Manhattan Corp	313,185	24,330,560
Comerica Inc	59,938	2,798,355
Fifth Third Bancorp	109,658	8,046,156
First Union Corp	362,892	11,907,394
Firstar Corp	374,181	7,904,574
FleetBoston Financial Corp	349,568	12,169,336
Golden West Financial	63,654	2,132,409
Huntington Bancshares Inc	88,677	2,117,163
KeyCorp	171,409	3,792,424
Mellon Financial Corp	195,583	6,662,046
Morgan (J P) & Co Inc	66,489	8,419,170
National City Corp	235,464	5,577,554
Northern Trust Corp	85,146	4,512,738
Old Kent Financial Corp	34,400	1,216,900
PNC Bank Corp	114,295	5,086,127
Regions Financial Corp	85,833	2,156,554
Republic New York Corp	40,184	2,893,248
SouthTrust Corp	63,289	2,393,115
State Street Boston Corp	61,542	4,496,412
Summit Bancorp	66,056	2,022,965
SunTrust Banks Inc	122,242	8,411,778
Synovus Financial Corp	103,581	2,058,672
U.S. Bancorp	278,309	6,627,233
Union Planters Corp	53,845	2,123,512
Wachovia Corp	77,040	5,238,720
Washington Mutual Inc	220,472	5,732,272
Wells Fargo & Co	623,474	25,211,730

TOTAL BANKS
— VALUE		$ 239,601,772
— COST		$ 226,819,971

BEVERAGES — 1.91%
Anheuser-Busch Inc	177,324	$ 12,567,839
Brown-Forman Corp Class B	26,460	1,514,835
Coca-Cola Co	934,391	54,428,276
Coca-Cola Enterprises Co	162,898	3,278,322
Coors (Adolph) Co Class B	14,382	755,055

(Continued)

The accompanying notes are an integral part of the financial statements.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Portfolio of Investments – December 31, 1999 – (Continued)

Security Name	Shares	Value

Diageo PLC ADR (UK)	17	$ 544
Pepsico Inc	553,554	19,512,779

TOTAL BEVERAGES
— VALUE		$ 92,057,650
— COST		$ 80,351,664

BIOTECHNOLOGY — 0.66%
Amgen Inc †	386,562	$ 23,217,880
Monsanto Co	240,552	8,569,739

TOTAL BIOTECHNOLOGY
— VALUE		$ 31,787,619
— COST		$ 15,323,757

BUILDING MATERIALS — 0.13%
Armstrong World Industries Inc	15,543	$ 518,748
Masco Corp	156,883	3,980,906
Owens Corning Fiberglas Corp	20,986	405,292
Vulcan Materials Co	32,120	1,282,793

TOTAL BUILDING MATERIALS
— VALUE		$ 6,187,739
— COST		$ 6,873,934

CHEMICALS — 1.20%
Air Products & Chemicals Inc	87,959	$ 2,952,124
Ashland Inc	28,437	936,644
Dow Chemical Co	83,558	11,165,438
Du Pont (E I) de Nemours	394,057	25,958,505
Eastman Chemical Co	30,282	1,444,073
Engelhard Corp	48,653	918,325
Grace (W R) Co †	27,178	377,095
Great Lakes Chemical Corp	22,691	866,513
Hercules Inc	38,616	1,076,421
Praxair Inc	60,801	3,059,050
Rohm & Haas Co	81,296	3,307,731
Sherwin Williams Co	65,777	1,381,317
Sigma-Aldrich Corp	39,041	1,173,670
Union Carbide Corp	51,017	3,405,385

TOTAL CHEMICALS
— VALUE		$ 58,022,291
— COST		$ 47,443,341

COMMERCIAL SERVICES — 0.49%
Block (H R) Inc	37,527	$ 1,641,806
Cendant Corp †	274,479	7,290,848
Deluxe Corp	30,074	825,155
Donnelley (R R) & Sons Co	49,915	1,238,516
Dun & Bradstreet Corp	62,396	1,840,682
Ecolab Inc	50,020	1,957,033
Equifax Inc	55,846	1,315,871
McKesson HBOC Inc	105,816	2,387,474
Paychex Inc	94,001	3,760,040
Security Name	Shares	Value

Quintiles Transnational Corp †	25,800	$ 482,137
Service Corp International	101,954	707,306

TOTAL COMMERCIAL SERVICES
— VALUE		$ 23,446,868
— COST		$ 28,439,975

COMPUTERS —9.58%
3Com Corp †	133,118	$ 6,256,546
Adaptec Inc †	31,300	1,561,087
Apple Computer Inc †	60,296	6,199,183
Cabletron Systems Inc †	62,807	1,632,982
Ceridian Corp †	55,853	1,204,330
Cisco Systems Inc †	1,229,986	131,762,250
Compaq Computer Corp	644,412	17,439,400
Computer Sciences Corp †	61,031	5,775,058
Dell Computer Corp †	961,746	49,049,046
Electronic Data Systems Corp	179,898	12,041,922
EMC Corp †	383,629	41,911,468
Gateway Inc †	119,048	8,578,897
Hewlett-Packard Co	383,434	43,687,511
International Business Machine Corp	681,649	73,618,092
Lexmark International Group Class A †	44,975	4,070,237
Network Appliance Inc †	53,250	4,423,078
Seagate Technology Inc †	79,776	3,714,570
Silicon Graphics Inc †	73,128	717,569
Sun Microsystems Inc †	585,786	45,361,803
Unisys Corp †	108,675	3,470,808

TOTAL COMPUTERS
— VALUE		$ 462,475,837
— COST		$ 176,115,888

COSMETICS/PERSONAL CARE — 2.16%
Alberto-Culver Co Class B	21,777	$ 562,119
Avon Products Inc	96,143	3,172,719
Colgate-Palmolive Co	221,134	14,373,710
Gillette Co	408,333	16,818,215
International Flavor & Fragrances Inc	40,998	1,547,674
Kimberly-Clark Corp	202,091	13,186,438
Procter & Gamble Co	497,231	54,477,871

TOTAL COSMETICS/PERSONAL CARE
— VALUE		$ 104,138,746
— COST		$ 68,964,678

DISTRIBUTION/WHOLESALE — 0.19%
Costco Wholesale Corp †	83,938	$ 7,659,342
Genuine Parts Co	69,138	1,715,489

TOTAL DISTRIBUTION/WHOLESALE
— VALUE		$ 9,374,831
— COST		$ 5,792,322

(Continued)

The accompanying notes are an integral part of the financial statements.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Portfolio of Investments – December 31, 1999 – (Continued)

Security Name	Shares	Value

DIVERSIFIED FINANCIAL SERVICES — 4.91%
American Express Corp	169,847	$ 28,237,064
Associates First Capital Corp	276,610	7,589,487
Bear Stearns Co Inc	47,199	2,017,757
Capital One Financial Corp	75,490	3,637,674
Citigroup Inc	1,275,154	70,850,744
Countrywide Credit Industries Inc	43,374	1,095,193
Federal Home Loan Mortgage Corporation	263,711	12,410,899
Federal National Mortgage Association	388,233	24,240,298
Franklin Resources Inc	96,631	3,098,231
Household International Inc	181,216	6,750,296
Lehman Brothers Holdings	45,325	3,838,461
MBNA Corp	304,775	8,305,119
Merrill Lynch & Co Inc	140,237	11,709,789
Morgan Stanley Dean Witter	211,367	30,172,639
Paine Webber Group Inc	55,154	2,140,665
Price (T Rowe) & Associates	35,000	1,292,812
Providian Financial Corp	54,109	4,927,301
Schwab (Charles) Corp	310,318	11,908,453
SLM Holding Corp	61,684	2,606,149

TOTAL DIVERSIFIED FINANCIAL SERVICES
— VALUE		$ 236,829,031
— COST		$ 143,235,527

ELECTRIC — 1.56%
AES Corp †	73,105	$ 5,464,599
Ameren Corp	52,966	1,734,636
American Electric Power Inc	74,389	2,389,747
Carolina Power & Light Co	59,226	1,802,691
Central & South West Corp	82,182	1,643,640
Cinergy Corp	61,411	1,481,540
CMS Energy Corp	43,993	1,372,032
Consolidated Edison Inc	84,720	2,922,840
Constellation Energy Group	57,860	1,677,940
Dominion Resources Inc	73,506	2,885,110
DTE Energy Co	56,010	1,757,314
Duke Energy Corp	138,806	6,957,651
Edison International	132,874	3,479,638
Entergy Corp	94,882	2,443,211
FirstEnergy Corp	90,161	2,045,528
Florida Progress Corp	37,858	1,601,867
FPL Group Inc	68,706	2,941,476
GPU Inc	48,607	1,455,172
New Century Energies Inc	44,293	1,345,400
Niagara Mohawk Holdings Inc †	72,680	1,012,978
Northern States Power Co	58,795	1,146,502
PECO Energy Co	71,748	2,493,243
PG&E Corp	147,012	3,013,746
Pinnacle West Capital Corp	23,500	718,219
PP & L Resources Inc	59,377	1,358,249
Public Service Enterprise Group	84,063	2,926,443
Reliant Energy Inc	112,934	2,583,365
Southern Co	260,050	6,111,175
Security Name	Shares	Value

Texas Utilities Co	105,661	$ 3,757,569
Unicom Corp	83,448	2,795,508

TOTAL ELECTRIC
— VALUE		$ 75,319,029
— COST		$ 77,602,095

ELECTRICAL COMPONENTS & EQUIPMENT — 0.25%
Emerson Electric Co	165,032	$ 9,468,711
Molex Inc	50,600	2,868,387

TOTAL ELECTRICAL COMPONENTS & EQUIPMENT
— VALUE		$ 12,337,098
— COST		$ 10,607,048

ELECTRONICS — 0.66%
Analog Devices Inc †	59,990	$ 5,579,070
Johnson Controls Inc	32,858	1,868,799
Millipore Corp	17,225	665,316
Parker Hannifin Corp	41,831	2,146,453
PE Corp-PE Biosystems Group	38,586	4,642,378
Perkin Elmer Inc	17,648	735,701
Solectron Corp †	106,352	10,116,734
Tektronix Inc	18,410	715,689
Teradyne Inc †	56,740	3,744,840
Thermo Electron Corp †	61,303	919,545
Thomas & Betts Corp	21,793	694,652

TOTAL ELECTRONICS
— VALUE		$ 31,829,177
— COST		$ 20,085,745

ENGINEERING & CONSTRUCTION — 0.03%
Fluor Corp	29,408	$ 1,349,107
Foster Wheeler Corp	15,952	141,574

TOTAL ENGINEERING & CONSTRUCTION
— VALUE		$ 1,490,681
— COST		$ 1,940,013

ENTERTAINMENT — 0.05%
Harrah’s Entertainment Inc †	48,115	$ 1,272,040
Mirage Resorts Inc †	73,225	1,121,258

TOTAL ENTERTAINMENT
— VALUE		$ 2,393,298
— COST		$ 2,764,549
ENVIRONMENTAL CONTROL — 0.09%
Allied Waste Industries Inc †	50,915	$ 448,688
Waste Management Inc	234,418	4,029,059

TOTAL ENVIRONMENTAL CONTROL
— VALUE		$ 4,477,747
— COST		$ 12,258,279

(Continued)

The accompanying notes are an integral part of the financial statements.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Portfolio of Investments – December 31, 1999 – (Continued)

Security Name	Shares	Value

FOOD — 1.92%
Albertson’s Inc	160,326	$ 5,170,514
Archer-Daniels-Midland Co	236,583	2,883,355
Bestfoods	106,212	5,582,768
Campbell Soup Co	165,111	6,387,732
ConAgra Inc	186,381	4,205,221
General Mills Inc	116,686	4,171,524
Great Atlantic & Pacific Tea Co	14,838	413,609
Heinz (H J) Co	136,452	5,432,495
Hershey Foods Corp	53,535	2,542,913
Kellogg Co	154,449	4,758,960
Kroger Co †	316,160	5,967,520
Nabisco Group Holdings Corp	125,413	1,332,513
Quaker Oats Co	51,208	3,360,525
Ralston-Purina Group	123,746	3,449,420
Safeway Inc †	190,959	6,790,979
Sara Lee Corp	343,377	7,575,755
Super Value Inc	46,279	925,580
Sysco Corp	126,212	4,993,262
Unilever NV	216,889	11,806,895
Winn-Dixie Stores Inc	57,358	1,373,007
Wrigley (W M) Jr Co	44,437	3,685,494

TOTAL FOOD
— VALUE		$ 92,810,041
— COST		$ 95,478,258

FOREST PRODUCTS & PAPER — 0.65%
Boise Cascade Corp	22,043	$ 892,742
Champion International Corp	36,981	2,290,511
Fort James Corp	85,028	2,327,642
Georgia-Pacific Corp	65,839	3,341,329
International Paper Co	157,147	8,868,984
Louisiana-Pacific Corp	41,771	595,237
Mead Corp	39,296	1,706,920
Potlatch Corp	11,371	507,431
Temple-Inland Inc	21,587	1,423,393
Westvaco Corp	38,863	1,267,905
Weyerhaeuser Co	83,345	5,985,213
Willamette Industries Inc	42,972	1,995,512

TOTAL FOREST PRODUCTS & PAPER
— VALUE		$ 31,202,819
— COST		$ 24,681,546

GAS — 0.07%
Eastern Enterprises	8,432	$ 484,313
NICOR Inc	18,445	599,463
ONEOK Inc	12,234	307,379
Peoples Energy Corp	13,909	465,952
Sempra Energy	92,729	1,611,166

TOTAL GAS
— VALUE		$ 3,468,273
— COST		$ 3,873,551

Security Name	Shares	Value

HAND/MACHINE TOOLS — 0.11%
Black & Decker Corp	33,627	$ 1,757,011
Grainger (W W) Inc	36,123	1,727,131
Milacron Inc	14,859	228,457
Snap-On Inc	23,453	622,970
Stanley Works	34,452	1,037,867

TOTAL HAND/MACHINE TOOLS
— VALUE		$ 5,373,436
— COST		$ 4,908,947

HEALTH CARE — 2.24%
Allergan Inc	50,800	$ 2,527,300
Bard (C R) Inc	19,978	1,058,834
Bausch & Lomb Inc	21,821	1,493,375
Baxter International Inc	110,721	6,954,663
Becton Dickinson & Co	96,061	2,569,632
Biomet Inc	43,468	1,738,720
Boston Scientific Corp †	152,221	3,329,834
Columbia/HCA Healthcare Corp	214,786	6,295,915
Guidant Corp †	115,111	5,410,217
Healthsouth Corp †	160,259	861,392
Humana Inc †	64,704	529,764
Johnson & Johnson	520,147	48,438,689
Mallinckrodt Group Inc	27,624	878,789
Manor Care Inc †	42,886	686,176
Medtronics Inc	444,856	16,209,441
St Jude Medical Inc †	32,653	1,002,039
Tenet Healthcare Corp †	119,123	2,799,391
United Healthcare Corp	66,303	3,522,347
Wellpoint Health Networks †	25,355	1,671,845

TOTAL HEALTH CARE
— VALUE		$ 107,978,363
— COST		$ 84,180,983
HOLDING COMPANIES-DIVERSIFIED — 0.15%
Seagrams Co Ltd	164,437	$ 7,389,388

TOTAL HOLDING COMPANIES-DIVERSIFIED
— VALUE		$ 7,389,388
— COST		$ 6,502,452

HOME BUILDERS — 0.03%
Centex Corp	23,215	$ 573,120
Fleetwood Enterprises Inc	13,708	282,728
Kaufman & Broad Home Corp	17,979	434,867
Pulte Corp	17,087	384,458

TOTAL HOME BUILDERS
— VALUE		$ 1,675,173
— COST		$ 1,648,851

(Continued)

The accompanying notes are an integral part of the financial statements.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Portfolio of Investments – December 31, 1999 – (Continued)

Security Name	Shares	Value

HOME FURNISHINGS — 0.10%
Leggett & Platt Inc	56,700	$ 1,215,506
Maytag Corp	33,811	1,622,928
Whirlpool Corp	29,131	1,895,336

TOTAL HOME FURNISHINGS
— VALUE		$ 4,733,770
— COST		$ 4,062,818

HOUSEHOLD PRODUCTS/WARES — 0.30%
American Greetings Corp Class A	26,270	$ 620,629
Avery-Dennison Corp	43,633	3,179,755
Clorox Co	90,052	4,536,370
Fortune Brands Inc	64,148	2,120,893
Jostens Inc	13,796	335,415
Newell Rubbermaid Inc	107,840	3,127,360
Tupperware Corp	22,621	383,143

TOTAL HOUSEHOLD PRODUCTS/WARES
— VALUE		$ 14,303,565
— COST		$ 12,785,042

INSURANCE — 2.91%
Aetna Inc	54,289	$ 3,030,005
AFLAC Corp	101,382	4,783,963
Allstate Corp	303,349	7,280,376
American General Corp	94,773	7,190,901
American International Group Inc	585,625	63,320,703
Aon Corp	98,022	3,920,860
Chubb Corp	63,769	3,590,992
CIGNA Corp	70,827	5,706,000
Cincinnati Financial Corp	63,644	1,984,897
Conseco Inc	123,646	2,210,172
Hartford Financial Services Group	86,412	4,093,769
Jefferson-Pilot Corp	40,464	2,761,668
Lincoln National Corp	76,197	3,047,880
Loews Corp	41,313	2,507,183
Marsh & McLennan Companies Inc	100,335	9,600,805
MBIA Inc	38,539	2,035,341
MGIC Investment Corp	41,931	2,523,722
Progressive Corp Ohio	28,125	2,056,641
SAFECO Corp	51,422	1,279,122
St Paul Cos	86,993	2,930,577
Torchmark Corp	51,586	1,499,218
UNUM Provident Corp	91,610	2,937,246

TOTAL INSURANCE
— VALUE		$ 140,292,041
— COST		$ 108,341,003

Security Name	Shares	Value

IRON/STEEL — 0.07%
Bethlehem Steel Corp †	50,451	$ 422,527
Nucor Corp	33,724	1,848,497
USX — U.S. Steel Group	34,183	1,128,039

TOTAL IRON/STEEL
— VALUE		$ 3,399,063
— COST		$ 3,375,440

LEISURE TIME — 0.25%
Brunswick Corp	35,682	$ 793,925
Carnival Corp Class A	232,789	11,130,224

TOTAL LEISURE TIME
— VALUE		$ 11,924,149
— COST		$ 11,133,423

LODGING — 0.08%
Hilton Hotels Corp	100,112	$ 963,578
Marriott International	95,283	3,007,370

TOTAL LODGING
— VALUE		$ 3,970,948
— COST		$ 3,919,019

MACHINERY — 0.46%
Briggs & Stratton Corp	9,122	$ 489,167
Caterpillar Inc	135,328	6,368,874
Cummins Engine Co Inc	15,900	768,169
Deere & Co	89,327	3,874,559
Dover Corp	79,663	3,614,709
Ingersoll-Rand Co	63,286	3,484,685
McDermott International Inc	23,106	209,398
NACCO Industries Inc Class A	3,027	168,188
Rockwell International Corp	73,145	3,501,817

TOTAL MACHINERY
— VALUE		$ 22,479,566
— COST		$ 18,440,998

MANUFACTURERS — 5.74%
Cooper Industries Inc	36,420	$ 1,472,734
Corning Inc	92,903	11,978,681
Crane Co	26,543	527,542
Danaher Corp	51,856	2,502,052
Eastman Kodak Co	120,341	7,972,591
Eaton Corp	27,696	2,011,422
FMC Corp †	12,392	710,217
General Electric Co	1,239,186	191,764,034
Illinois Tool Works Inc	107,786	7,282,292
ITT Industries Inc	34,073	1,139,316
Minnesota Mining & Manufacturing Co	152,721	14,947,568
National Service Industries Inc	15,998	471,941
Pall Corp	48,399	1,043,603

(Continued)

The accompanying notes are an integral part of the financial statements.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Portfolio of Investments – December 31, 1999 – (Continued)

Security Name	Shares	Value

Polaroid Corp	17,470	$ 328,654
PPG Industries Inc	66,344	4,150,647
Textron Inc	57,334	4,396,801
Tyco International Ltd	633,078	24,610,907

TOTAL MANUFACTURERS
— VALUE		$ 277,311,002
— COST		$ 143,990,320

MEDIA — 3.40%
CBS Corp †	288,983	$ 18,476,851
Clear Channel Communications Inc †	127,745	11,401,241
Comcast Corp Class A	284,258	14,372,795
Disney (Walt) Co	781,324	22,853,727
Dow Jones & Co Inc	34,936	2,375,648
Gannett Co Inc	106,280	8,668,463
Knight-Ridder Inc	30,498	1,814,631
McGraw-Hill Inc	75,095	4,627,729
MediaOne Group Inc †	229,855	17,655,737
Meredith Corp	20,197	841,962
New York Times Co Class A	66,704	3,276,834
Time Warner Inc	487,770	35,332,839
Times Mirror Co Class A	23,181	1,553,127
Tribune Co	90,382	4,976,659
Viacom Inc Class B †	264,159	15,965,110

TOTAL MEDIA
— VALUE		$ 164,193,353
— COST		$ 91,189,951

METAL FABRICATE/HARDWARE — 0.04%
Allegheny Technologies Inc	37,270	$ 836,246
Timken Co	24,501	500,739
Worthington Industries Inc	36,040	596,913

TOTAL METAL FABRICATE/HARDWARE
— VALUE		$ 1,933,898
— COST		$ 2,569,460

METALS-DIVERSIFIED — 0.47%
Alcan Aluminum Ltd	86,465	$ 3,561,277
Alcoa Inc	139,199	11,553,517
Freeport McMoRan Inc †	63,424	1,339,832
Inco Ltd †	70,437	1,655,270
Phelps Dodge Corp	22,901	1,537,230
Placer Dome Inc	120,056	1,290,602
Reynolds Metals Co	24,353	1,866,049

TOTAL METALS-DIVERSIFIED
— VALUE		$ 22,803,777
— COST		$ 15,205,426

Security Name	Shares	Value

MINING — 0.10%
Barrick Gold Corp	147,998	$ 2,617,715
Homestake Mining Co	92,085	719,414
Newmont Mining Corp	64,155	1,571,798

TOTAL MINING
— VALUE		$ 4,908,927
— COST		$ 6,518,262

OFFICE/BUSINESS EQUIPMENT — 0.22%
Pitney Bowes Inc	102,053	4,930,436
Xerox Corp	252,366	5,725,554

TOTAL OFFICE/BUSINESS EQUIPMENT
— VALUE		$ 10,655,990
— COST		$ 13,290,457

OIL & GAS PRODUCERS — 4.87%
Amerada Hess Corp	34,891	$ 1,980,064
Anadarko Petroleum Corp	46,745	1,595,173
Apache Corp	41,497	1,532,795
Atlantic Richfield Corp	122,330	10,581,545
Burlington Resources Inc	70,978	2,346,710
Chevron Corp	248,501	21,526,399
Coastal Corp	81,860	2,900,914
Conoco Inc Class B	238,785	5,939,776
Exxon Mobil Corp	1,305,075	105,140,105
Helmerich & Payne Inc	19,470	424,689
Kerr-McGee Corp	32,874	2,038,188
Occidental Petroleum Corp	133,734	2,891,998
Phillips Petroleum Co	96,587	4,539,589
Rowan Co Inc †	32,475	704,302
Royal Dutch Petroleum Corp	811,574	49,049,504
Sunoco Inc	35,137	825,720
Texaco Inc	206,300	11,204,669
Tosco Corp	43,600	1,185,375
Transocean Sedco Forex Inc	40,219	1,354,873
Union Pacific Resources Group	97,483	1,242,908
Unocal Corp	92,813	3,115,036
USX — Marathon Group	118,377	2,922,432

TOTAL OIL & GAS PRODUCERS
— VALUE		$ 235,042,764
— COST		$ 170,481,951

OIL & GAS SERVICES — 0.44%
Baker Hughes Inc	126,058	$ 2,655,097
Halliburton Co	167,918	6,758,700
Schlumberger Ltd	207,742	11,685,488

TOTAL OIL & GAS SERVICES
— VALUE		$ 21,099,285
— COST		$ 18,232,858

(Continued)

The accompanying notes are an integral part of the financial statements.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Portfolio of Investments – December 31, 1999 – (Continued)

Security Name	Shares	Value

PACKAGING & CONTAINERS — 0.13%
Ball Corp	11,780	$ 463,838
Bemis Co	20,358	709,985
Crown Cork & Seal Co	47,391	1,060,374
Owens Illinois Inc †	60,369	1,512,998
Pactiv Corp †	65,875	699,922
Sealed Air Corp †	32,207	1,668,725

TOTAL PACKAGING & CONTAINERS
— VALUE		$ 6,115,842
— COST		$ 9,121,867

PHARMACEUTICALS — 5.99%
Abbott Laboratories	576,420	$ 20,931,251
ALZA Corp †	37,839	1,310,175
American Home Products Corp	494,953	19,519,709
Bristol-Myers Squibb Co	750,938	48,200,833
Cardinal Health Inc	103,852	4,971,915
Lilly (Eli) & Co	413,744	27,513,976
Merck & Co Inc	884,208	59,297,199
Pfizer Inc	1,465,296	47,530,539
Pharmacia & Upjohn Inc	192,356	8,656,020
Schering-Plough Corp	556,114	23,461,059
Warner Lambert Co	323,703	26,523,415
Watson Pharmaceutical Inc †	35,421	1,268,515

TOTAL PHARMACEUTICALS
— VALUE		$ 289,184,606
— COST		$ 213,451,375

PIPELINES — 0.51%
Columbia Energy Group	32,122	$ 2,031,717
Consolidated Natural Gas Co	36,891	2,395,609
El Paso Energy Corp	77,357	3,002,419
Enron Corp	271,020	12,026,513
Williams Co Inc	165,460	5,056,871

TOTAL PIPELINES
— VALUE		$ 24,513,129
— COST		$ 17,444,082

RETAIL — 6.40%
AutoZone Inc †	57,606	$ 1,861,381
Bed Bath & Beyond Inc †	41,600	1,445,600
Best Buy Co Inc †	77,898	3,909,506
Circuit City Stores Inc	77,063	3,472,651
Consolidated Stores Corp †	42,302	687,408
CVS Corp	149,244	5,960,432
Darden Restaurants Inc	51,880	940,325
Dayton-Hudson Corp	167,774	12,320,903
Dillards Inc Class A	41,422	836,207
Dollar General Corp	85,424	1,943,396
Federated Department Stores Inc †	79,767	4,033,219
Gap Inc	325,148	14,956,808
Security Name	Shares	Value

Harcourt General Inc	27,581	$ 1,110,135
Home Depot Inc	862,041	59,103,686
IKON Office Solutions Inc	53,983	367,759
Kmart Corp †	190,809	1,920,016
Kohls Corp †	62,134	4,485,298
Limited Inc	81,938	3,548,940
Longs Drug Stores Corp	15,054	388,581
Lowe’s Co Inc	142,840	8,534,690
May Department Stores Co	127,673	4,117,454
McDonald’s Corp	513,168	20,687,085
Nordstrom Inc	54,615	1,430,230
Office Depot Inc †	138,149	1,511,005
Penney (J C) Co Inc	101,249	2,018,652
Pep Boys (The) — Manny Moe & Jack	20,775	189,572
Rite Aid Corp	100,031	1,119,097
Sears Roebuck & Co	145,124	4,417,212
Staples Inc †	177,729	3,687,877
Tandy Corp	73,625	3,621,430
TJX Companies Inc	122,203	2,497,524
Toys R Us Inc †	96,075	1,375,073
Tricon Global Restaurants †	59,032	2,280,111
Wal-Mart Stores Inc	1,681,610	116,241,291
Walgreen Co	380,778	11,137,757
Wendy’s International Inc	47,843	986,762

TOTAL RETAIL
— VALUE		$ 309,145,073
— COST		$ 172,421,820

SEMICONDUCTORS — 3.62%
Advanced Micro Devices Inc †	55,827	$ 1,615,494
Applied Materials Inc †	142,318	18,029,912
Intel Corp	1,255,365	103,332,232
KLA Instruments Corp †	33,748	3,758,684
LSI Logic Corp †	55,154	3,722,895
Micron Technology Inc †	95,676	7,438,779
National Semiconductor †	64,381	2,756,312
Texas Instruments Inc	298,263	28,894,228
Xilinx Inc †	111,400	5,065,224

TOTAL SEMICONDUCTORS
— VALUE		$ 174,613,760
— COST		$ 75,366,825

SOFTWARE — 9.57%
Adobe Systems Inc	46,726	$ 3,142,324
America Online Inc †	838,542	63,257,512
Autodesk Inc	20,332	686,205
Automatic Data Processing	234,757	12,647,533
BMC Software Inc †	90,534	7,237,062
Citrix Systems Inc †	30,070	3,698,610
Computer Associates International Inc	203,896	14,259,977
Compuware Corp †	136,195	5,073,264

(Continued)

The accompanying notes are an integral part of the financial statements.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Portfolio of Investments – December 31, 1999 – (Continued)

Security Name	Shares	Value

First Data Corp	161,323	$ 7,955,240
IMS Health Inc	119,883	3,259,319
Microsoft Corp †	1,943,474	226,900,590
Novell Inc †	128,514	5,132,528
Oracle Corp †	538,861	60,386,111
Parametric Technology Corp †	103,203	2,792,931
PeopleSoft Inc †	90,560	1,930,060
Shared Medical System Corp	10,340	526,694
Yahoo! Inc †	99,540	43,069,714

TOTAL SOFTWARE
— VALUE		$ 461,955,674
— COST		$ 206,608,210

TELECOMMUNICATION EQUIPMENT — 4.97%
ADC Telecommunications †	49,901	$ 3,620,941
Andrew Corp †	32,217	610,109
Comverse Technology Inc †	23,500	3,401,625
General Instrument Corp †	65,466	5,564,610
Lucent Technologies Inc	1,176,833	88,041,819
Motorola Inc	229,918	33,855,426
Nortel Networks Corp	502,367	50,739,067
QUALCOMM Inc †	245,196	43,185,146
Scientific-Atlanta Inc	28,973	1,611,623
Tellabs Inc †	148,663	9,542,306

TOTAL TELECOMMUNICATION EQUIPMENT
— VALUE		$ 240,172,672
— COST		$ 85,508,910

TELECOMMUNICATIONS — 0.93%
Global Crossing Ltd †	283,449	$ 14,172,450
NEXTEL Communications Class A †	133,682	13,785,956
Sprint Corp (PCS Group) †	164,107	16,820,957

TOTAL TELECOMMUNICATIONS
— VALUE		$ 44,779,363
— COST		$ 15,127,390

TELEPHONE — 6.71%
Alltel Corp	114,284	$ 9,449,858
AT & T Corp	1,208,638	61,338,379
Bell Atlantic Corp	587,785	36,185,514
BellSouth Corp	713,419	33,396,927
CenturyTel Inc	52,469	2,485,719
GTE Corp	368,665	26,013,924
MCI WorldCom Inc †	1,063,259	56,419,154
SBC Communications Inc	1,290,288	62,901,540
Sprint Corp	328,630	22,120,907
U.S. West Inc	191,430	13,782,960

TOTAL TELEPHONE
— VALUE		$ 324,094,882
— COST		$ 209,737,582

Security Name	Shares	Value

TEXTILES — 0.01%
Springs Industries Inc Class A	7,142	$ 285,234

TOTAL TEXTILES
— VALUE		$ 285,234
— COST		$ 288,318

TOBACCO — 0.47%
Philip Morris Co Inc	899,120	$ 20,848,345
UST Inc	67,406	1,697,789

TOTAL TOBACCO
— VALUE		$ 22,546,134
— COST		$ 33,540,360

TOYS/GAMES/HOBBIES — 0.07%
Hasbro Inc	75,412	$ 1,437,541
Mattel Inc	159,572	2,094,383

TOTAL TOYS/GAMES/HOBBIES
— VALUE		$ 3,531,924
— COST		$ 5,755,424

TRANSPORTATION — 0.45%
Burlington Northern Santa Fe Corp	177,184	$ 4,296,712
CSX Corp	83,427	2,617,522
FDX Corp †	113,457	4,644,646
Kansas City Southern Industries Inc	41,791	3,118,653
Norfolk Southern Corp	145,750	2,987,875
Union Pacific Corp	94,580	4,126,053

TOTAL TRANSPORTATION
— VALUE		$ 21,791,461
— COST		$ 23,262,453

TRUCKING & LEASING — 0.01%
Ryder System Inc	26,060	$ 636,841

TOTAL TRUCKING & LEASING
— VALUE		$ 636,841
— COST		$ 724,416

TOTAL COMMON STOCKS
— VALUE		$ 4,647,088,660
— COST		$ 2,955,509,045

(Continued)

The accompanying notes are an integral part of the financial statements.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Portfolio of Investments – December 31, 1999 – (Continued)

Security Name	Interest Rate		Maturity Date	Principal	Value
SHORT TERM INSTRUMENTS — 4.67%
CASH EQUIVALENTS — 1.02%
Goldman Sachs Financial Square Prime Obligation Fund††	5.40%		01/03/00	$ 44,072,532	$ 44,072,532
Investors Bank & Trust Depositary Receipt††	5.53%		01/03/00	5,100,000	5,100,000

					$ 49,172,532

REPURCHASE AGREEMENTS — 3.33%
Morgan Stanley Tri-party Repurchase Agreement dated 12/31/99, due 01/03/00 with a maturity value of $160,491,184 and an effective yield of 2.40%, collateralized by U.S. Treasury Notes with a rate of 6.25%, a maturity of 04/30/01 and market value of $163,671,231.	2.40%		01/03/00	$160,459,092	$ 160,459,092

U.S. TREASURY BILLS — 0.32%
U.S. Treasury Bills† ††	5.04%	*	03/23/00	$ 15,750,000	$ 15,572,534

TOTAL SHORT TERM INSTRUMENTS
— VALUE					$ 225,204,158
— COST					$ 225,192,218

TOTAL INVESTMENTS IN SECURITIES
(Cost $3,180,701,263) ** (Notes 1 and 3)				100.93%	$4,872,292,818
Other Assets and Liabilities, Net				(0.93)%	(44,767,792)

TOTAL NET ASSETS				100.00%	$4,827,525,026

†	Non-income earning securities.
††	Represents investment of collateral received from securities lending transactions. See Note 4.
†† †	These U.S. Treasury Bills are held in segregated accounts in connection with the Master Portfolio’s holdings of S&P 500 futures contracts. See Note 1.
*	Yield to Maturity.

**	Cost for federal income tax purposes is $3,183,525,561 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,830,907,457
Gross Unrealized Depreciation	$ (142,140,200)

NET UNREALIZED APPRECIATION	$1,688,767,257

The accompanying notes are an integral part of the financial statements.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Financial Statements

Statement of Assets & Liabilities

December 31, 1999
Assets
Investments:
In securities, at market value (see cost below) (Note 1)	$4,872,292,818
Receivables:
Dividends and interest	4,418,560
Receivable for daily variation margin on open financial futures contracts	413,112

Total Assets	4,877,124,490

Liabilities
Payables:
Collateral for securities loaned (Note 4)	49,172,532
Due to Bank	4,859
Due to BGI (Note 2)	422,073

Total Liabilities	49,599,464

Total Net Assets	$4,827,525,026

Investments at Cost	$3,180,701,263

The accompanying notes are an integral part of the financial statements.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Financial Statements – (Continued)

Statements of Operations

	For the Period Ended December 31, 1999*	For the Year Ended February 28, 1999
Net Investment Income
Dividends†	$ 44,329,664	$ 36,647,898
Interest††	9,795,587	8,379,792

Total Investment Income	54,125,251	45,027,690

Expenses (Note 2)
Advisory Fees	1,821,793	1,353,414

Total Expenses	1,821,793	1,353,414

Net Investment Income	52,303,458	43,674,276

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on sale of investments	147,202,745	143,991,139
Net realized gain (loss) on sale of futures contracts	23,076,772	37,982,701
Net change in unrealized appreciation (depreciation) of investments	549,246,681	265,023,900
Net change in unrealized appreciation (depreciation) of future contracts	12,849,150	(14,225,550)

Net Gain (Loss) on Investments	732,375,348	432,772,190

Net Increase (Decrease) In Net Assets Resulting From Operations	$784,678,806	$476,446,466

† Net of foreign withholding tax of:	$ 28,773	$ 5,288
†† Interest income includes securities lending income of:	$ 272,312	$ 78,935
* For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of the financial statements.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Financial Statements – (Continued)

Statements of Changes in Net Assets

	For the Period Ended December 31, 1999*	For the Year Ended February 28, 1999	For the Year Ended February 28, 1998
Increase (Decrease) In Net Assets

Operations:
Net investment income (loss)	$ 52,303,458	$ 43,674,276	$ 35,530,147
Net realized gain (loss) on sales of investments	170,279,517	181,973,840	71,368,439
Net change in unrealized appreciation (depreciation) of investments	562,095,831	250,798,350	463,085,650

Net increase (decrease) in net assets resulting from operations	784,678,806	476,446,466	569,984,236

Net increase (decrease) in net assets resulting from beneficial interest transactions	355,753,442	856,583,098	299,742,532

Increase (Decrease) in Net Assets	1,140,432,248	1,333,029,564	869,726,768

Net Assets:
Beginning net assets	$3,687,092,778	$2,354,063,214	$1,484,336,446

Ending net assets	$4,827,525,026	$3,687,092,778	$2,354,063,214

*	For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of the financial statements.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Notes to Financial Statements

Significant Accounting Policies
1. Significant Accounting Policies

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP was organized on October 20, 1993 as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, and had no operations prior to March 1, 1994. MIP currently issues, the following separate portfolios (the “Master Portfolios”), the Asset Allocation, Bond Index, LifePath Income (formerly Lifepath 2000), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, S&P 500 Index, Extended Index, International Index and U.S. Equity Index Master Portfolios. These financial statements relate to the S&P 500 Index Master Portfolio.

The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The Board of Trustees of MIP approved a change in fiscal year-end from February 28 to December 31 for the S&P 500 Index Master Portfolio on February 10, 1999. Accordingly, the financial statements are presented for the ten-month period ended December 31, 1999.

Security Valuation

The equity securities of the Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP ’s Board of Trustees.

Security Transactions and Income Recognition

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased are accreted as interest income using a constant yield to maturity method. Premiums on securities purchased are not amortized.

Federal Income Taxes

The Master Portfolio intends to qualify as a partnership for federal income tax purposes. The Master Portfolio therefore believes that it will not be subject to any federal income tax on its income and net realized capital gains (if any). However, each investor in a Master Portfolio will be taxed on its allocable share of the partnership’s income and capital gains for the purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the Internal Revenue Code of 1986, as amended (the “Code”).

It is intended that the Master Portfolio’s assets, income and allocations will be managed in such a way that a regulated investment company investing in the Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the regulated investment company invested all of its assets in the Master Portfolio.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Notes to Financial Statements – (Continued)

Futures
Contracts

The S&P 500 Index Master Portfolio may purchase long futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the S&P 500 Index Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin ” requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash, U.S. Government obligations or high quality, liquid debt instruments in connection with long futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. As of December 31, 1999, the S&P 500 Index Master Portfolio had the following open long futures contracts outstanding.

S&P 500 Index Master Portfolio

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
484	S & P 500 Index	3/17/00	$179,588,200	$9,872,575

The S&P 500 Index Master Portfolio has pledged to brokers U.S. Treasury Bills for initial margin requirements with a par value of $15,750,000.

Repurchase
Agreements

Transactions involving purchases of securities under agreements to resell such securities at a specified price and time (“repurchase agreements ”) are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Master Portfolio’s Portfolio of Investments. The adviser to the Master Portfolio may pool the Master Portfolio’s cash and invest in repurchase agreements entered into by the other Master Portfolios. The Master Portfolio’s prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor’s responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements entered into on December 31, 1999, by the Master Portfolio are collateralized by U.S. Government Securities.

2.	Agreements and
Other
Transactions with
Affiliates

Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors (“BGFA”) provides investment guidance and policy direction in connection with the management of the Master Portfolio ’s assets. BGFA is entitled to receive 0.05% of the average daily net assets of the S&P 500 Index Master Portfolio as compensation for advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

Investors Bank & Trust Company (“IBT”) serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. (“BGI”) for its services as SubAdministrator of the Master Portfolio.

Master Investment Portfolio – S&P 500 Index Master Portfolio
Notes to Financial Statements – (Continued)

Stephens Inc. ( “Stephens”), is the sponsor and placement agent for the Master Portfolios.

The MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 1999, these officers of Stephens collectively owned less than 1% of the Master Portfolio’s outstanding beneficial interests.

3. Investment
Portfolio
Transactions
Purchases and sales of investments, exclusive of short-term securities, for the Master Portfolio were as follows:

	S&P 500 Index Master Portfolio
Aggregate Purchases and Sales of:	Period ended Dec. 31, 1999*	Year ended Feb. 28, 1999

U.S. GOVERNMENT OBLIGATIONS:
Purchases at cost	$ 0	$ 0
Sales proceeds	0	0
OTHER SECURITIES:
Purchases at cost	$751,324,556	$1,187,951,471
Sales proceeds	269,734,128	275,613,257

*	For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

4. Portfolio
Securities
Loaned

As of December 31, 1999, the S&P 500 Index Master Portfolio had loaned securities which were collateralized by cash. The Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risk to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of the securities on loan and the value of the related collateral were as follows:

	Securities	Collateral
S&P 500 Index Master Portfolio	$47,645,223	$49,172,532

5. Financial
Highlights
The ratios of expenses in net investment income to average net assets and the portfolio turnover rates, excluding short-term securities, for the Master Portfolio are as follows:

	For the Period Ended December 31, 1999 *	For the Year Ended February 28, 1999	For the Year Ended February 29, 1998
S &P 500 Index Master Portfolio
Ratio of expenses to average net assets†	0.05%	0.05%	0.05%
Ratio of net investment income to average net assets†	1.44%	1.61%	1.89%
Portfolio turnover	7%	11%	6%

*	For the ten months ended December 31, 1999. The Master Portfolio changed their fiscal year-end from February 28 to December 31.
†	Annualized for period of less that one year.
Master Investment Portfolio – S&P 500 Index Master Portfolio
Report of Independent Auditors

To the Interestholders and Board of Trustees of
Master Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the S&P 500 Index Master Portfolio (one portfolio comprising Master Investment Portfolio) as of December 31, 1999, the related statements of operations for the ten-month period then ended and for the year-ended February 28, 1999, and the statements of changes in net assets for the ten-month period then ended and for each of the years in the two-year period ended February 28, 1999. These financial statements are the responsibility of the Trust ’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the S&P 500 Index Master Investment Portfolio as of December 31, 1999, the results of its operations and the changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.

/s/ KPMG LLP

San Francisco, California
February 11, 2000